UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-6425
                                                     ---------------------

              Nuveen California Quality Income Municipal Fund, Inc.
 ------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
 ------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                Kevin J. McCarthy
                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
------------------------------------------------------------------------------
                     (Name and address of agent for service)

      Registrant's telephone number, including area code:  (312) 917-7700
                                                           -------------------

                  Date of fiscal year end: February 28
                                           ------------------

                  Date of reporting period: August 31, 2009
                                            ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.


                                                        LOGO: NUVEEN INVESTMENTS
Closed-End Funds

Nuveen Investments
Municipal Closed-End Funds

IT'S NOT WHAT YOU EARN, IT'S WHAT YOU KEEP.(R)

Semi-Annual Report
August 31, 2009

-----------------          -----------------      --------------------
NUVEEN CALIFORNIA          NUVEEN CALIFORNIA      NUVEEN CALIFORNIA
MUNICIPAL VALUE            MUNICIPAL VALUE        PERFORMANCE PLUS
FUND, INC.                 FUND 2                 MUNICIPAL FUND, INC.
NCA                        NCB                    NCP

---------------------      --------------------   ------------------------
NUVEEN CALIFORNIA          NUVEEN CALIFORNIA      NUVEEN CALIFORNIA
MUNICIPAL MARKET           INVESTMENT QUALITY     SELECT QUALITY MUNICIPAL
OPPORTUNITY FUND, INC.     MUNICIPAL FUND, INC.   FUND, INC.
NCO                        NQC                    NVC

------------------------
NUVEEN CALIFORNIA
QUALITY INCOME MUNICIPAL
FUND, INC.
NUC

                                                                       AUGUST 09

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                                                        LOGO: NUVEEN INVESTMENTS

Chairman's Letter to Shareholders

[PHOTO OF ROBERT P. BREMNER]

DEAR SHAREHOLDER,

The financial markets in which your Fund operates continue to reflect the larger economic crosscurrents. The illiquidity that infected global credit markets over the last year appears to be slowly but steadily receding. The major institutions that are the linchpin of the international financial system are strengthening their capital structures, but many still struggle with losses in their various portfolios. There are encouraging signs of recovery in European and Asian economies, while the U.S. economy continues to feel the impact of job losses and an over-borrowed consumer. Global trends include modestly increasing trade and increased concern about the ability of the U.S. government to address its substantial budgetary deficits. Identifying those developments that will define the future is never easy, but rarely is it more difficult than at present.

After considerable volatility in the first few months of 2009, both the fixed-income and equity markets have seen a partial recovery. A fundamental component of a successful long-term investment program is a commitment to remain invested during market downturns in order to be better positioned to benefit from any recovery. Another component is to re-evaluate investment disciplines and tactics and to confirm their validity following periods of extreme volatility and market dislocation, such as we have recently experienced. Your Board carried out an intensive review of investment performance with these objectives in mind during April and May of this year as part of the annual management contract renewal process. I encourage you to read the description of this process in the Annual Investment Management Agreement Approval Process section of this report.

Remaining invested through market downturns and reconfirming the appropriateness of a long term investment strategy is as important for our shareholders as it is for professional investment managers. For that reason, I again encourage you to remain in communication with your financial consultant on these subjects. For recent developments on all your Nuveen Funds, please visit the Nuveen web site: www.nuveen.com.

Nuveen remains committed to resolving the issues connected with outstanding auction rate preferred shares. In September 2009, Nuveen completed the refinancing at par of all the outstanding auction rate preferred shares issued by its taxable closed-end funds. For a variety of reasons, refinancing the remaining outstanding preferred shares issued by the municipal closed-end funds is taking longer but Nuveen is diligently pursuing a range of options to accomplish this. Please consult the Nuveen web site for the most recent information about the redemption of municipal auction rate preferred shares.

On behalf of the other members of your Fund's Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

/s/ Robert P. Bremner
----------------------
Robert P. Bremner
Chairman of the Board
October 20, 2009

                                                            Nuveen Investments 1

Portfolio Manager's Comments

Nuveen California Municipal Value Fund, Inc. (NCA)
Nuveen California Municipal Value Fund 2 (NCB)
Nuveen California Performance Plus Municipal Fund, Inc. (NCP) Nuveen California Municipal Market Opportunity Fund, Inc. (NCO) Nuveen California Investment Quality Municipal Fund, Inc. (NQC) Nuveen California Select Quality Municipal Fund, Inc. (NVC) Nuveen California Quality Income Municipal Fund, Inc. (NUC)

Portfolio manager Scott Romans examines key investment strategies and the six-month performance of the Nuveen California Municipal Funds. Scott, who joined Nuveen in 2000, has managed NCA, NCP, NCO, NQC, NVC and NUC since 2003. In April 2009, he added portfolio management responsibility for the newly introduced Nuveen California Municipal Value Fund 2 (NCB).

WHAT KEY STRATEGIES WERE USED TO MANAGE THE CALIFORNIA FUNDS DURING THE SIX-MONTH PERIOD ENDED AUGUST 31, 2009?

During this reporting period, municipal bond prices generally rose, as strong cash flows into municipal bond funds combined with tighter new issue supply to provide favorable supply and demand conditions.

Given the restricted supply during the period, investment activity in these California Funds was more limited than usual. One reason for the supply reduction was the introduction of the Build America Bond program. Build America Bonds are a new class of taxable municipal debt created as part of the February 2009 economic stimulus package. They provide municipal issuers with a federal subsidy equal to 35% of the security's interest payments, and therefore offer issuers an attractive alternative to traditional tax-exempt debt. As of August 31, 2009, approximately 20% of new bonds issued in the municipal market have been issued as taxable Build America Bonds, which has reduced the supply of traditional tax-exempt municipal bond issuance. Since interest payments from these bonds represent taxable income, we don't see them as good opportunities for the Funds. Another factor dampening activity was limited liquidity of many insured bonds because of concerns about the financial health of the insurers.

When purchase opportunities did arise, we continued to focus on relative value by taking a bottom-up approach to discover undervalued sectors and individual credits with the potential to perform well over the long term. In some cases, we were able to add lower-rated and non-rated credits that we believed offered value at historically very attractive prices.

CERTAIN STATEMENTS IN THIS REPORT ARE FORWARD-LOOKING STATEMENTS. DISCUSSIONS OF SPECIFIC INVESTMENTS ARE FOR ILLUSTRATION ONLY AND ARE NOT INTENDED AS RECOMMENDATIONS OF INDIVIDUAL INVESTMENTS. THE FORWARD-LOOKING STATEMENTS AND OTHER VIEWS EXPRESSED HEREIN ARE THOSE OF THE PORTFOLIO MANAGER AS OF THE DATE OF THIS REPORT. ACTUAL FUTURE RESULTS OR OCCURRENCES MAY DIFFER SIGNIFICANTLY FROM THOSE ANTICIPATED IN ANY FORWARD-LOOKING STATEMENTS AND THE VIEWS EXPRESSED HEREIN ARE SUBJECT TO CHANGE AT ANY TIME, DUE TO NUMEROUS MARKET AND OTHER FACTORS. THE FUNDS DISCLAIM ANY OBLIGATION TO UPDATE PUBLICLY OR REVISE ANY FORWARD-LOOKING STATEMENTS OR VIEWS EXPRESSED HEREIN.

2 Nuveen Investments

Cash for new purchases during this period was generated largely by bond calls. During the spring of 2009, some of the Funds also sold positions in California general obligation (GO) bonds prior to the credit problems experienced by the state during the summer.

In April 2009, we introduced the Nuveen California Municipal Value Fund 2 (NCB), which--like NCA--is an unleveraged Fund investing in a diversified portfolio of tax-exempt municipal obligations. NCB is designed to invest at least 80% of its assets in investment quality municipal securities and may invest up to 20% of its assets in bonds rated below investment quality or judged to be of comparable quality. During the period between NCB's inception and August 31, 2009, we focused on completing the Fund's initial investment phase. By period end, NCB was fully invested and had met or exceeded all of its targeted objectives in terms of credit quality and diversification.

We continued to use inverse floating rate securities(1) in all of these Funds. We employ inverse floaters for a variety of reasons, including duration(2) management, income enhancement, and as a form of financial leverage. As of August 31, 2009, the inverse floaters remained in place in all of these Funds.

HOW DID THE FUNDS PERFORM?

Individual results for these Funds, as well as relevant index and peer group information, are presented in the accompanying table.

AVERAGE ANNUAL TOTAL RETURNS ON COMMON SHARE NET ASSET VALUE*
FOR PERIODS ENDED 8/31/09

                                                                    SIX-MONTH      1-YEAR      5-YEAR        10-YEAR
--------------------------------------------------------------------------------------------------------------------

NCA(3)                                                                  7.06%       2.00%       3.43%          4.88%
NCB(3)                                                                  7.97%**      N/A         N/A            N/A
NCP                                                                     9.60%       1.10%       2.89%          5.19%
NCO                                                                     8.43%       1.01%       2.77%          5.12%
NQC                                                                     9.64%       1.19%       2.95%          5.29%
NVC                                                                    10.76%       2.91%       3.52%          5.68%
NUC                                                                     8.52%       2.08%       3.92%          5.54%

Standard & Poor's (S&P) CA Municipal Bond Index(4)                      5.77%       3.47%       3.84%          5.19%
Lipper CA Municipal Debt Funds Average(5)                              11.10%      -2.15%       2.58%          5.14%

Standard & Poor's (S&P) National Municipal Bond Index(6)                6.49%       4.68%       4.00%          5.30%
Barclays Capital Municipal Bond Index(7)                                5.61%       5.67%       4.16%          5.40%
--------------------------------------------------------------------------------------------------------------------

For the six months ended August 31, 2009, cumulative returns on common share net asset value (NAV) for all seven funds exceeded the returns on the national and state municipal bond and Barclays indexes, and underperformed the Lipper California Municipal Debt Funds Average.

Key management factors that influenced the Funds' returns during this period included duration and yield curve positioning, credit exposure and sector allocations. In addition, leverage was an important factor affecting the Funds' performances over this period. The primary reason that the return of NCA trailed the other Funds for the six-month period was that this Fund does not use leverage. The impact of leverage is discussed in more detail on page 5.

(1) An inverse floating rate security, also known as inverse floaters, is a financial instrument designed to pay long-term tax-exempt interest at a rate that varies inversely with a short-term tax-exempt interest rate index. For the Nuveen Funds, the index typically used is the Securities Industry and Financial Markets (SIFM) Municipal Swap Index (previously referred to as the Bond Market Association Index or BMA). Inverse floaters, including those inverse floating rate securities in which the Funds invested during the reporting period, are further defined within the Notes to Financial Statements and Glossary of Terms Used in this Report sections of this report.

(2) Duration is a measure of a bond's price sensitivity as interest rates change, with longer duration bonds displaying more sensitivity to these changes than bonds with shorter durations.

* Six-month returns are cumulative; returns for one-year, five-year and ten-year are annualized.

** NCB's cumulative return represents the period from its inception on April 28, 2009, through August 31, 2009.

      Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

      For additional information, see the individual Performance Overview for your Fund in this report.

(3) NCA and NCB are unleveraged Funds; the remaining five Funds in this report are leveraged.

(4) The Standard & Poor's (S&P) California Municipal Bond Index is an unleveraged, market value-weighted index designed to measure the performance of the investment-grade California municipal bond market. This index does not reflect any initial or on going expenses and is not available for direct investment.

(5) The Lipper California Municipal Debt Funds Average is calculated using the returns of all closed-end funds in this category for each period as follows: Six-months, 24 funds; 1-year, 24 funds; 5-year, 24 funds; and 10-year, 12 funds. Fund and Lipper returns assume reinvestment of dividends.

(6) The Standard & Poor's (S&P) National Municipal Bond Index is an unleveraged, market value-weighted index designed to measure the performance of the investment-grade U.S. municipal bond market. This index does not reflect any initial or on going expenses and is not available for direct investment.

(7) The Barclays Capital (formerly Lehman Brothers) Municipal Bond Index is an unleveraged, unmanaged national index comprising a broad range of investment-grade municipal bonds. Results for the Barclays Capital index do not reflect any expenses. An index is not available for direct investment.

                                                            Nuveen Investments 3

As noted, municipal bonds generally performed well over this period. Bonds in the Barclays Capital Municipal Bond Index with maturities longer than 15 years, especially those with the longest maturities (22 years or more), benefited the most in this environment. In general, NCP, NCO, NQC and NVC were all well positioned for this environment in terms of duration and yield curve positioning.

The increase in demand for municipal bonds among both institutional and individual investors, especially for lower-rated credits, was driven by a variety of factors. These included concerns about possible tax increases, the need to rebalance portfolio allocations and a growing appetite to assume additional risk. At the same time, the supply of new municipal paper declined, and bonds rated BBB or below and non-rated bonds generally outperformed those rated AAA. All of these Funds benefited by their overweightings of lower-rated credits when compared with the indexes.

Holdings that generally contributed positively to the Funds' returns included industrial development revenue (IDR), health care and zero coupon bonds, all of which outperformed the overall municipal market during this period. In particular, NVC, which had the largest allocations of IDR and health care bonds among the six older Funds, benefited from its weightings in these two sectors. Bonds backed by the 1998 master tobacco settlement agreement also posted strong returns. As of August 31, 2009, the California Funds' holdings of lower-rated tobacco bonds ranged from approximately 3% to 5% of total net assets, providing a meaningful contribution to performance.

Pre-refunded (8) bonds, which often are backed by U.S. Treasury securities and which, were one of the top performing segments of the municipal bond market over the past two years, performed especially poorly during this period. This was due primarily to their shorter effective maturities and higher credit quality. NCP held the smallest weighting of pre-refunded bonds among these Funds and was thus the least negatively impacted by these holdings. In addition, NCO was hurt by its exposure to the transportation sector and to community facilities district
(CFD) bonds, also known as "dirt deals." CFD bonds across the nation did not perform well due to concerns about the decline of the housing market as well as weaker demand, particularly from retail buyers.

Additional market segments that lagged the overall municipal market included resource recovery, water and sewer and GO credits. Although long-dated California GOs under-performed other bonds with the same effective duration, all of these Funds were significantly underweighted in California GOs relative to the California market in general, which helped their absolute and relative performances. As of August 31, 2009, California GOs were rated Baa1/A/BBB by Moody's, Standard & Poor's (S&P) and Fitch, respectively. These credit ratings, which were the lowest of any state, reflected two downgrades by Moody's and three downgrades by Fitch during this six-month period, most recently in July 2009. On the positive side, Standard & Poor's (S&P), which had lowered its rating on California GOs in February 2009, reaffirmed its rating of A in August 2009 and removed the state from its negative credit watch list.

(8) Pre-refundings, also known as advance refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.

4 Nuveen Investments

IMPACT OF THE FUNDS' CAPITAL STRUCTURES AND LEVERAGE STRATEGIES ON PERFORMANCE

One important factor impacting the returns of these Funds relative to the comparative indexes was the Funds' use of financial leverage (NCA and NCB are unleveraged). The Funds use leverage because their managers believe that, over time, leveraging provides opportunities for additional income and total returns for common shareholders. However, use of leverage also can expose common shareholders to additional risk--especially when market conditions are unfavorable. For example, as the prices of securities held by a Fund declines, the negative impact of these valuation changes on common share net asset value and common shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance common share returns during periods when bond prices generally are rising.

During this six-month period, leverage had a positive impact on the total return performance of the Funds that employed this strategy.

RECENT DEVELOPMENTS REGARDING THE FUND'S LEVERAGED CAPITAL STRUCTURE

As noted in the last several shareholder reports, the auction rate preferred shares issued by many closed-end funds, including these Nuveen Funds, have been hampered by a lack of liquidity since February 2008. Since that time, more auction rate preferred shares have been submitted for sale in their regularly scheduled auctions than there have been offers to buy. In fact, offers to buy have been almost completely non-existent since late February, 2008. This means that these auctions have "failed to clear," and that many, or all, of the auction rate preferred shareholders who wanted to sell their shares in these auctions were unable to do so. This lack of liquidity in auction rate preferred shares did not lower the credit quality of these shares, and auction rate preferred shareholders unable to sell their shares received distributions at the "maximum rate" applicable to failed auctions, as calculated in accordance with the pre-established terms of the auction rate preferred shares. In the recent market, with short-term rates at multi-generational lows, those maximum rates also have been low.

One continuing implication for common shareholders from the auction failures is that each Fund's cost of leverage likely has been incrementally higher at times than it otherwise might have been had the auctions continued to be successful. As a result, each Fund's common share earnings likely have been incrementally lower at times than they otherwise might have been.

                                                            Nuveen Investments 5

As noted in past shareholder reports, the Funds' Board of Directors/Trustees authorized a plan to use tender option bonds (TOBs), also known as floating rate securities, to refinance a portion of the Funds' outstanding auction rate preferred shares. The amount of TOBs that a Fund may use varies according to the composition of each Fund's portfolio. Some Funds have a greater ability to use TOBs than others. As of August 31, 2009, the amounts of auction rate preferred securities redeemed, at par, by each of the Funds are as shown in the accompanying table. As noted previously, NCA and NCB are unleveraged Funds.

                                         AUCTION RATE              % OF ORIGINAL
                                     PREFERRED SHARES               AUCTION RATE
FUND                                         REDEEMED           PREFERRED SHARES
--------------------------------------------------------------------------------
NCP                                       $14,825,000                     13.99%
NCO                                       $19,225,000                     28.27%
NQC                                       $17,075,000                     15.25%
NVC                                       $33,975,000                     17.70%
NUC                                       $27,775,000                     15.01%
--------------------------------------------------------------------------------

The Funds, their Board of Directors/Trustees and Fund Management continue to work to resolve this situation. Some Funds have issued Variable Rate Demand Preferred Shares, but these issuances have been limited since it has been difficult to find liquidity facilities on economically viable terms given the constrained credit environment. The Funds also have tried to develop other forms of preferred stock that have longer terms and do not require a Fund to obtain and pay for the services of an external liquidity provider. However, the Funds cannot provide any assurance on when the remaining outstanding auction rate preferred shares might be redeemed.

As of August 31, 2009, 78 Nuveen closed-end municipal funds have redeemed, at par, a portion of their outstanding auction rate preferred shares. These redemptions bring the total amount of Nuveen's municipal closed-end funds' auction rate preferred share redemptions to approximately $2.3 billion of the original $11 billion outstanding.

For up-to-date information, please visit the Nuveen CEF Auction Rate Preferred Resource
Center at: http://www.nuveen.com/ResourceCenter/AuctionRatePreferred.aspx.

6 Nuveen Investments

Common Share Dividend and Share Price Information

During the six-month reporting period ended August 31, 2009, NCP, NCO, NQC, NVC and NUC each had one monthly dividend increase, while the dividend of NCA remained stable throughout the period. NCB, which was introduced in April 2009, paid its initial monthly dividend distribution effective June 2009 and maintained a stable dividend through the remainder of the reporting period.

All of the Funds in this report seek to pay stable dividends at rates that reflect each Fund's past results and projected future performance. During certain periods, each Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund's NAV. Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund's NAV. Each Fund will, over time, pay all of its net investment income as dividends to shareholders. As of August 31, 2009, all of the Funds in this report had positive UNII balances for tax purposes, based upon our best estimate, and positive UNII balances for financial statement purposes.

COMMON SHARE REPURCHASES AND SHARE PRICE INFORMATION

As of August 31, 2009, the following Funds cumulatively repurchased common shares as shown in the accompanying table. Since the inception of each Fund's repurchase program, NCA, NCB and NQC have not repurchased any of their outstanding common shares.
                                     COMMON SHARES              % OF OUTSTANDING
FUND                                   REPURCHASED                 COMMON SHARES
--------------------------------------------------------------------------------
NCP                                         26,300                          0.2%
NCO                                         24,900                          0.3%
NVC                                         41,400                          0.2%
NUC                                         40,000                          0.2%
--------------------------------------------------------------------------------

                                                            Nuveen Investments 7

During the six-month reporting period, the following Funds repurchased common shares at a weighted average price and a weighted average discount per common share as shown in the accompanying table.

                                         WEIGHTED AVERAGE       WEIGHTED AVERAGE
                         COMMON SHARES    PRICE PER SHARE     DISCOUNT PER SHARE
FUND                       REPURCHASED        REPURCHASED            REPURCHASED
--------------------------------------------------------------------------------
NCP                             11,800   $          10.04                 19.69%
NCO                             18,300   $          10.22                 19.64%
NVC                             21,200   $          10.23                 19.12%
NUC                             22,100   $          10.65                 19.10%
--------------------------------------------------------------------------------

As of August 31, 2009, the Funds' common share prices were trading at discounts to their common share NAVs as shown in the accompanying table.

                                             8/31/09           SIX-MONTH AVERAGE
FUND                                     (-)DISCOUNT                 (-)DISCOUNT
--------------------------------------------------------------------------------
NCA                                           -1.84%                      -3.39%
NCB                                           -2.95%                      -1.56%
NCP                                           -8.04%                     -13.63%
NCO                                           -7.13%                     -13.79%
NQC                                           -7.29%                     -12.79%
NVC                                           -4.47%                     -10.89%
NUC                                           -3.08%                     -11.09%
--------------------------------------------------------------------------------

8 Nuveen Investments

NCA Performance OVERVIEW | Nuveen California Municipal Value Fund, Inc. as of August 31, 2009

CREDIT QUALITY (as a % of total investments)

                                  [PIE CHART]

AAA/U.S. Guaranteed                                                          33%
AA                                                                           15%
A                                                                            30%
BBB                                                                          14%
N/R                                                                           8%

2008-2009 MONTHLY TAX-FREE DIVIDENDS PER COMMON SHARE(2)

                                   [BAR CHART]

Sep                                                                  $     0.038
Oct                                                                        0.038
Nov                                                                        0.038
Dec                                                                        0.038
Jan                                                                        0.038
Feb                                                                        0.038
Mar                                                                        0.038
Apr                                                                        0.038
May                                                                        0.038
Jun                                                                        0.038
Jul                                                                        0.038
Aug                                                                        0.038

COMMON SHARE PRICE PERFORMANCE -- WEEKLY CLOSING PRICE

                                  [LINE CHART]

9/02/08                                                              $      9.62
                                                                            9.69
                                                                            9.62
                                                                            9.54
                                                                           9.163
                                                                            9.31
                                                                             7.4
                                                                            8.21
                                                                            8.61
                                                                            8.48
                                                                            8.65
                                                                          8.4099
                                                                          7.9399
                                                                            8.05
                                                                             7.9
                                                                            7.67
                                                                           8.255
                                                                               8
                                                                            8.68
                                                                            8.81
                                                                             8.8
                                                                            8.65
                                                                             8.5
                                                                            8.73
                                                                             8.6
                                                                             8.4
                                                                          8.3899
                                                                            8.44
                                                                            8.35
                                                                            8.42
                                                                            8.55
                                                                            8.69
                                                                            8.66
                                                                            8.71
                                                                            9.02
                                                                            8.85
                                                                            9.01
                                                                            8.93
                                                                            8.91
                                                                            8.95
                                                                            8.67
                                                                            8.43
                                                                            8.58
                                                                            8.48
                                                                            8.44
                                                                            8.29
                                                                            8.48
                                                                          8.6674
                                                                            8.95
                                                                            9.03
                                                                            9.01
                                                                            8.97
                                                                             9.1
8/31/09                                                                     9.09

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                               $          9.09
--------------------------------------------------------------------------------
Common Share Net Asset Value                                     $          9.26
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                 -1.84%
--------------------------------------------------------------------------------
Market Yield                                                               5.02%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(1)                                                7.71%
--------------------------------------------------------------------------------
Net Assets Applicable to Common Shares ($000)                    $       233,798
--------------------------------------------------------------------------------
Average Effective Maturity on Securities (Years)                           17.65
--------------------------------------------------------------------------------
Modified Duration                                                           7.71
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 10/07/87)
--------------------------------------------------------------------------------
                                                   ON SHARE PRICE         ON NAV
--------------------------------------------------------------------------------
6-Month
(Cumulative)                                               11.18%          7.06%
--------------------------------------------------------------------------------
1-Year                                                      1.08%          2.00%
--------------------------------------------------------------------------------
5-Year                                                      5.26%          3.43%
--------------------------------------------------------------------------------
10-Year                                                     5.50%          4.88%
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
(as a % of total investments)
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                     29.1%
--------------------------------------------------------------------------------
U.S. Guaranteed                                                            25.7%
--------------------------------------------------------------------------------
Health Care                                                                10.2%
--------------------------------------------------------------------------------
Water and Sewer                                                             7.9%
--------------------------------------------------------------------------------
Utilities                                                                   7.0%
--------------------------------------------------------------------------------
Long-Term Care                                                              5.8%
--------------------------------------------------------------------------------
Other                                                                      14.3%
--------------------------------------------------------------------------------

(1) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 34.9%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(2) The Fund paid shareholders capital gains and net ordinary income distributions in December 2008 of $0.1290 per share.

                                                            Nuveen Investments 9

NCB Performance OVERVIEW | Nuveen California Municipal Value Fund 2 as of August 31, 2009

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                               $         14.80
--------------------------------------------------------------------------------
Common Share Net Asset Value                                     $         15.25
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                 -2.95%
--------------------------------------------------------------------------------
Market Yield                                                               5.59%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(1)                                                8.59%
--------------------------------------------------------------------------------
Net Assets Applicable to Common Shares ($000)                    $        50,127
--------------------------------------------------------------------------------
Average Effective Maturity on Securities (Years)                           24.47
--------------------------------------------------------------------------------
Modified Duration                                                          10.65
--------------------------------------------------------------------------------

CUMULATIVE TOTAL RETURN
(Inception 4/28/09)
--------------------------------------------------------------------------------
                                                   ON SHARE PRICE         ON NAV
--------------------------------------------------------------------------------
Since Inception                                             0.11%          7.97%
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
(as a % of total investments)
--------------------------------------------------------------------------------
Health Care                                                                21.1%
--------------------------------------------------------------------------------
Utilities                                                                  13.2%
--------------------------------------------------------------------------------
Water and Sewer                                                            12.3%
--------------------------------------------------------------------------------
Tax Obligation/General                                                     12.1%
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                     11.6%
--------------------------------------------------------------------------------
Housing/Single Family                                                      10.4%
--------------------------------------------------------------------------------
Education and Civic Organizations                                           9.9%
--------------------------------------------------------------------------------
Consumer Staples                                                            5.0%
--------------------------------------------------------------------------------
Other                                                                       4.4%
--------------------------------------------------------------------------------

CREDIT QUALITY (as a % of total investments)

                                   [PIE CHART]

AAA/U.S. Guaranteed                                                          11%
AA                                                                           30%
A                                                                            46%
BBB                                                                          12%
N/R                                                                           1%

2009 MONTHLY TAX-FREE DIVIDENDS PER COMMON SHARE

                                  [BAR CHART]

Jan                                                                  $     0.069
Jul                                                                        0.069
Aug                                                                        0.069

COMMON SHARE PRICE PERFORMANCE -- WEEKLY CLOSING PRICE

                                  [LINE CHART]

5/01/09                                                              $     14.95
                                                                              15
                                                                            14.9
                                                                           15.02
                                                                            14.8
                                                                           14.85
                                                                           14.87
                                                                              14
                                                                           13.25
                                                                            13.4
                                                                           13.57
                                                                            14.3
                                                                           14.08
                                                                         14.2375
                                                                           14.35
                                                                           13.94
                                                                           14.33
                                                                           14.57
8/31/09                                                                     14.8

(1) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 34.9%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

10 Nuveen Investments

NCP Performance OVERVIEW | Nuveen California Performance Plus Municipal Fund, Inc. as of August 31, 2009

CREDIT QUALITY (as a % of total investments)

                                   [PIE CHART]

AAA/U.S. Guaranteed                                                          25%
AA                                                                           24%
A                                                                            34%
BBB                                                                          11%
BB or Lower                                                                   1%
N/R                                                                           5%

2008-2009 MONTHLY TAX-FREE DIVIDENDS PER COMMON SHARE(2)

                                   [BAR CHART]

Sep                                                                  $     0.058
Oct                                                                        0.058
Nov                                                                        0.058
Dec                                                                        0.058
Jan                                                                        0.058
Feb                                                                        0.058
Mar                                                                         0.06
Apr                                                                         0.06
May                                                                       0.0655
Jun                                                                       0.0655
Jul                                                                       0.0655
Aug                                                                       0.0655

COMMON SHARE PRICE PERFORMANCE -- WEEKLY CLOSING PRICE

                                  [LINE CHART]

9/02/08                                                              $     12.69
                                                                           12.81
                                                                           12.56
                                                                           11.84
                                                                           11.12
                                                                           10.63
                                                                            7.36
                                                                            9.21
                                                                           10.45
                                                                           10.46
                                                                           10.38
                                                                            9.69
                                                                            8.58
                                                                            9.07
                                                                            8.71
                                                                            7.86
                                                                            8.61
                                                                            8.87
                                                                          9.4308
                                                                          10.944
                                                                           10.33
                                                                          10.585
                                                                           10.56
                                                                           10.75
                                                                           11.19
                                                                           10.24
                                                                           10.87
                                                                           10.05
                                                                          10.119
                                                                           10.21
                                                                           10.25
                                                                           10.41
                                                                           10.34
                                                                           10.56
                                                                         10.9699
                                                                           11.09
                                                                           11.18
                                                                          11.236
                                                                           11.28
                                                                           11.57
                                                                           11.49
                                                                           11.19
                                                                         11.3128
                                                                           11.23
                                                                           11.11
                                                                           11.05
                                                                            11.4
                                                                           11.53
                                                                           11.81
                                                                           11.92
                                                                           11.84
                                                                           12.04
                                                                           12.26
8/31/09                                                                    12.36

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                               $         12.36
--------------------------------------------------------------------------------
Common Share Net Asset Value                                     $         13.44
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                 -8.04%
--------------------------------------------------------------------------------
Market Yield                                                               6.36%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(1)                                                9.77%
--------------------------------------------------------------------------------
Net Assets Applicable to Common Shares ($000)                    $       173,903
--------------------------------------------------------------------------------
Average Effective Maturity on Securities (Years)                           16.01
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                 11.54
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 11/15/89)
--------------------------------------------------------------------------------
                                                   ON SHARE PRICE         ON NAV
--------------------------------------------------------------------------------
6-Month
(Cumulative)                                               17.57%          9.60%
--------------------------------------------------------------------------------
1-Year                                                      5.15%          1.10%
--------------------------------------------------------------------------------
5-Year                                                      3.50%          2.89%
--------------------------------------------------------------------------------
10-Year                                                     3.28%          5.19%
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
(as a % of total investments)
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                     23.2%
--------------------------------------------------------------------------------
Transportation                                                             18.1%
--------------------------------------------------------------------------------
Tax Obligation/General                                                     11.6%
--------------------------------------------------------------------------------
Water and Sewer                                                             9.8%
--------------------------------------------------------------------------------
U.S. Guaranteed                                                             8.4%
--------------------------------------------------------------------------------
Utilities                                                                   7.5%
--------------------------------------------------------------------------------
Health Care                                                                 7.5%
--------------------------------------------------------------------------------
Education and Civic Organizations                                           6.7%
--------------------------------------------------------------------------------
Other                                                                       7.2%
--------------------------------------------------------------------------------

(1) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 34.9%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(2) The Fund paid shareholders a capital gains distribution in December 2008 of $0.0870 per share.

                                                           Nuveen Investments 11

NCO Performance OVERVIEW | Nuveen California Municipal Market Opportunity Fund, Inc. as of August 31, 2009

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                               $         12.63
--------------------------------------------------------------------------------
Common Share Net Asset Value                                     $         13.60
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                 -7.13%
--------------------------------------------------------------------------------
Market Yield                                                               6.41%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(1)                                                9.85%
--------------------------------------------------------------------------------
Net Assets Applicable to Common Shares ($000)                    $       110,766
--------------------------------------------------------------------------------
Average Effective Maturity on Securities (Years)                           16.31
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                 11.42
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 5/17/90)
--------------------------------------------------------------------------------
                                                   ON SHARE PRICE         ON NAV
--------------------------------------------------------------------------------
6-Month
(Cumulative)                                               21.30%          8.43%
--------------------------------------------------------------------------------
1-Year                                                      5.73%          1.01%
--------------------------------------------------------------------------------
5-Year                                                      3.37%          2.77%
--------------------------------------------------------------------------------
10-Year                                                     3.39%          5.12%
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
(as a % of total investments)
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                     17.7%
--------------------------------------------------------------------------------
Transportation                                                             17.5%
--------------------------------------------------------------------------------
U.S. Guaranteed                                                            15.6%
--------------------------------------------------------------------------------
Water and Sewer                                                            14.6%
--------------------------------------------------------------------------------
Tax Obligation/General                                                     11.8%
--------------------------------------------------------------------------------
Health Care                                                                10.7%
--------------------------------------------------------------------------------
Other                                                                      12.1%
--------------------------------------------------------------------------------

CREDIT QUALITY (as a % of total investments)

                                  [PIE CHART]

AAA/U.S. Guaranteed                                                          29%
AA                                                                           20%
A                                                                            28%
BBB                                                                          10%
BB or Lower                                                                   1%
N/R                                                                          12%

2008-2009 MONTHLY TAX-FREE DIVIDENDS PER COMMON SHARE(2)

                                   [BAR CHART]

Sep                                                                  $    0.0585
Oct                                                                       0.0585
Nov                                                                       0.0585
Dec                                                                       0.0585
Jan                                                                       0.0585
Feb                                                                       0.0585
Mar                                                                       0.0615
Apr                                                                       0.0615
May                                                                       0.0675
Jun                                                                       0.0675
Jul                                                                       0.0675
Aug                                                                       0.0675

COMMON SHARE PRICE PERFORMANCE -- WEEKLY CLOSING PRICE

                                  [LINE CHART]

9/02/08                                                              $      12.9
                                                                           12.96
                                                                           12.79
                                                                           12.01
                                                                           11.22
                                                                              11
                                                                            7.85
                                                                           9.191
                                                                           10.75
                                                                         10.3601
                                                                           10.84
                                                                           10.12
                                                                            9.27
                                                                            9.65
                                                                             8.6
                                                                            7.88
                                                                            8.86
                                                                            9.15
                                                                            9.73
                                                                            11.1
                                                                           10.38
                                                                           10.44
                                                                            10.6
                                                                           10.75
                                                                         11.0901
                                                                           10.06
                                                                           10.77
                                                                           10.23
                                                                           10.43
                                                                           10.28
                                                                           10.37
                                                                            10.5
                                                                           10.75
                                                                         10.9488
                                                                         11.0656
                                                                            11.3
                                                                           11.61
                                                                            11.5
                                                                         11.4989
                                                                           11.74
                                                                           11.48
                                                                           11.21
                                                                           11.18
                                                                           11.29
                                                                           11.21
                                                                           11.59
                                                                           11.69
                                                                         11.9001
                                                                           12.17
                                                                           12.31
                                                                           12.37
                                                                           12.54
                                                                           12.63
8/31/09                                                                    12.63

(1) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 34.9%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(2) The Fund paid shareholders capital gains and net ordinary income distributions in December 2008 of $0.0464 per share.

12 Nuveen Investments

NQC Performance OVERVIEW | Nuveen California Investment Quality Municipal Fund, Inc. as of August 31, 2009

CREDIT QUALITY (as a % of total investments)

                                   [PIE CHART]

AAA/U.S. Guaranteed                                                          24%
AA                                                                           22%
A                                                                            41%
BBB                                                                          11%
BB or Lower                                                                   1%
N/R                                                                           1%

2008-2009 MONTHLY TAX-FREE DIVIDENDS PER COMMON SHARE(2)

                                  [BAR CHART]

Sep                                                                  $    0.0605
Oct                                                                       0.0605
Nov                                                                       0.0605
Dec                                                                       0.0605
Jan                                                                       0.0605
Feb                                                                       0.0605
Mar                                                                        0.062
Apr                                                                        0.062
May                                                                       0.0685
Jun                                                                       0.0685
Jul                                                                       0.0685
Aug                                                                       0.0685

COMMON SHARE PRICE PERFORMANCE -- WEEKLY CLOSING PRICE

                                  [LINE CHART]

9/02/08                                                              $     13.14
                                                                           13.05
                                                                           13.07
                                                                           12.58
                                                                           12.24
                                                                           11.15
                                                                            7.62
                                                                            9.95
                                                                           10.83
                                                                           10.86
                                                                           10.85
                                                                           10.35
                                                                            8.96
                                                                            9.34
                                                                            8.75
                                                                            7.74
                                                                            8.85
                                                                            9.42
                                                                           10.46
                                                                            11.1
                                                                           10.58
                                                                           10.38
                                                                           10.78
                                                                           11.04
                                                                           11.33
                                                                           10.51
                                                                           11.09
                                                                           10.01
                                                                           10.03
                                                                           10.19
                                                                           10.36
                                                                            10.4
                                                                           10.36
                                                                           10.69
                                                                           11.22
                                                                           11.21
                                                                           11.65
                                                                           11.46
                                                                         11.5099
                                                                           11.73
                                                                            11.5
                                                                           11.38
                                                                           11.23
                                                                           11.25
                                                                           11.18
                                                                            11.3
                                                                         11.3601
                                                                           11.63
                                                                           11.93
                                                                           11.91
                                                                            12.1
                                                                           12.23
                                                                           12.43
8/31/09                                                                    12.47

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                               $         12.47
--------------------------------------------------------------------------------
Common Share Net Asset Value                                     $         13.45
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                 -7.29%
--------------------------------------------------------------------------------
Market Yield                                                               6.59%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(1)                                               10.12%
--------------------------------------------------------------------------------
Net Assets Applicable to Common Shares ($000)                    $       182,682
--------------------------------------------------------------------------------
Average Effective Maturity on Securities (Years)                           16.72
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                 11.20
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 11/20/90)
--------------------------------------------------------------------------------
                                                   ON SHARE PRICE         ON NAV
--------------------------------------------------------------------------------
6-Month
(Cumulative)                                               16.37%          9.64%
--------------------------------------------------------------------------------
1-Year                                                      4.04%          1.19%
--------------------------------------------------------------------------------
5-Year                                                      3.06%          2.95%
--------------------------------------------------------------------------------
10-Year                                                     3.88%          5.29%
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
(as a % of total investments)
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                     26.9%
--------------------------------------------------------------------------------
Transportation                                                             19.5%
--------------------------------------------------------------------------------
U.S. Guaranteed                                                            14.5%
--------------------------------------------------------------------------------
Education and Civic Organizations                                          10.0%
--------------------------------------------------------------------------------
Health Care                                                                 8.1%
--------------------------------------------------------------------------------
Tax Obligation/General                                                      6.3%
--------------------------------------------------------------------------------
Water and Sewer                                                             5.7%
--------------------------------------------------------------------------------
Other                                                                       9.0%
--------------------------------------------------------------------------------

(1) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 34.9%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(2) The Fund paid shareholders capital gains and net ordinary income distributions in December 2008 of $0.1859 per share.

                                                           Nuveen Investments 13

NVC Performance OVERVIEW | Nuveen California Select Quality Municipal Fund, Inc. as of August 31, 2009

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                               $         13.04
--------------------------------------------------------------------------------
Common Share Net Asset Value                                     $         13.65
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                 -4.47%
--------------------------------------------------------------------------------
Market Yield                                                               6.53%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(1)                                               10.03%
--------------------------------------------------------------------------------
Net Assets Applicable to Common Shares ($000)                    $       315,197
--------------------------------------------------------------------------------
Average Effective Maturity on Securities (Years)                           15.38
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                 11.46
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 5/22/91)
--------------------------------------------------------------------------------
                                                   ON SHARE PRICE         ON NAV
--------------------------------------------------------------------------------
6-Month
(Cumulative)                                               25.23%         10.76%
--------------------------------------------------------------------------------
1-Year                                                     10.45%          2.91%
--------------------------------------------------------------------------------
5-Year                                                      4.15%          3.52%
--------------------------------------------------------------------------------
10-Year                                                     4.61%          5.68%
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
(as a % of total investments)
--------------------------------------------------------------------------------
U.S. Guaranteed                                                            22.7%
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                     15.6%
--------------------------------------------------------------------------------
Health Care                                                                13.8%
--------------------------------------------------------------------------------
Transportation                                                             11.7%
--------------------------------------------------------------------------------
Utilities                                                                  10.8%
--------------------------------------------------------------------------------
Tax Obligation/General                                                      9.8%
--------------------------------------------------------------------------------
Water and Sewer                                                             4.9%
--------------------------------------------------------------------------------
Other                                                                      10.7%
--------------------------------------------------------------------------------

CREDIT QUALITY (as a % of total investments)

                                   [PIE CHART]

AAA/U.S. Guaranteed                                                          35%
AA                                                                           19%
A                                                                            30%
BBB                                                                          11%
BB or Lower                                                                   1%
N/R                                                                           4%

2008-2009 MONTHLY TAX-FREE DIVIDENDS PER COMMON SHARE(2)

                                   [BAR CHART]

Sep                                                                  $    0.0605
Oct                                                                       0.0605
Nov                                                                       0.0605
Dec                                                                       0.0605
Jan                                                                       0.0605
Feb                                                                       0.0605
Mar                                                                       0.0655
Apr                                                                       0.0655
May                                                                        0.071
Jun                                                                        0.071
Jul                                                                        0.071
Aug                                                                        0.071

COMMON SHARE PRICE PERFORMANCE -- WEEKLY CLOSING PRICE

                                  [LINE CHART]

9/02/08                                                              $     12.88
                                                                           12.97
                                                                           12.98
                                                                           12.64
                                                                              11
                                                                           10.75
                                                                             7.6
                                                                            9.49
                                                                         10.5601
                                                                           10.74
                                                                           10.91
                                                                            9.74
                                                                            8.95
                                                                            9.76
                                                                          8.6299
                                                                            7.77
                                                                           8.842
                                                                            9.28
                                                                            10.2
                                                                           11.22
                                                                           10.25
                                                                           10.38
                                                                           10.47
                                                                          10.625
                                                                           11.06
                                                                            9.93
                                                                           10.78
                                                                           10.24
                                                                           10.38
                                                                           10.42
                                                                           10.56
                                                                         10.9101
                                                                           10.91
                                                                           10.92
                                                                           11.41
                                                                           11.55
                                                                           12.25
                                                                            11.9
                                                                           12.05
                                                                           12.23
                                                                           11.86
                                                                           11.57
                                                                           11.56
                                                                           11.76
                                                                           11.84
                                                                           11.57
                                                                           11.91
                                                                            12.1
                                                                            12.3
                                                                           12.38
                                                                           12.45
                                                                           12.79
                                                                           12.98
8/31/09                                                                    13.04

(1) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 34.9%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(2) The Fund paid shareholders capital gains and net ordinary income distributions in December 2008 of $0.1765 per share.

14 Nuveen Investments

NUC Performance OVERVIEW | Nuveen California Quality Income Municipal Fund, Inc. as of August 31, 2009

CREDIT QUALITY (as a % of total investments)

                                   [PIE CHART]

AAA/U.S. Guaranteed                                                          43%
AA                                                                           17%
A                                                                            26%
BBB                                                                          10%
BB or Lower                                                                   1%
N/R                                                                           3%

2008-2009 MONTHLY TAX-FREE DIVIDENDS PER COMMON SHARE(2)

                                   [BAR CHART]

Sep                                                                  $    0.0615
Oct                                                                       0.0615
Nov                                                                       0.0615
Dec                                                                       0.0615
Jan                                                                       0.0615
Feb                                                                       0.0615
Mar                                                                       0.0655
Apr                                                                       0.0655
May                                                                       0.0735
Jun                                                                       0.0735
Jul                                                                       0.0735
Aug                                                                       0.0735

COMMON SHARE PRICE PERFORMANCE -- WEEKLY CLOSING PRICE

                                  [LINE CHART]

9/02/08                                                              $      13.2
                                                                           13.37
                                                                              13
                                                                            12.6
                                                                           11.69
                                                                           11.27
                                                                             7.9
                                                                            9.79
                                                                           11.25
                                                                          10.945
                                                                           11.47
                                                                           10.65
                                                                            9.38
                                                                            9.76
                                                                          9.3499
                                                                            8.45
                                                                            9.46
                                                                            9.48
                                                                           10.41
                                                                           11.67
                                                                           11.11
                                                                           11.11
                                                                           11.52
                                                                           11.28
                                                                           11.72
                                                                            10.3
                                                                           11.21
                                                                           10.74
                                                                            10.9
                                                                           11.09
                                                                           11.01
                                                                            11.4
                                                                           11.27
                                                                           11.52
                                                                           11.84
                                                                            11.9
                                                                           12.54
                                                                         12.3001
                                                                           12.35
                                                                           12.43
                                                                           12.35
                                                                              12
                                                                           11.96
                                                                           11.88
                                                                           11.88
                                                                              12
                                                                           12.25
                                                                           12.57
                                                                           12.85
                                                                              13
                                                                         13.2296
                                                                            13.6
                                                                           13.45
8/31/09                                                                    13.55

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                               $         13.55
--------------------------------------------------------------------------------
Common Share Net Asset Value                                     $         13.98
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                 -3.08%
--------------------------------------------------------------------------------
Market Yield                                                               6.51%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(1)                                               10.00%
--------------------------------------------------------------------------------
Net Assets Applicable to Common Shares ($000)                    $       307,351
--------------------------------------------------------------------------------
Average Effective Maturity on Securities (Years)                           14.72
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                 11.09
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 11/20/91)
--------------------------------------------------------------------------------
                                                   ON SHARE PRICE         ON NAV
--------------------------------------------------------------------------------
6-Month
(Cumulative)                                               25.09%          8.52%
--------------------------------------------------------------------------------
1-Year                                                     12.65%          2.08%
--------------------------------------------------------------------------------
5-Year                                                      4.34%          3.92%
--------------------------------------------------------------------------------
10-Year                                                     4.50%          5.54%
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
(as a % of total investments)
--------------------------------------------------------------------------------
U.S. Guaranteed                                                            28.7%
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                     19.3%
--------------------------------------------------------------------------------
Health Care                                                                12.5%
--------------------------------------------------------------------------------
Transportation                                                              8.8%
--------------------------------------------------------------------------------
Tax Obligation/General                                                      8.6%
--------------------------------------------------------------------------------
Utilities                                                                   5.1%
--------------------------------------------------------------------------------
Education and Civic Organizations                                           5.1%
--------------------------------------------------------------------------------
Other                                                                      11.9%
--------------------------------------------------------------------------------

(1) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 34.9%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(2) The Fund paid shareholders capital gains and net ordinary income distributions in December 2008 of $0.1646 per share.

                                                           Nuveen Investments 15

NCA | Nuveen California Municipal Value Fund, Inc.
    | Portfolio of Investments August 31, 2009 (Unaudited)

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  CONSUMER STAPLES - 3.3% (3.3% OF TOTAL INVESTMENTS)
$           465   California County Tobacco Securitization Agency, Tobacco           6/15 at 100.00           BBB   $       424,805
                     Settlement Asset-Backed Bonds, Sonoma County Tobacco
                     Securitization Corporation, Series 2005, 4.250%, 6/01/21
          2,000   Golden State Tobacco Securitization Corporation, California,       6/17 at 100.00           BBB         1,560,020
                     Enhanced Tobacco Settlement Asset-Backed Bonds, Series
                     2007A-1, 5.750%, 6/01/47
         11,010   Golden State Tobacco Securitization Corporation, California,       6/22 at 100.00           BBB         5,800,068
                     Enhanced Tobacco Settlement Asset-Backed Bonds, Series
                     2007A-2, 0.000%, 6/01/37
------------------------------------------------------------------------------------------------------------------------------------
         13,475   Total Consumer Staples                                                                                  7,784,893
------------------------------------------------------------------------------------------------------------------------------------
                  EDUCATION AND CIVIC ORGANIZATIONS - 0.8% (0.8% OF TOTAL
                     INVESTMENTS)
            140   California Educational Facilities Authority, Revenue Bonds,       10/15 at 100.00            A3           129,809
                     University of Redlands, Series 2005A, 5.000%, 10/01/35
                  California Educational Facilities Authority, Revenue Bonds,
                  University of the Pacific, Series 2006:
             95      5.000%, 11/01/21                                               11/15 at 100.00            A2            95,695
            125      5.000%, 11/01/25                                               11/15 at 100.00            A2           121,085
          1,500   California Statewide Community Development Authority,             12/09 at 102.00           N/R         1,435,050
                     Certificates of Participation, San Diego Space and Science
                     Foundation, Series 1996, 7.500%, 12/01/26
------------------------------------------------------------------------------------------------------------------------------------
          1,860   Total Education and Civic Organizations                                                                 1,781,639
------------------------------------------------------------------------------------------------------------------------------------
                 HEALTH CARE - 10.2% (10.2% OF TOTAL INVESTMENTS)
            310  California Health Facilities Financing Authority, Revenue           4/16 at 100.00            A+           276,058
                     Bonds, Kaiser Permanante System, Series 2006, 5.000%,
                     4/01/37
          5,365  California Health Facilities Financing Authority, Revenue          11/16 at 100.00           Aa3         4,842,127
                     Bonds, Sutter Health, Series 2007A, 5.250%, 11/15/46 (UB)
            560  California Statewide Communities Development Authority,             3/15 at 100.00             A           489,972
                     Revenue Bonds, Adventist Health System West, Series 2005A,
                     5.000%, 3/01/35
          3,000  California Statewide Community Development Authority, Insured       7/17 at 100.00           AAA         2,995,260
                     Health Facility Revenue Bonds, Catholic Healthcare West,
                     Series 2008K, 5.500%, 7/01/41 - AGC Insured
            990  California Statewide Community Development Authority, Revenue       3/16 at 100.00            A+           882,526
                     Bonds, Kaiser Permanante System, Series 2006, 5.000%,
                     3/01/41
          1,460  California Statewide Community Development Authority, Revenue       8/16 at 100.00            A+         1,413,776
                     Bonds, Kaiser Permanente System, Series 2001C, 5.250%,
                     8/01/31
          2,710  California Statewide Community Development Authority, Revenue         No Opt. Call             A         2,666,369
                     Bonds, Sherman Oaks Health System, Series 1998A, 5.000%,
                     8/01/22 - AMBAC Insured
          3,390  California Statewide Community Development Authority, Revenue      11/15 at 100.00           Aa3         2,937,130
                     Bonds, Sutter Health, Series 2005A, 5.000%, 11/15/43
          1,525  Loma Linda, California, Hospital Revenue Bonds, Loma Linda         12/18 at 100.00           BBB         1,596,416
                     University Medical Center, Series 2008A, 8.250%, 12/01/38
          3,000  Santa Clara County Financing Authority, California, Insured         8/17 at 100.00            A+         3,027,330
                     Revenue Bonds, El Camino Hospital, Series 2007A, 5.750%,
                     2/01/41 - AMBAC Insured
          1,000  Sierra View Local Health Care District, California, Revenue         9/17 at 100.00           N/R           886,740
                     Bonds, Series 2007, 5.250%, 7/01/37
          1,730  West Contra Costa Healthcare District, California,                  7/14 at 100.00            A+         1,774,219
                     Certificates of Participation, Series 2004, 5.375%,
                     7/01/21 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
         25,040   Total Health Care                                                                                      23,787,923
------------------------------------------------------------------------------------------------------------------------------------
                  HOUSING/MULTIFAMILY - 1.5% (1.4% OF TOTAL INVESTMENTS)
          2,460   California Statewide Community Development Authority,              1/10 at 102.00           N/R         1,906,279
                     Multifamily Housing Revenue Bonds, Harbor City Lights,
                     Series 1999Y, 6.650%, 7/01/39 (Alternative Minimum Tax)
            445   Riverside County, California, Subordinate Lien Mobile Home        10/09 at 100.00           N/R           364,277
                     Park Revenue Bonds, Bravo Mobile Home Park Project, Series
                     1999B, 6.500%, 3/20/29
          1,400   San Dimas Housing Authority, California, Mobile Home Park          1/10 at 101.00           N/R         1,145,984
                     Revenue Bonds, Charter Oak Mobile Home Estates Acquisition
                     Project, Series 1998A, 5.700%, 7/01/28
------------------------------------------------------------------------------------------------------------------------------------
          4,305   Total Housing/Multifamily                                                                               3,416,540
------------------------------------------------------------------------------------------------------------------------------------

16 Nuveen Investments

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  HOUSING/SINGLE FAMILY - 2.3% (2.3% OF TOTAL INVESTMENTS)
$           310   California Housing Finance Agency, Home Mortgage Revenue           2/16 at 100.00           AA-   $       313,658
                     Bonds, Series 2006H, 5.750%, 8/01/30 - FGIC Insured
                     (Alternative Minimum Tax)
          4,390   California Housing Finance Agency, Home Mortgage Revenue           2/16 at 100.00           AA-         3,360,457
                     Bonds, Series 2007M, 4.700%, 8/01/36 (Alternative Minimum
                     Tax)
          2,125   California State Department of Veteran Affairs, Home Purchase     12/16 at 100.00           Aa2         1,732,534
                     Revenue Bonds, Series 2007, 5.000%, 12/01/42 (Alternative
                     Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
          6,825   Total Housing/Single Family                                                                             5,406,649
------------------------------------------------------------------------------------------------------------------------------------
                  INDUSTRIALS - 0.4% (0.4% OF TOTAL INVESTMENTS)
          1,000   California Pollution Control Financing Authority, Solid Waste      1/16 at 102.00           BBB           921,760
                     Disposal Revenue Bonds, Waste Management Inc., Series
                     2002A, 5.000%, 1/01/22 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                  LONG-TERM CARE - 5.8% (5.8% OF TOTAL INVESTMENTS) ABAG Finance
                  Authority for Non-Profit Corporations, California,
                  Cal-Mortgage Revenue Bonds, Elder Care Alliance of Union City,
                  Series 2004:
          1,850      5.400%, 8/15/24                                                 8/14 at 100.00             A         1,853,922
          2,130      5.600%, 8/15/34                                                 8/14 at 100.00             A         2,110,148
          2,505   ABAG Finance Authority for Non-Profit Corporations,               10/09 at 100.00          BBB-         2,354,424
                     California, Certificates of Participation, American Baptist
                     Homes of the West, Series 1997A, 5.750%, 10/01/17
          4,000   ABAG Finance Authority for Non-Profit Corporations,                8/18 at 100.00             A         3,746,280
                     California, Health Facility Revenue Bonds, The Institute on
                     Aging, Series 2008A, 5.650%, 8/15/38
          2,230   California Statewide Community Development Authority,             10/09 at 101.00           BBB         2,145,951
                     Certificates of Participation, Internext Group, Series
                     1999, 5.375%, 4/01/17
          1,500   Riverside County Public Financing Authority, California,          11/09 at 101.00          BBB-         1,386,735
                     Certificates of Participation, Air Force Village West,
                     Series 1999, 5.750%, 5/15/19
------------------------------------------------------------------------------------------------------------------------------------
         14,215   Total Long-Term Care                                                                                   13,597,460
------------------------------------------------------------------------------------------------------------------------------------
                  TAX OBLIGATION/GENERAL - 1.9% (1.9% OF TOTAL INVESTMENTS)
            500   California, General Obligation Bonds, Series 2004, 5.000%,         2/14 at 100.00             A           518,855
                     2/01/20
          1,500   Los Angeles Unified School District, California, General           7/16 at 100.00           AA-         1,567,845
                     Obligation Bonds, Series 2006F, 5.000%, 7/01/24 - FGIC
                     Insured
          2,000   Puerto Rico, General Obligation and Public Improvement Bonds,        No Opt. Call             A         2,020,980
                     Series 2001A, 5.500%, 7/01/20 - NPFG Insured
            270   Roseville Joint Union High School District, Placer County,         8/15 at 100.00           AA-           277,217
                     California, General Obligation Bonds, Series 2006B, 5.000%,
                     8/01/27 - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------
          4,270   Total Tax Obligation/General                                                                            4,384,897
------------------------------------------------------------------------------------------------------------------------------------
                  TAX OBLIGATION/LIMITED - 29.1% (29.1% OF TOTAL INVESTMENTS)
          1,000   Artesia Redevelopment Agency, California, Tax Allocation           6/15 at 100.00          BBB+           868,190
                     Revenue Bonds, Artesia Redevelopment Project Area, Series
                     2007, 5.375%, 6/01/27
                  Bell Community Redevelopment Agency, California, Tax
                  Allocation Bonds, Bell Project Area, Series 2003:
          3,000      5.500%, 10/01/23 - RAAI Insured                                10/13 at 100.00          BBB-         2,994,030
          1,000      5.625%, 10/01/33 - RAAI Insured                                10/13 at 100.00          BBB-           938,000
          2,400   Calexico Community Redevelopment Agency, California, Tax           8/13 at 102.00          BBB+         2,128,128
                     Allocation Bonds, Merged Central Business and Residential
                     District Project, Series 2003C, 5.000%, 8/01/28 - AMBAC
                     Insured
            340   Capistrano Unified School District, Orange County, California,     9/15 at 100.00             A           314,602
                     Special Tax Bonds, Community Facilities District, Series
                     2005, 5.000%, 9/01/24 - FGIC Insured
          1,005   Chino Redevelopment Agency, California, Merged Chino               9/16 at 101.00           BBB           819,407
                     Redevelopment Project Area Tax Allocation Bonds, Series
                     2006, 5.000%, 9/01/38 - AMBAC Insured
                  Golden State Tobacco Securitization Corporation, California,
                  Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A:
         20,110      5.000%, 6/01/35 - FGIC Insured                                  6/15 at 100.00            A-        17,848,227
          2,345      5.000%, 6/01/38 - FGIC Insured                                  6/15 at 100.00            A-         2,068,993

                                                           Nuveen Investments 17

    | Portfolio of Investments August 31, 2009 (Unaudited)

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  TAX OBLIGATION/LIMITED (continued)
                  Irvine, California, Unified School District,
                  Community Facilities District Special Tax Bonds,
                  Series 2006A:
$           150      5.000%, 9/01/26                                                 9/16 at 100.00           N/R   $       131,178
            355      5.125%, 9/01/36                                                 9/16 at 100.00           N/R           292,286
          2,500   Kern County Board of Education, California, Certificates of        6/16 at 100.00             A         2,425,625
                     Participation, Series 2006A, 5.000%, 6/01/31 - NPFG Insured
            615   Los Angeles Community Redevelopment Agency, California, Lease      9/15 at 100.00            A2           519,650
                     Revenue Bonds, Manchester Social Services Project, Series
                     2005, 5.000%, 9/01/37 - AMBAC Insured
          2,750   Los Angeles County Schools, California, Certificates of            9/13 at 100.00           AAA         2,789,765
                     Participation, Pooled Financing Program, Regionalized
                     Business Services Corporation, Series 2003A, 5.000%,
                     9/01/28 - FSA Insured
          2,975   Milpitas, California, Local Improvement District 20 Limited        9/09 at 103.00           N/R         2,915,202
                     Obligation Bonds, Series 1998A, 5.650%, 9/02/13
                  Modesto Schools Infrastructure Financing Agency, Stanislaus
                  County, California, Special Tax Revenue Bonds, Series 2004:
          1,045      5.250%, 9/01/22 - AMBAC Insured                                 9/14 at 100.00           N/R           947,125
          1,145      5.250%, 9/01/23 - AMBAC Insured                                 9/14 at 100.00           N/R         1,019,852
          1,255      5.250%, 9/01/24 - AMBAC Insured                                 9/14 at 100.00           N/R         1,112,721
            420   Oakland Redevelopment Agency, California, Subordinate Lien Tax     3/13 at 100.00             A           423,679
                     Allocation Bonds, Central District Redevelopment Project,
                     Series 2003, 5.500%, 9/01/18 - FGIC Insured
          8,000   Palmdale Elementary School District, Los Angeles County,           2/10 at 101.00           AAA         8,034,880
                     California, Special Tax Bonds, Community Facilities
                     District 90-1, Series 1999, 5.800%, 8/01/29 - FSA Insured
            290   Rialto Redevelopment Agency, California, Tax Allocation Bonds,     9/15 at 100.00            A-           240,482
                     Merged Project Area, Series 2005A, 5.000%, 9/01/35 -
                     SYNCORA GTY Insured
          5,000   Riverside County Redevelopment Agency, California, Tax            10/14 at 100.00            A-         4,092,450
                     Allocation Housing Bonds, Series 2004A, 5.000%, 10/01/37 -
                     SYNCORA GTY Insured
            360   Roseville, California, Certificates of Participation, Public       8/13 at 100.00           AA-           337,064
                     Facilities, Series 2003A, 5.000%, 8/01/25 - AMBAC Insured
          3,130   San Francisco Redevelopment Agency, California, Lease Revenue      7/11 at 102.00           AA-         3,266,249
                     Bonds, Moscone Convention Center, Series 2004, 5.250%,
                     7/01/23 - AMBAC Insured
          2,750   San Jose Financing Authority, California, Lease Revenue            9/11 at 100.00           AA+         2,877,600
                     Refunding Bonds, Convention Center Project, Series 2001F,
                     5.000%, 9/01/20 - NPFG Insured
            625   San Mateo Union High School District, San Mateo County,           12/17 at 100.00           N/R           544,269
                     California, Certificates of Participation, Phase 1, Series
                     2007A, 5.000%, 12/15/30 - AMBAC Insured
            740   Shafter Joint Powers Financing Authority, California, Lease        1/10 at 100.00            A-           742,242
                     Revenue Bonds, Community Correctional Facility Acquisition
                     Project, Series 1997A, 5.950%, 1/01/11
          1,000   Simi Valley, California, Certificates of Participation, Series     9/14 at 100.00            A+         1,004,830
                     2004, 5.000%, 9/01/24 - AMBAC Insured
          1,500   Tehachapi Redevelopment Agency, California, Tax Allocation           No Opt. Call           BBB         1,151,580
                     Bonds, Series 2007, 5.250%, 12/01/37 - RAAI Insured
          1,925   Travis Unified School District, Solano County, California,         9/16 at 100.00           N/R         1,719,718
                     Certificates of Participation, Series 2006, 5.000%,
                     9/01/26 - FGIC Insured
          2,500   Ventura County Superintendent of Schools, California,             12/11 at 100.00           AA-         2,515,650
                     Certificates Participation, Series 2003, 5.000%, 12/01/27 -
                     AMBAC Insured
          1,115   Vista Joint Powers Financing Authority, California, Special        9/09 at 100.00           N/R           979,762
                     Tax Lease Revenue Refunding Bonds, Community Facilities
                     District 90-2, Series 1997A, 5.875%, 9/01/20
------------------------------------------------------------------------------------------------------------------------------------
         73,345   Total Tax Obligation/Limited                                                                           68,063,436
------------------------------------------------------------------------------------------------------------------------------------
                  TRANSPORTATION - 4.2% (4.2% OF TOTAL INVESTMENTS)
          2,500   Bay Area Toll Authority, California, Revenue Bonds, San            4/16 at 100.00            AA         2,551,875
                     Francisco Bay Area Toll Bridge, Series 2006F, 5.000%,
                     4/01/31 (UB)
          5,500   Foothill/Eastern Transportation Corridor Agency, California,       1/14 at 101.00          BBB-         4,692,490
                     Toll Road Revenue Refunding Bonds, Series 1999, 5.875%,
                     1/15/27
          1,250   Fresno, California, Airport Revenue Bonds, Series 2000A,           7/10 at 101.00           AAA         1,256,375
                     5.500%, 7/01/30 - FSA Insured
            220   Palm Springs Financing Authority, California, Palm Springs         7/14 at 102.00           N/R           158,246
                     International Airport Revenue Bonds, Series 2006, 5.550%,
                     7/01/28 (Alternative Minimum Tax)

18 Nuveen Investments

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  TRANSPORTATION (continued)
$         1,245   San Francisco Airports Commission, California, Revenue Bonds,      5/11 at 100.00            A1   $     1,123,089
                     San Francisco International Airport, Second Series 1999,
                     Issue 23A, 5.000%, 5/01/30 - FGIC Insured (Alternative
                     Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
         10,715   Total Transportation                                                                                    9,782,075
------------------------------------------------------------------------------------------------------------------------------------
                  U.S. GUARANTEED - 25.7% (25.7% OF TOTAL INVESTMENTS) (4)
                  Burbank Redevelopment Agency, California, Tax Allocation
                  Bonds, Golden State Redevelopment Project, Series 2003:
          1,700      5.625%, 12/01/28 (Pre-refunded 12/01/13) - FGIC Insured        12/13 at 100.00       N/R (4)         1,966,441
          5,010      5.750%, 12/01/33 (Pre-refunded 12/01/13) - FGIC Insured        12/13 at 100.00       N/R (4)         5,820,718
          2,400   California County Tobacco Securitization Agency, Tobacco           6/12 at 100.00       N/R (4)         2,586,504
                     Settlement Asset-Backed Bonds, Sonoma County Tobacco
                     Funding Corporation, Series 2002B, 5.500%, 6/01/30
                     (Pre-refunded 6/01/12)
          3,300   California Department of Water Resources, Power Supply Revenue     5/12 at 101.00           Aaa         3,681,513
                     Bonds, Series 2002A, 5.125%, 5/01/18 (Pre-refunded 5/01/12)
          3,115   California Educational Facilities Authority, Revenue Bonds,        6/10 at 101.00      Baa3 (4)         3,268,071
                     Pooled College and University Projects, Series 2000C,
                     6.750%, 6/01/30 (ETM)
          2,845   California, General Obligation Bonds, Series 2004, 5.250%,         4/14 at 100.00           AAA         3,280,342
                     4/01/34 (Pre-refunded 4/01/14)
          3,260   California, Various Purpose General Obligation Bonds, Series       3/10 at 101.00           AAA         3,377,458
                     2000, 5.750%, 3/01/27 (Pre-refunded 3/01/10) - NPFG Insured
          2,065   Contra Costa County, California, GNMA Mortgage-Backed                No Opt. Call           AAA         2,822,566
                     Securities Program Home Mortgage Revenue Bonds, Series
                     1988, 8.250%, 6/01/21 (Alternative Minimum Tax) (ETM)
          2,105   Golden State Tobacco Securitization Corporation, California,       6/13 at 100.00           AAA         2,351,601
                     Tobacco Settlement Asset-Backed Bonds, Series 2003A-1,
                     6.250%, 6/01/33 (Pre-refunded 6/01/13)
            685   Los Angeles Community Redevelopment Agency, California, Tax        1/10 at 100.00       BBB (4)           691,713
                     Allocation Refunding Bonds, Central Business District
                     Redevelopment Project, Series 1987G, 6.750%, 7/01/10 (ETM)
          5,000   Orange County Sanitation District, California, Certificates of     8/13 at 100.00           AAA         5,750,700
                     Participation, Series 2003, 5.250%, 2/01/27 (Pre-refunded
                     8/01/13) - FGIC Insured
          8,565   Palmdale, California, GNMA Mortgage-Backed Securities Program        No Opt. Call           AAA         6,681,899
                     Single Family Mortgage Revenue Bonds, Series 1988A, 0.000%,
                     3/01/17 (ETM)
          3,300   Puerto Rico Highway and Transportation Authority, Highway          7/12 at 100.00           AAA         3,665,508
                     Revenue Bonds, Series 2002D, 5.375%, 7/01/36 (Pre-refunded
                     7/01/12)
         20,415   San Bernardino County, California, GNMA Mortgage-Backed              No Opt. Call           AAA        11,027,162
                     Securities Program Single Family Home Mortgage Revenue
                     Bonds, Series 1988A, 0.000%, 9/01/21 (Alternative Minimum
                     Tax) (ETM)
          3,000   Virgin Islands Public Finance Authority, Gross Receipts Taxes     10/10 at 101.00      BBB+ (4)         3,226,620
                     Loan Note, Series 1999A, 6.500%, 10/01/24 (Pre-refunded
                     10/01/10)
------------------------------------------------------------------------------------------------------------------------------------
         66,765   Total U.S. Guaranteed                                                                                  60,198,816
------------------------------------------------------------------------------------------------------------------------------------
                  UTILITIES - 7.0% (7.0% OF TOTAL INVESTMENTS)
          2,445   California Statewide Community Development Authority,             12/09 at 100.00           N/R         2,147,761
                     Certificates of Participation Refunding, Rio Bravo Fresno
                     Project, Series 1999A, 6.500%, 12/01/18 (5)
          1,800   Long Beach Bond Finance Authority, California, Natural Gas           No Opt. Call             A         1,739,088
                     Purchase Revenue Bonds, Series 2007A, 5.500%, 11/15/37
         21,500   Merced Irrigation District, California, Certificates of             9/16 at 64.56             A         8,545,605
                     Participation, Water and Hydroelectric System Projects,
                     Series 2008A, 0.000%, 9/01/23
            605   Merced Irrigation District, California, Electric System            9/15 at 100.00           N/R           507,728
                     Revenue Bonds, Series 2005, 5.125%, 9/01/31 - SYNCORA GTY
                     Insured
          3,470   Puerto Rico Industrial, Tourist, Educational, Medical and          6/10 at 101.00          Baa3         3,483,776
                     Environmental Control Facilities Financing Authority,
                     Co-Generation Facility Revenue Bonds, Series 2000A, 6.625%,
                     6/01/26 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
         29,820   Total Utilities                                                                                        16,423,958
------------------------------------------------------------------------------------------------------------------------------------
                  WATER AND SEWER - 7.9% (7.9% OF TOTAL INVESTMENTS)
          1,480   California Department of Water Resources, Water System Revenue     6/15 at 100.00           AAA         1,582,312
                     Bonds, Central Valley Project, Series 2005AD, 5.000%,
                     12/01/22 - FSA Insured
          1,500   Castaic Lake Water Agency, California, Certificates of             8/16 at 100.00           AA-         1,437,870
                     Participation, Series 2006C, 5.000%, 8/01/36 - NPFG Insured

                                                           Nuveen Investments 19

    | Portfolio of Investments August 31, 2009 (Unaudited)

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  WATER AND SEWER (continued)
$           410   Healdsburg Public Financing Authority, California, Wastewater      4/16 at 100.00           AA-   $       391,989
                     Revenue Bonds, Series 2006, 5.000%, 4/01/36 - NPFG Insured
            500   Los Angeles County Sanitation Districts Financing Authority,      10/13 at 100.00           AAA           526,425
                     California, Senior Revenue Bonds, Capital Projects, Series
                     2003A, 5.000%, 10/01/23 - FSA Insured
          5,000   Los Angeles Department of Water and Power, California,             7/17 at 100.00            AA         5,006,400
                     Waterworks Revenue Bonds, Series 2007A-2, 5.000%, 7/01/44 -
                     AMBAC Insured
                  Madera Irrigation District. California, Water Revenue
                  Refunding Bonds, Series 2008:
          1,850      5.500%, 1/01/33                                                 1/18 at 100.00            A-         1,877,010
          3,000      5.500%, 1/01/38                                                 1/18 at 100.00            A-         3,021,690
          1,580   San Diego County Water Authority, California, Water Revenue        5/12 at 101.00           AA+         1,609,009
                     Refunding Certificates of Participation, Series 2002A,
                     5.000%, 5/01/26 - NPFG Insured
          3,500   Woodbridge Irrigation District, California, Certificates of        7/13 at 100.00            A+         3,104,255
                     Participation, Water Systems Project, Series 2003, 5.625%,
                     7/01/43
------------------------------------------------------------------------------------------------------------------------------------
         18,820   Total Water and Sewer                                                                                  18,556,960
------------------------------------------------------------------------------------------------------------------------------------
$       270,455   Total Investments (cost $233,171,916) - 100.1%                                                        234,107,006
==================------------------------------------------------------------------------------------------------------------------
                  Floating Rate Obligations - (1.9)%                                                                     (4,490,000)
                  ------------------------------------------------------------------------------------------------------------------
                  Other Assets Less Liabilities - 1.8%                                                                    4,181,001
                  ------------------------------------------------------------------------------------------------------------------
                  Net Assets - 100%                                                                                 $   233,798,007
                  ==================================================================================================================

(1) All percentages shown in the Porfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings: Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

(4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5) This debt has been restructured to accommodate capital maintenance at the facility. Major highlights of the debt restructuring include the following: (1) the principal balance outstanding on and after December 1, 2007, shall accrue interest at a rate of 6.500% per annum commencing December 1, 2007; (2) the interest shall accrue but not be payable on June 1, 2008 or December 1, 2008, but shall instead be deferred and paid by the end of calendar year 2011; (3) no principal component shall be pre-payable from the Minimum Sinking Fund Account during calendar years 2008 and 2009 but such pre-payments shall recommence beginning in calendar year 2010 according to a revised schedule. Management believes that the restructuring is in the best interest of Fund shareholders and that it is more-likely-than-not that the borrower will fulfill its obligation. Consequently, the Fund continues to accrue interest on this obligation.

N/R   Not rated.

(ETM) Escrowed to maturity.

(UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140. See Notes to Financial Statements, Footnote 1 - Inverse Floating Rate Securities for more information.

                                 See accompanying notes to financial statements.

20 Nuveen Investments

NCB | Nuveen California Municipal Value Fund 2
    | Portfolio of Investments August 31, 2009 (Unaudited)

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  CONSUMER STAPLES - 5.1% (5.0% OF TOTAL INVESTMENTS)
$         3,500   Tobacco Securitization Authority of Northern California,           6/15 at 100.00           BBB   $     2,579,778
                     Tobacco Settlement Asset-Backed Bonds, Series 2005A-1,
                     5.500%, 6/01/45
------------------------------------------------------------------------------------------------------------------------------------
                  EDUCATION AND CIVIC ORGANIZATIONS - 10.1% (9.9% OF TOTAL
                     INVESTMENTS)
            500   California Educational Facilities Authority, Revenue Bonds,       10/15 at 100.00            A3           501,280
                     University of Redlands, Series 2005A, 5.000%, 10/01/25
          2,510   California Educational Facilities Authority, Revenue Bonds,       11/19 at 100.00            A2         2,551,440
                     University of the Pacific, Series 2009, 5.500%, 11/01/39
          1,965   California State Public Works Board, Lease Revenue Bonds,          4/19 at 100.00            A-         2,021,003
                     University of California Department of Education Riverside
                     Campus Project, Series 2009B, 5.750%, 4/01/23
------------------------------------------------------------------------------------------------------------------------------------
          4,975   Total Education and Civic Organizations                                                                 5,073,723
------------------------------------------------------------------------------------------------------------------------------------
                  HEALTH CARE - 21.6% (21.1% OF TOTAL INVESTMENTS)
          1,000   ABAG Finance Authority for Non-Profit Corporations,                5/19 at 100.00             A         1,016,070
                     California, Cal-Mortgage Insured Health Facility Revenue
                     Bonds, Saint Rose Hospital, Series 2009A, 6.000%, 5/15/29
          1,000   California Health Facilities Financing Authority Revenue          11/19 at 100.00             A         1,021,510
                     Bonds, Series 2009A (Childrens Hospital of Orange County,
                     6.500%, 11/01/38
          1,900   California Health Facilities Financing Authority, Revenue          7/19 at 100.00             A         1,906,802
                     Bonds, Catholic Healthcare West, Series 2009A, 6.000%,
                     7/01/39
          2,000   California Health Facilities Financing Authority, Revenue          3/16 at 100.00            A+         1,855,000
                     Bonds, Kaiser Permanante System, Series 2006, 5.250%,
                     3/01/45
            850   California Municipal Financing Authority, Certificates of          2/17 at 100.00          Baa2           749,828
                     Participation, Community Hospitals of Central California,
                     Series 2007, 5.250%, 2/01/27
          1,400   California Statewide Communities Development Authority,            3/18 at 100.00           AAA         1,337,602
                     Revenue Bonds, Adventist Health System West, Series 2007B,
                     5.000%, 3/01/37 - AGC Insured
            125   California Statewide Community Development Authority, Revenue      3/16 at 100.00            A+           111,430
                     Bonds, Kaiser Permanante System, Series 2006, 5.000%,
                     3/01/41
          1,500   California Statewide Community Development Authority, Revenue      8/18 at 100.00           AAA         1,497,690
                     Bonds, Sutter Health, Series 2004D, 5.050%, 8/15/38 - FSA
                     Insured
            800   Hospital Authority of Delaware County, Indiana, Hospital           8/16 at 100.00          Baa3           659,424
                     Revenue Bonds, Cardinal Health System, Series 2006, 5.000%,
                     8/01/24
            850   Illinois Finance Authority, Revenue Bonds, Sherman Health          8/17 at 100.00          Baa1           688,322
                     Systems, Series 2007A, 5.500%, 8/01/37
------------------------------------------------------------------------------------------------------------------------------------
         11,425   Total Health Care                                                                                      10,843,678
------------------------------------------------------------------------------------------------------------------------------------
                  HOUSING/SINGLE FAMILY - 10.7% (10.4% OF TOTAL INVESTMENTS)
          1,485   California Housing Finance Agency, California, Home Mortgage       2/18 at 100.00           AA-         1,438,980
                     Revenue Bonds, Series 2008L, 5.500%, 8/01/38
          2,500   California Housing Finance Agency, Home Mortgage Revenue           2/16 at 100.00           AA-         2,063,400
                     Bonds, Series 2006K, 4.625%, 8/01/26 (Alternative Minimum
                     Tax)
          2,000   California State Department of Veteran Affairs, Home Purchase     12/16 at 100.00           Aa2         1,835,640
                     Revenue Bonds, Series 2007b, 5.150%, 12/01/27 (Alternative
                     Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
          5,985   Total Housing/Single Family                                                                             5,338,020
------------------------------------------------------------------------------------------------------------------------------------
                  INDUSTRIALS - 1.5% (1.4% OF TOTAL INVESTMENTS)
            900   California Enterprise Development Authority, Sewer Facilities      9/12 at 100.00          BBB+           739,350
                     Revenue, Anheuser-Busch Project, Senior Lien Series 2007,
                     5.300%, 9/01/47 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                  MATERIALS - 1.0% (1.0% OF TOTAL INVESTMENTS)
            585   Courtland Industrial Development Board, Alabama, Solid Waste       6/15 at 100.00           BBB           503,673
                     Revenue Bonds, International Paper Company Project, Series
                     2005A, 5.200%, 6/01/25 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 21

    | Portfolio of Investments August 31, 2009 (Unaudited)

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  TAX OBLIGATION/GENERAL - 12.4% (12.1% OF TOTAL INVESTMENTS)
$         2,000   California, Various Purpose General Obligation Bonds, Series       6/17 at 100.00             A   $     1,907,560
                     2007, 5.000%, 6/01/37 - NPFG Insured
          2,100   Carlsbad Unified School District, San Diego County,                5/24 at 100.00            AA         1,229,151
                     California, General Obligation Bonds, Series 2009B,
                     0.000%, 5/01/34
          1,120   Oakland, California, General Obligation Bonds, Measure Series      1/19 at 100.00           AA-         1,119,933
                     2009DD, 5.250%, 1/15/29
          1,895   Pacific Grove Unified School District, California, General         8/19 at 100.00            AA         1,932,711
                     Obligation Bonds, Series 2009C., 5.375%, 8/01/39
------------------------------------------------------------------------------------------------------------------------------------
          7,115   Total Tax Obligation/General                                                                            6,189,355
------------------------------------------------------------------------------------------------------------------------------------
                  TAX OBLIGATION/LIMITED - 11.9% (11.6% OF TOTAL INVESTMENTS)
          1,000   Lancaster Redevelopment Agency Combined Project Areas,             8/19 at 100.00             A         1,006,200
                     Housing Programs, California, Tax Allocation Bonds 2009,
                     6.875%, 8/01/39 (WI/DD, Settling 9/03/09)
          1,000   San Francisco City and County, California, Redevelopment           8/19 at 100.00             A         1,016,260
                     Financing Authority, Tax Allocation Revenue Bonds, San
                     Francisco Redevelopment Projects, Series 2009B, 6.625%,
                     8/01/39 (WI/DD, Settling 9/03/09)
          1,500   San Francisco City and County, California, Certificates of         4/19 at 100.00           AA-         1,527,060
                     Participation, Multiple Capital Improvement Projects,
                     Series 2009A, 5.250%, 4/01/31
            500   Val Verde Unified School District Financing Authority,            10/13 at 102.00           N/R           458,595
                     California, Special Tax Revenue, Junior Lien Refunding
                     Series 2003, 6.250%, 10/01/28
          2,000   Westlake Village, California, Certificates of Participation,       6/16 at 100.00           AA+         1,958,900
                     Financing Project, Series 2009, 5.000%, 6/01/39
------------------------------------------------------------------------------------------------------------------------------------
          6,000   Total Tax Obligation/Limited                                                                            5,967,015
------------------------------------------------------------------------------------------------------------------------------------
                  TRANSPORTATION - 2.0% (2.0% OF TOTAL INVESTMENTS)
          1,000   San Francisco Airports Commission, California, Revenue Bonds,      5/16 at 100.00            A1         1,005,560
                     San Francisco International Airport, Second Series 2002,
                     Issue 32G, 5.000%, 5/01/24 - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------
                  UTILITIES - 13.5% (13.2% OF TOTAL INVESTMENTS)
          1,000   M-S-R Energy Authority, California, Gas Revenue Bonds,               No Opt. Call             A         1,008,020
                     Citigroup Prepay Contracts, Series 2009C, 6.500%, 11/01/39
                     (WI/DD, Settling 9/10/09)
          2,495   Roseville Natural Gas Financing Authority, California, Gas           No Opt. Call             A         2,370,275
                     Revenue Bonds, Series 2007, 5.000%, 2/15/17
          2,400   Southern California Public Power Authority, Natural Gas              No Opt. Call             A         2,368,968
                     Project 1 Revenue Bonds, Series 2007A, 5.250%, 11/01/24
          1,000   Tuolumne Wind Project Authority, California, Revenue Bonds,        1/19 at 100.00            A+         1,027,310
                     Tuolumne Company Project, Series 2009A, 5.625%, 1/01/29
------------------------------------------------------------------------------------------------------------------------------------
          6,895   Total Utilities                                                                                         6,774,573
------------------------------------------------------------------------------------------------------------------------------------
                  WATER AND SEWER - 12.5% (12.3% OF TOTAL INVESTMENTS)
          2,000   Orange County Sanitation District, California, Certificates        2/19 at 100.00           AAA         2,192,880
                     of Participation, Series 2007, Trust 3020, 17.125%,
                     2/01/35 (IF)
          1,000   San Diego Public Facilities Financing Authority, California,       5/19 at 100.00            A+         1,061,620
                     Sewerage Revenue Bonds, Refunding Series 2009B, 5.250%,
                     5/15/25
          2,500   Western Municipal Water District Facilities Authority,            10/19 at 100.00           AA+         2,515,650
                     California, Water Revenue Bonds, Series 2009B, 5.000%,
                     10/01/39
====================================================================================================================================

22 Nuveen Investments

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  WATER AND SEWER (continued)
$           500   Western Riverside Water & Wastewater Financing Authority,          8/19 at 100.00           AAA   $       511,980
                     California, Revenue Bonds, Western Municipal Water
                     District, Series 2009, 5.625%, 9/01/39
------------------------------------------------------------------------------------------------------------------------------------
          6,000   Total Water and Sewer                                                                                   6,282,130
------------------------------------------------------------------------------------------------------------------------------------
$        54,380   Total Investments (cost $48,289,593) - 102.3%                                                          51,296,855
==================------------------------------------------------------------------------------------------------------------------
                  Other Assets Less Liabilities - (2.3)%                                                                 (1,169,524)
                  ------------------------------------------------------------------------------------------------------------------
                  Net Assets - 100%                                                                                 $    50,127,331
                  ==================================================================================================================

(1) All percentages shown in the portfolio of Investments are based on net assets applicable to Common Shares unless otherwise noted.

(2) Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings: Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

N/R   Not rated.

WI/DD Purchased on a when-issued or delayed delivery basis.

(IF)  Inverse floating rate investment.

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 23

NCP | Nuveen California Performance Plus Municipal Fund, Inc.
    | Portfolio of Investments August 31, 2009 (Unaudited)

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  CONSUMER STAPLES - 5.3% (3.4% OF TOTAL INVESTMENTS)
$           555   California County Tobacco Securitization Agency, Tobacco           6/15 at 100.00           BBB   $       507,026
                     Settlement Asset-Backed Bonds, Sonoma County Tobacco
                     Securitization Corporation, Series 2005, 4.250%, 6/01/21
          3,000   Golden State Tobacco Securitization Corporation, California,       6/17 at 100.00           BBB         2,340,030
                     Enhanced Tobacco Settlement Asset-Backed Bonds, Series
                     2007A-1, 5.750%, 6/01/47
         12,135   Golden State Tobacco Securitization Corporation, California,       6/22 at 100.00           BBB         6,392,718
                     Enhanced Tobacco Settlement Asset-Backed Bonds, Series
                     2007A-2, 0.000%, 6/01/37
------------------------------------------------------------------------------------------------------------------------------------
         15,690   Total Consumer Staples                                                                                  9,239,774
------------------------------------------------------------------------------------------------------------------------------------
                  EDUCATION AND CIVIC ORGANIZATIONS - 10.3% (6.7% OF TOTAL
                     INVESTMENTS)
            160   California Educational Facilities Authority, Revenue Bonds,       10/15 at 100.00            A3           148,354
                     University of Redlands, Series 2005A, 5.000%, 10/01/35
                  California Educational Facilities Authority, Revenue Bonds,
                  University of the Pacific, Series 2006:
            110      5.000%, 11/01/21                                               11/15 at 100.00            A2           110,805
            150      5.000%, 11/01/25                                               11/15 at 100.00            A2           145,302
          4,730   California Infrastructure Economic Development Bank, Revenue      10/11 at 101.00            A-         4,824,978
                     Bonds, J. David Gladstone Institutes, Series 2001, 5.500%,
                     10/01/21
          2,645   California State Public Works Board, Lease Revenue Bonds,          3/18 at 100.00           Aa2         2,616,169
                     University of California Regents, Trust 1065, 9.041%,
                     3/01/33 (IF)
          4,730   California State University, Systemwide Revenue Bonds, Series     11/12 at 100.00           Aa3         4,912,767
                     2002A, 5.000%, 11/01/19 - AMBAC Insured
          4,000   San Diego County, California, Certificates of Participation,       9/15 at 102.00          Baa3         3,031,240
                     Burnham Institute, Series 2006, 5.000%, 9/01/34
          2,000   University of California, Revenue Bonds, Multi-Purpose             5/13 at 100.00            AA         2,147,040
                     Projects, Series 2003A, 5.125%, 5/15/17 - AMBAC Insured
                     (UB)
------------------------------------------------------------------------------------------------------------------------------------
         18,525   Total Education and Civic Organizations                                                                17,936,655
------------------------------------------------------------------------------------------------------------------------------------
                  HEALTH CARE - 11.5% (7.5% OF TOTAL INVESTMENTS)
            375   California Health Facilities Financing Authority, Revenue          4/16 at 100.00            A+           333,941
                     Bonds, Kaiser Permanante System, Series 2006, 5.000%,
                     4/01/37
          6,385   California Health Facilities Financing Authority, Revenue         11/16 at 100.00           Aa3         5,762,718
                     Bonds, Sutter Health, Series 2007A, 5.250%, 11/15/46 (UB)
          1,650   California Municipal Financing Authority, Certificates of          2/17 at 100.00          Baa2         1,292,098
                     Participation, Community Hospitals of Central California,
                     Series 2007, 5.250%, 2/01/46
            895   California Statewide Communities Development Authority,            7/18 at 100.00           AAA           896,002
                     Revenue Bonds, Saint Joseph Health System, Trust 2554,
                     18.134%, 7/01/47 - FSA Insured (IF)
          1,000   California Statewide Community Development Authority, Revenue      7/15 at 100.00           BBB           844,250
                     Bonds, Daughters of Charity Health System, Series 2005A,
                     5.250%, 7/01/30
          1,175   California Statewide Community Development Authority, Revenue      3/16 at 100.00            A+         1,047,442
                     Bonds, Kaiser Permanante System, Series 2006, 5.000%,
                     3/01/41
          1,755   California Statewide Community Development Authority, Revenue      8/16 at 100.00            A+         1,699,437
                     Bonds, Kaiser Permanente System, Series 2001C, 5.250%,
                     8/01/31
          1,355   California Statewide Community Development Authority, Revenue        No Opt. Call             A         1,333,184
                     Bonds, Sherman Oaks Health System, Series 1998A, 5.000%,
                     8/01/22 - AMBAC Insured
          4,045   California Statewide Community Development Authority, Revenue     11/15 at 100.00           Aa3         3,504,628
                     Bonds, Sutter Health, Series 2005A, 5.000%, 11/15/43
          1,750   Loma Linda, California, Hospital Revenue Bonds, Loma Linda        12/17 at 100.00           BBB         1,831,953
                     University Medical Center, Series 2008A, 8.250%, 12/01/38
          1,600   The Regents of the University of California, Medical Center        5/15 at 101.00           Aa2         1,451,696
                     Pooled Revenue Bonds, Series 2007A, 4.500%, 5/15/37 - NPFG
                     Insured
------------------------------------------------------------------------------------------------------------------------------------
         21,985   Total Health Care                                                                                      19,997,349
------------------------------------------------------------------------------------------------------------------------------------

24 Nuveen Investments

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  HOUSING/MULTIFAMILY - 3.1% (2.0% OF TOTAL INVESTMENTS)
$         1,500   California Statewide Community Development Authority,              8/12 at 100.00          Baa1   $     1,458,075
                     Student Housing Revenue Bonds, EAH - Irvine East Campus
                     Apartments, LLC Project, Series 2002A, 5.500%, 8/01/22 -
                     ACA Insured
          3,915   Los Angeles, California, GNMA Collateralized Multifamily           9/09 at 100.00           AAA         3,917,232
                     Housing Revenue Bonds, Ridgecroft Apartments, Series
                     1997E, 6.250%, 9/20/39 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
          5,415   Total Housing/Multifamily                                                                               5,375,307
------------------------------------------------------------------------------------------------------------------------------------
                  HOUSING/SINGLE FAMILY - 0.2% (0.1% OF TOTAL INVESTMENTS)
            370   California Housing Finance Agency, Home Mortgage Revenue           2/16 at 100.00           AA-           374,366
                     Bonds, Series 2006H, 5.750%, 8/01/30 - FGIC Insured
                     (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                  INDUSTRIALS - 0.7% (0.4% OF TOTAL INVESTMENTS)
          1,250   California Pollution Control Financing Authority, Solid            1/16 at 102.00           BBB         1,152,200
                     Waste Disposal Revenue Bonds, Waste Management Inc.,
                     Series 2002A, 5.000%, 1/01/22 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                  LONG-TERM CARE - 2.0% (1.3% OF TOTAL INVESTMENTS)
          4,500   California Statewide Communities Development Authority,           12/17 at 100.00           Ba1         3,514,725
                     Revenue Bonds, Inland Regional Center Project, Series
                     2007, 5.250%, 12/01/27
------------------------------------------------------------------------------------------------------------------------------------
                  TAX OBLIGATION/GENERAL - 17.9% (11.6% OF TOTAL INVESTMENTS)
            500   California, General Obligation Bonds, Series 2004, 5.000%,         2/14 at 100.00             A           508,430
                     2/01/23
          3,550   Centinela Valley Union High School District, Los Angeles             No Opt. Call             A         3,499,945
                     County, California, General Obligation Bonds, Series
                     2002A, 5.250%, 2/01/26 - NPFG Insured
          1,400   Los Rios Community College District, Sacramento, El Dorado         8/14 at 102.00           AAA         1,515,416
                     and Yolo Counties, California, General Obligation Bonds,
                     Series 2006C, 5.000%, 8/01/24 - FSA Insured (UB)
          3,200   Murrieta Valley Unified School District, Riverside County,         9/17 at 100.00           AAA         3,049,440
                     California, General Obligation Bonds, Series 2007,
                     4.500%, 9/01/30 - FSA Insured
          4,765   North Orange County Community College District, California,          No Opt. Call            AA         1,682,379
                     General Obligation Bonds, Series 2003B, 0.000%, 8/01/27 -
                     FGIC Insured
          2,575   Oxnard School District, Ventura County, California, General        2/22 at 103.00            A+         2,595,291
                     Obligation Refunding Bonds, Series 2001A, 5.750%,
                     8/01/30 - NPFG Insured
          6,000   Puerto Rico, General Obligation and Public Improvement               No Opt. Call             A         6,208,920
                     Bonds, Series 1993, 7.000%, 7/01/10 - NPFG Insured
                  Riverside Community College District, California, General
                  Obligation Bonds, Series 2004A:
             15      5.250%, 8/01/25 - NPFG Insured                                  8/14 at 100.00           AA-            16,024
             20      5.250%, 8/01/26 - NPFG Insured                                  8/14 at 100.00           AA-            20,887
            325   Roseville Joint Union High School District, Placer County,         8/15 at 100.00           AA-           333,687
                     California, General Obligation Bonds, Series 2006B,
                     5.000%, 8/01/27 - FGIC Insured
          4,000   San Diego Unified School District, San Diego County,               7/13 at 101.00           AAA         4,473,360
                     California, General Obligation Bonds, Series 2003E,
                     5.250%, 7/01/22 - FSA Insured
          3,000   San Jose-Evergreen Community College District, Santa Clara         9/10 at 100.00           Aa2         3,134,610
                     County, California, General Obligation Bonds, Series
                     2000B, 5.600%, 9/01/24 - FGIC Insured
          2,200   Santa Maria Joint Union High School District, Santa Barbara          No Opt. Call           Aa3         2,627,460
                     and San Luis Obispo Counties, California, General
                     Obligation Bonds, Series 2003B, 5.625%, 8/01/24 - FSA
                     Insured
          1,440   Southwestern Community College District, San Diego County,         8/15 at 102.00           AA-         1,521,331
                     California, General Obligation Bonds, Series 2005,
                     5.000%, 8/01/24 - NPFG Insured
------------------------------------------------------------------------------------------------------------------------------------
         32,990   Total Tax Obligation/General                                                                           31,187,180
------------------------------------------------------------------------------------------------------------------------------------
                  TAX OBLIGATION/LIMITED - 35.9% (23.2% OF TOTAL INVESTMENTS)
          5,045   California State Public Works Board, Lease Revenue Bonds,          3/12 at 100.00            A-         5,017,606
                     Department of Corrections, Series 2002A, 5.250%,
                     3/01/22 - AMBAC Insured
          1,575   California State Public Works Board, Lease Revenue Bonds,         12/13 at 100.00            A-         1,601,854
                     Department of General Services, Series 2003D, 5.500%,
                     6/01/20
          3,010   California State Public Works Board, Lease Revenue Bonds,          6/14 at 100.00            A-         3,087,628
                     Department of Mental Health, Coalinga State Hospital,
                     Series 2004A, 5.500%, 6/01/19
          2,195   California, Economic Recovery Revenue Bonds, Series 2004A,         7/14 at 100.00             A         2,390,026
                     5.000%, 7/01/15
            400   Capistrano Unified School District, Orange County,                 9/15 at 100.00             A           370,120
                     California, Special Tax Bonds, Community Facilities
                     District, Series 2005, 5.000%, 9/01/24 - FGIC Insured

                                                           Nuveen Investments 25

    | Portfolio of Investments August 31, 2009 (Unaudited)

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  TAX OBLIGATION/LIMITED (continued)
$         1,210   Chino Redevelopment Agency, California, Merged Chino               9/16 at 101.00           BBB   $       986,549
                     Redevelopment Project Area Tax Allocation Bonds, Series
                     2006, 5.000%, 9/01/38 - AMBAC Insured
          2,000   Coachella Valley Unified School District, Riverside County,        9/16 at 100.00           N/R         1,696,940
                     California, Certificates of Participation, Series 2007,
                     5.000%, 9/01/31 - AMBAC Insured
          2,500   Corona Public Financing Authority, California, Superior Lien       9/09 at 102.00           AAA         2,584,750
                     Revenue Bonds, Series 1999A, 5.000%, 9/01/20 - FSA Insured
          4,980   Golden State Tobacco Securitization Corporation, California,       6/15 at 100.00            A-         4,295,200
                     Tobacco Settlement Asset-Backed Revenue Bonds, Series
                     2005A, 5.000%, 6/01/45 - AMBAC Insured
          1,045   Hawthorne Community Redevelopment Agency, California, Project      9/16 at 100.00            A-           893,872
                     Area 2 Tax Allocation Bonds, Series 2006, 5.250%,
                     9/01/36 - SYNCORA GTY Insured
          1,750   Hesperia Community Redevelopment Agency, California, Tax           9/15 at 100.00          Baa1         1,441,212
                     Allocation Bonds, Series 2005A, 5.000%, 9/01/25 - SYNCORA
                     GTY Insured
                  Irvine, California, Unified School District, Community
                  Facilities District Special Tax Bonds, Series 2006A:
            185      5.000%, 9/01/26                                                 9/16 at 100.00           N/R           161,786
            425      5.125%, 9/01/36                                                 9/16 at 100.00           N/R           349,920
            730   Los Angeles Community Redevelopment Agency, California, Lease      9/15 at 100.00            A2           616,821
                     Revenue Bonds, Manchester Social Services Project, Series
                     2005, 5.000%, 9/01/37 - AMBAC Insured
         10,000   Los Angeles County Public Works Financing Authority,               9/16 at 100.00             A         8,854,100
                     California, Lease Revenue Bonds, Series 2006B, 5.000%,
                     9/01/31 - FGIC Insured
          4,000   Los Angeles, California, Municipal Improvement Corporation,        1/17 at 100.00           AA-         3,874,560
                     Lease Revenue Bonds, Police Headquarters, Series 2006A,
                     4.750%, 1/01/31 - FGIC Insured
          1,395   Moreno Valley Unified School District, Riverside County,           3/14 at 100.00           AAA         1,447,968
                     California, Certificates of Participation, Series 2005,
                     5.000%, 3/01/22 - FSA Insured
          3,500   Murrieta Redevelopment Agency, California, Tax Allocation          8/17 at 100.00             A         2,866,080
                     Bonds, Series 2007A, 5.000%, 8/01/37 - NPFG Insured
          1,000   Paramount Redevelopment Agency, California, Tax Allocation         8/13 at 100.00             A           929,680
                     Bonds, Redevelopment Project Area 1, Series 2003, 5.000%,
                     8/01/23 - NPFG Insured
            350   Rialto Redevelopment Agency, California, Tax Allocation            9/15 at 100.00            A-           290,237
                     Bonds, Merged Project Area, Series 2005A, 5.000%, 9/01/35
                     - SYNCORA GTY Insured
          1,500   Riverside County Public Financing Authority, California, Tax      10/15 at 100.00           BBB         1,214,475
                     Allocation Bonds, Multiple Projects, Series 2005A, 5.000%,
                     10/01/37 - SYNCORA GTY Insured
          1,000   Rohnert Park Community Development Commission, California,         8/17 at 100.00             A           818,880
                     Redevelopment Project Tax Allocation Bonds, Series 2007R,
                     5.000%, 8/01/37 - FGIC Insured
            435   Roseville, California, Certificates of Participation, Public       8/13 at 100.00           AA-           407,286
                     Facilities, Series 2003A, 5.000%, 8/01/25 - AMBAC Insured
          1,000   Sacramento City Financing Authority, California, Lease               No Opt. Call             A         1,007,260
                     Revenue Refunding Bonds, Series 1993A, 5.400%, 11/01/20 -
                     NPFG Insured
          5,000   San Marcos Public Facilities Authority, California, Tax            8/15 at 100.00            A-         4,147,100
                     Allocation Bonds, Project Areas 2 and 3, Series 2005C,
                     5.000%, 8/01/35 - AMBAC Insured
            750   San Mateo Union High School District, San Mateo County,           12/17 at 100.00           N/R           653,123
                     California, Certificates of Participation, Phase 1, Series
                     2007A, 5.000%, 12/15/30 - AMBAC Insured
                  Santa Clara Redevelopment Agency, California, Tax Allocation
                  Bonds, Bayshore North Project, Series 2003:
          2,695      5.000%, 6/01/20 - NPFG Insured                                  6/13 at 100.00             A         2,621,642
          1,500      5.000%, 6/01/21 - NPFG Insured                                  6/13 at 100.00             A         1,443,255
                  Sweetwater Union High School District, San Diego County,
                  California, Certificates of Participation, Series 2002:
          2,000      5.000%, 9/01/23 - FSA Insured                                   9/12 at 102.00           AAA         2,074,220
          4,015      5.000%, 9/01/24 - FSA Insured                                   9/12 at 102.00           AAA         4,102,206
------------------------------------------------------------------------------------------------------------------------------------
         67,190   Total Tax Obligation/Limited                                                                           62,246,356
------------------------------------------------------------------------------------------------------------------------------------

26 Nuveen Investments

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  TRANSPORTATION - 27.9% (18.1% OF TOTAL INVESTMENTS)
$         1,430   Bay Area Toll Authority, California, Revenue Bonds, San            4/16 at 100.00            AA   $     1,459,673
                     Francisco Bay Area Toll Bridge, Series 2006F, 5.000%,
                     4/01/31 (UB)
          1,935   Bay Area Toll Authority, California, Revenue Bonds, San            4/18 at 100.00            AA         2,193,348
                     Francisco Bay Area Toll Bridge, Series 2008, Trust 3211,
                     13.298%, 4/01/39 (IF)
          6,500   Foothill/Eastern Transportation Corridor Agency, California,       1/14 at 101.00          BBB-         5,384,925
                     Toll Road Revenue Refunding Bonds, Series 1999, 5.875%,
                     1/15/29
                  Long Beach, California, Harbor Revenue Bonds, Series 2000A:
          2,740      5.750%, 5/15/14 (Alternative Minimum Tax)                       5/10 at 101.00            AA         2,810,528
         11,885      5.750%, 5/15/15 (Alternative Minimum Tax)                       5/10 at 101.00            AA        12,166,556
          8,485   Port of Oakland, California, Revenue Bonds, Series 2000K,          5/10 at 100.00            A1         8,444,187
                     5.750%, 11/01/29 - FGIC Insured
         14,000   San Francisco Airports Commission, California, Revenue Bonds,      5/10 at 101.00           AAA        14,091,836
                     San Francisco International Airport, Second Series 2000,
                     Issue 25, 5.500%, 5/01/24 - FSA Insured (Alternative
                     Minimum Tax)
          2,000   San Francisco Airports Commission, California, Revenue             5/11 at 100.00            A1         2,006,840
                     Refunding Bonds, San Francisco International Airport,
                     Second Series 2001, Issue 27B, 5.000%, 5/01/23 - FGIC
                     Insured
------------------------------------------------------------------------------------------------------------------------------------
         48,975   Total Transportation                                                                                   48,557,893
------------------------------------------------------------------------------------------------------------------------------------
                  U.S. GUARANTEED - 13.0% (8.4% OF TOTAL INVESTMENTS) (4)
            175   California County Tobacco Securitization Agency, Tobacco           6/10 at 100.00       N/R (4)           179,879
                     Settlement Asset-Backed Bonds, Sonoma County Tobacco
                     Funding Corporation, Series 2002B, 5.125%, 6/01/20
                     (Pre-refunded 6/01/10)
          5,360   California Infrastructure Economic Development Bank, First           No Opt. Call           AAA         6,280,473
                     Lien Revenue Bonds, San Francisco Bay Area Toll Bridge,
                     Series 2003A, 5.000%, 7/01/23 - FSA Insured (ETM)
          4,000   Contra Costa County, California, GNMA Mortgage-Backed                No Opt. Call           AAA         5,467,440
                     Securities Program Home Mortgage Revenue Bonds, Series
                     1988, 8.250%, 6/01/21 (Alternative Minimum Tax) (ETM)
          3,000   Golden State Tobacco Securitization Corporation, California,       6/13 at 100.00           AAA         3,535,110
                     Tobacco Settlement Asset-Backed Bonds, Series 2003A-1,
                     6.750%, 6/01/39 (Pre-refunded 6/01/13)
          2,500   Los Angeles Unified School District, California, General           7/10 at 100.00       AA- (4)         2,604,750
                     Obligation Bonds, Series 2000D, 5.375%, 7/01/25
                     (Pre-refunded 7/01/10) - FGIC Insured
             65   Port of Oakland, California, Revenue Bonds, Series 2000K,          5/10 at 100.00        A1 (4)            66,994
                     5.750%, 11/01/29 (Pre-refunded 5/01/10) - FGIC Insured
          4,000   Puerto Rico Highway and Transportation Authority, Highway          7/12 at 100.00           AAA         4,443,040
                     Revenue Bonds, Series 2002D, 5.375%, 7/01/36 (Pre-refunded
                     7/01/12)
------------------------------------------------------------------------------------------------------------------------------------
         19,100   Total U.S. Guaranteed                                                                                  22,577,686
------------------------------------------------------------------------------------------------------------------------------------
                  UTILITIES - 11.5% (7.5% OF TOTAL INVESTMENTS)
          4,210   California Statewide Community Development Authority,             12/09 at 100.00           N/R         3,698,190
                     Certificates of Participation Refunding, Rio Bravo Fresno
                     Project, Series 1999A, 6.500%, 12/01/18 (5)
          2,140   Long Beach Bond Finance Authority, California, Natural Gas           No Opt. Call             A         2,067,582
                     Purchase Revenue Bonds, Series 2007A, 5.500%, 11/15/37
            725   Los Angeles Department of Water and Power, California, Power       7/13 at 100.00           AA-           776,620
                     System Revenue Bonds, Series 2003A-2, 5.000%, 7/01/21 -
                     NPFG Insured
            500   Los Angeles Department of Water and Power, California, Power       7/15 at 100.00           AAA           508,565
                     System Revenue Bonds, Series 2005, 5.000%, 7/01/31 - FSA
                     Insured (UB)
            715   Merced Irrigation District, California, Electric System            9/15 at 100.00           N/R           600,042
                     Revenue Bonds, Series 2005, 5.125%, 9/01/31 - SYNCORA GTY
                     Insured
         10,450   Orange County Public Financing Authority, California, Waste          No Opt. Call            A1        10,845,532
                     Management System Revenue Refunding Bonds, Series 1997,
                     5.250%, 12/01/13 - AMBAC Insured (Alternative Minimum Tax)
          1,000   Sacramento Municipal Utility District, California, Electric          No Opt. Call            A+         1,022,060
                     Revenue Bonds, Series 2004T, 5.250%, 5/15/23 - FGIC Insured
            500   Sacramento Municipal Utility District, California, Electric        8/12 at 100.00           AAA           516,955
                     Revenue Refunding Bonds, Series 2002Q, 5.250%, 8/15/22 -
                     FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
         20,240   Total Utilities                                                                                        20,035,546
------------------------------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 27

    | Portfolio of Investments August 31, 2009 (Unaudited)

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  WATER AND SEWER - 14.1% (9.1% OF TOTAL INVESTMENTS)
$         1,000   California Statewide Community Development Authority, Water       10/13 at 100.00           AAA   $     1,040,050
                     and Wastewater Revenue Bonds, Pooled Financing Program,
                     Series 2003A, 5.250%, 10/01/23 - FSA Insured
          2,500   El Centro Financing Authority, California, Water Revenue          10/16 at 100.00           AAA         2,433,200
                     Bonds, Series 2006A, 4.750%, 10/01/31 - FSA Insured
          4,770   Los Angeles Department of Water and Power, California,             7/14 at 100.00            AA         5,085,536
                     Waterworks Revenue Bonds, Series 2004C, 5.250%, 7/01/20 -
                     NPFG Insured
          2,500   Pajaro Valley Water Management Agency, California, Revenue         9/09 at 101.00           BBB         2,482,625
                     Certificates of Participation, Series 1999A, 5.750%,
                     3/01/29 - AMBAC Insured
          5,985   Sacramento County Sanitation District Financing Authority,        12/10 at 101.00            AA         6,320,639
                     California, Revenue Bonds, Series 2000A, 5.250%, 12/01/12
          4,585   Santa Maria, California, Subordinate Water and Wastewater          8/12 at 101.00           N/R         4,605,541
                     Revenue Certificates of Participation, Series 1997A,
                     5.550%, 8/01/27 - AMBAC Insured
          1,700   South Gate Utility Authority, California, Subordinate Revenue     10/11 at 102.00             A         1,663,688
                     Bonds, Water and Sewer System Projects, Series 2001,
                     5.000%, 10/01/22 - FGIC Insured
            945   Woodbridge Irrigation District, California, Certificates of        7/13 at 100.00            A+           838,149
                     Participation, Water Systems Project, Series 2003, 5.625%,
                     7/01/43
------------------------------------------------------------------------------------------------------------------------------------
         23,985   Total Water and Sewer                                                                                  24,469,428
------------------------------------------------------------------------------------------------------------------------------------
$       280,215   Total Long-Term Investments (cost $273,349,898) - 153.4%                                              266,664,465
==================------------------------------------------------------------------------------------------------------------------
                  SHORT-TERM INVESTMENTS - 1.1% (0.7% OF TOTAL INVESTMENTS)
                  WATER AND SEWER - 1.1% (0.7% OF TOTAL INVESTMENTS)
$         1,995   Metropolitan Water District of Southern California, Water         11/09 at 100.00           A-1         1,995,000
                     Revenue Bonds, Variable Rate Demand
==================------------------------------------------------------------------------------------------------------------------
                  Obligations, Series 2008A-1, 0.240%, 7/01/37 (6)
                  ------------------------------------------------------------------------------------------------------------------
                  Total Short-Term Investments (cost $1,995,000)                                                          1,995,000
                  ------------------------------------------------------------------------------------------------------------------
                  Total Investments (cost $275,344,898) - 154.5%                                                        268,659,465
                  ------------------------------------------------------------------------------------------------------------------
                  Floating Rate Obligations - (4.1)%                                                                     (7,105,000)
                  ------------------------------------------------------------------------------------------------------------------
                  Other Assets Less Liabilities - 2.0%                                                                    3,524,019
                  ------------------------------------------------------------------------------------------------------------------
                  Preferred Shares, at Liquidation Value - (52.4)% (7)                                                  (91,175,000)
                  ------------------------------------------------------------------------------------------------------------------
                  Net Assets Applicable to Common Shares - 100%                                                     $   173,903,484
                  ==================================================================================================================

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings: Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

(4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5) This debt has been restructured to accommodate capital maintenance at the facility. Major highlights of the debt restructuring include the following: (1) the principal balance outstanding on and after December 1, 2007, shall accrue interest at a rate of 6.500% per annum commencing December 1, 2007; (2) the interest shall accrue but not be payable on June 1, 2008 or December 1, 2008, but shall instead be deferred and paid by the end of calendar year 2011; (3) no principal component shall be pre-payable from the Minimum Sinking Fund Account during calendar years 2008 and 2009 but such pre-payments shall recommence beginning in calendar year 2010 according to a revised schedule. Management believes that the restructuring is in the best interest of Fund shareholders and that it is more-likely-than-not that the borrower will fulfill its obligation. Consequently, the Fund continues to accrue interest on this obligation.

(6) Investment has a maturity of more than one year, but has a variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

(7) Preferred Shares, at Liquidation Value as a percentage of Total Investments is 33.9%.

N/R   Not rated.

(ETM) Escrowed to maturity.

(IF)  Inverse floating rate investment.

(UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140. See Notes to Financial Statements, Footnote 1 - Inverse Floating Rate Securities for more information.

                                 See accompanying notes to financial statements.

28 Nuveen Investments

NCO | Nuveen California Municipal Market Opportunity Fund, Inc
    | Portfolio of Investments August 31, 2009 (Unaudited)

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  CONSUMER STAPLES - 5.6% (3.8% OF TOTAL INVESTMENTS)
$           355   California County Tobacco Securitization Agency, Tobacco           6/15 at 100.00           BBB   $       324,314
                     Settlement Asset-Backed Bonds, Sonoma County Tobacco
                     Securitization Corporation, Series 2005, 4.250%, 6/01/21
          2,000   Golden State Tobacco Securitization Corporation,                   6/17 at 100.00           BBB         1,560,020
                     California, Enhanced Tobacco Settlement Asset-Backed
                     Bonds, Series 2007A-1, 5.750%, 6/01/47
          8,090   Golden State Tobacco Securitization Corporation,                   6/22 at 100.00           BBB         4,261,812
                     California, Enhanced Tobacco Settlement Asset-Backed
                     Bonds, Series 2007A-2, 0.000%, 6/01/37
------------------------------------------------------------------------------------------------------------------------------------
         10,445   Total Consumer Staples                                                                                  6,146,146
------------------------------------------------------------------------------------------------------------------------------------
                  EDUCATION AND CIVIC ORGANIZATIONS - 4.0% (2.8% OF TOTAL
                     INVESTMENTS)
            100   California Educational Facilities Authority, Revenue Bonds,       10/15 at 100.00            A3            92,721
                     University of Redlands, Series 2005A, 5.000%, 10/01/35
                  California Educational Facilities Authority, Revenue Bonds,
                  University of the Pacific, Series 2006:
             70      5.000%, 11/01/21                                               11/15 at 100.00            A2            70,512
             95      5.000%, 11/01/25                                               11/15 at 100.00            A2            92,025
          1,000   California Infrastructure Economic Development Bond Bank,          7/15 at 100.00           Aa3         1,042,530
                     Revenue Bonds, Scripps Research Institute, Series 2005A,
                     5.000%, 7/01/24
          1,680   California State Public Works Board, Lease Revenue Bonds,          3/18 at 100.00           Aa2         1,661,688
                     University of California Regents, Trust 1065, 9.041%,
                     3/01/33 (IF)
          2,000   San Diego County, California, Certificates of                      9/15 at 102.00          Baa3         1,515,620
                     Participation, Burnham Institute, Series 2006, 5.000%,
                     9/01/34
------------------------------------------------------------------------------------------------------------------------------------
          4,945   Total Education and Civic Organizations                                                                 4,475,096
------------------------------------------------------------------------------------------------------------------------------------
                  HEALTH CARE - 15.6% (10.7% OF TOTAL INVESTMENTS)
            240   California Health Facilities Financing Authority, Revenue          4/16 at 100.00            A+           213,722
                     Bonds, Kaiser Permanante System, Series 2006, 5.000%,
                     4/01/37
          5,305   California Health Facilities Financing Authority, Revenue         11/16 at 100.00           Aa3         4,787,975
                     Bonds, Sutter Health, Series 2007A, 5.250%, 11/15/46 (UB)
          3,200   California Infrastructure Economic Development Bank,               8/11 at 102.00            A+         3,218,816
                     Revenue Bonds, Kaiser Hospital Assistance  LLC, Series
                     2001A, 5.550%, 8/01/31
          1,060   California Municipal Financing Authority, Certificates of          2/17 at 100.00          Baa2           830,075
                     Participation, Community Hospitals of Central
                     California, Series 2007, 5.250%, 2/01/46
            569   California Statewide Communities Development Authority,            7/18 at 100.00           AAA           569,637
                     Revenue Bonds, Saint Joseph Health System, Trust 2554,
                     18.134%, 7/01/47 - FSA Insured (IF)
          1,000   California Statewide Community Development Authority,             10/17 at 100.00             A           901,190
                     Insured Health Facility Revenue Bonds, Henry Mayo
                     Newhall Memorial Hospital, Series 2007A, 5.000%, 10/01/37
            755   California Statewide Community Development Authority,              3/16 at 100.00            A+           673,037
                     Revenue Bonds, Kaiser Permanante System, Series 2006,
                     5.000%, 3/01/41
            135   California Statewide Community Development Authority,              8/16 at 100.00            A+           130,726
                     Revenue Bonds, Kaiser Permanente System, Series 2001C,
                     5.250%, 8/01/31
            675   California Statewide Community Development Authority,                No Opt. Call             A           664,133
                     Revenue Bonds, Sherman Oaks Health System, Series 1998A,
                     5.000%, 8/01/22 - AMBAC Insured
          2,585   California Statewide Community Development Authority,             11/15 at 100.00           Aa3         2,239,670
                     Revenue Bonds, Sutter Health, Series 2005A, 5.000%,
                     11/15/43
          1,150   Loma Linda, California, Hospital Revenue Bonds, Loma Linda        12/17 at 100.00           BBB         1,203,854
                     University Medical Center, Series 2008A, 8.250%, 12/01/38
          1,000   Rancho Mirage Joint Powers Financing Authority, California,        7/17 at 100.00            A3           897,510
                     Revenue Bonds, Eisenhower Medical Center, Series 2007A,
                     5.000%, 7/01/38
          1,000   The Regents of the University of California, Medical Center        5/15 at 101.00           Aa2           907,310
                     Pooled Revenue Bonds, Series 2007A, 4.500%, 5/15/37 -
                     NPFG Insured
------------------------------------------------------------------------------------------------------------------------------------
         18,674   Total Health Care                                                                                      17,237,655
------------------------------------------------------------------------------------------------------------------------------------
                  HOUSING/SINGLE FAMILY - 0.2% (0.2% OF TOTAL INVESTMENTS)
            240   California Housing Finance Agency, Home Mortgage Revenue           2/16 at 100.00           AA-           242,832
                     Bonds, Series 2006H, 5.750%, 8/01/30 - FGIC Insured
                     (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 29

    | Portfolio of Investments August 31, 2009 (Unaudited)

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  INDUSTRIALS - 0.6% (0.4% OF TOTAL INVESTMENTS)
$           750   California Pollution Control Financing Authority, Solid            1/16 at 102.00           BBB   $       691,320
                     Waste Disposal Revenue Bonds, Waste Management Inc.,
                     Series 2002A, 5.000%, 1/01/22 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                  LONG-TERM CARE - 2.0% (1.4% OF TOTAL INVESTMENTS)
          2,900   California Statewide Communities Development Authority,           12/17 at 100.00           Ba1         2,265,045
                     Revenue Bonds, Inland Regional Center Project, Series
                     2007, 5.250%, 12/01/27
------------------------------------------------------------------------------------------------------------------------------------
                  TAX OBLIGATION/GENERAL - 17.2% (11.8% OF TOTAL INVESTMENTS)
          4,125   Alameda Unified School District, Alameda County,                     No Opt. Call           AAA         1,665,510
                     California, General Obligation Bonds, Series 2004A,
                     0.000%, 8/01/25 - FSA Insured
          1,350   Coachella Valley Unified School District, Riverside County,        8/15 at 100.00             A         1,315,764
                     California, General Obligation Bonds, Series 2005A,
                     5.000%, 8/01/30 - FGIC Insured
          2,150   Los Rios Community College District, Sacramento, El Dorado         8/14 at 102.00           AAA         2,327,246
                     and Yolo Counties, California, General Obligation Bonds,
                     Series 2006C, 5.000%, 8/01/24 - FSA Insured (UB)
          4,100   Monrovia Unified School District, Los Angeles County,                No Opt. Call            A+         1,368,252
                     California, General Obligation Bonds, Series 2001B,
                     0.000%, 8/01/27 - FGIC Insured
          2,500   Oakland Unified School District, Alameda County,                   8/12 at 100.00             A         2,501,825
                     California, General Obligation Bonds, Series 2002,
                     5.250%, 8/01/21 - FGIC Insured
          1,000   Pomona Unified School District, Los Angeles County,                8/11 at 103.00             A         1,117,470
                     California, General Obligation Refunding Bonds, Series
                     1997A, 6.150%, 8/01/15 - NPFG Insured
             25   Riverside Community College District, California, General          8/14 at 100.00           AA-            26,886
                     Obligation Bonds, Series 2004A, 5.250%, 8/01/24 - NPFG
                     Insured
            210   Roseville Joint Union High School District, Placer County,         8/15 at 100.00           AA-           215,613
                     California, General Obligation Bonds, Series 2006B,
                     5.000%, 8/01/27 - FGIC Insured
          5,000   San Diego Unified School District, California, General             7/10 at 100.00            AA         5,170,250
                     Obligation Bonds, Election of 1998, Series 2000B,
                     5.125%, 7/01/21 - NPFG Insured
          4,970   San Rafael City High School District, Marin County,                  No Opt. Call            AA         1,756,597
                     California, General Obligation Bonds, Series 2004B,
                     0.000%, 8/01/27 - FGIC Insured
          4,175   Southwestern Community College District, San Diego County,           No Opt. Call           AA-         1,615,266
                     California, General Obligation Bonds, Series 2004,
                     0.000%, 8/01/25 - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------
         29,605   Total Tax Obligation/General                                                                           19,080,679
------------------------------------------------------------------------------------------------------------------------------------
                  TAX OBLIGATION/LIMITED - 25.8% (17.7% OF TOTAL INVESTMENTS)
          2,000   California State Public Works Board, Lease Revenue Bonds,          6/14 at 100.00            A-         2,051,580
                     Department of Mental Health, Coalinga State Hospital,
                     Series 2004A, 5.500%, 6/01/19
            260   Capistrano Unified School District, Orange County,                 9/15 at 100.00             A           240,578
                     California, Special Tax Bonds, Community Facilities
                     District, Series 2005, 5.000%, 9/01/24 - FGIC Insured
            770   Chino Redevelopment Agency, California, Merged Chino               9/16 at 101.00           BBB           627,804
                     Redevelopment Project Area Tax Allocation Bonds, Series
                     2006, 5.000%, 9/01/38 - AMBAC Insured
          1,035   Hawthorne Community Redevelopment Agency, California,              9/16 at 100.00            A-           885,318
                     Project Area 2 Tax Allocation Bonds, Series 2006,
                     5.250%, 9/01/36 - SYNCORA GTY Insured
                  Irvine, California, Unified School District, Community
                  Facilities District Special Tax Bonds, Series 2006A:
            120      5.000%, 9/01/26                                                 9/16 at 100.00           N/R           104,942
            275      5.125%, 9/01/36                                                 9/16 at 100.00           N/R           226,418
            470   Los Angeles Community Redevelopment Agency, California,            9/15 at 100.00            A2           397,131
                     Lease Revenue Bonds, Manchester Social Services Project,
                     Series 2005, 5.000%, 9/01/37 - AMBAC Insured
                  Modesto Schools Infrastructure Financing Agency, Stanislaus
                  County, California, Special Tax Revenue Bonds, Series 2004:
          1,375      5.250%, 9/01/25 - AMBAC Insured                                 9/14 at 100.00           N/R         1,203,111
          1,500      5.250%, 9/01/26 - AMBAC Insured                                 9/14 at 100.00           N/R         1,300,440
         10,900   Ontario Redevelopment Financing Authority, San Bernardino            No Opt. Call             A        12,549,931
                     County, California, Revenue Refunding Bonds,
                     Redevelopment Project 1, Series 1995, 7.400%, 8/01/25 -
                     NPFG Insured
          1,000   Ontario, California, Special Tax Bonds, Community                  9/09 at 100.00           N/R           954,860
                     Facilities District 5, Freeway Interchange Project,
                     Series 1997, 6.375%, 9/01/17
          1,065   Panama-Buena Vista Union School District, California,              9/16 at 100.00             A         1,083,680
                     Certificates of Participation, School Construction
                     Project, Series 2006, 5.000%, 9/01/22 - NPFG Insured

30 Nuveen Investments

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  TAX OBLIGATION/LIMITED (continued)
$           225   Rialto Redevelopment Agency, California, Tax Allocation            9/15 at 100.00            A-   $       186,581
                     Bonds, Merged Project Area, Series 2005A, 5.000%,
                     9/01/35 - SYNCORA GTY Insured
            280   Roseville, California, Certificates of Participation, Public       8/13 at 100.00           AA-           262,161
                     Facilities, Series 2003A, 5.000%, 8/01/25 - AMBAC Insured
          2,500   Sacramento City Financing Authority, California, Lease               No Opt. Call             A         2,518,150
                     Revenue Refunding Bonds, Series 1993A, 5.400%, 11/01/20 -
                     AMBAC Insured
          2,255   San Bernardino County, California, Certificates of                 2/10 at 100.00          Baa1         2,250,761
                     Participation, Medical Center Financing Project, Series
                     1995, 5.500%, 8/01/22 - NPFG Insured
          1,200   San Jose Financing Authority, California, Lease Revenue            9/11 at 100.00           AA+         1,255,680
                     Refunding Bonds, Convention Center Project, Series 2001F,
                     5.000%, 9/01/20 - NPFG Insured
            485   San Mateo Union High School District, San Mateo County,           12/17 at 100.00           N/R           422,353
                     California, Certificates of Participation, Phase 1,
                     Series 2007A, 5.000%, 12/15/30 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
         27,715   Total Tax Obligation/Limited                                                                           28,521,479
------------------------------------------------------------------------------------------------------------------------------------
                  TRANSPORTATION - 25.4% (17.5% OF TOTAL INVESTMENTS)
          1,355   Bay Area Toll Authority, California, Revenue Bonds, San            4/18 at 100.00            AA         1,535,910
                     Francisco Bay Area Toll Bridge, Series 2008, Trust 3211,
                     13.298%, 4/01/39 (IF)
          4,000   Foothill/Eastern Transportation Corridor Agency, California,       1/14 at 101.00          BBB-         3,313,800
                     Toll Road Revenue Refunding Bonds, Series 1999, 5.875%,
                     1/15/29
          8,500   Long Beach, California, Harbor Revenue Bonds, Series 2000A,        5/10 at 101.00            AA         8,718,790
                     5.750%, 5/15/14 (Alternative Minimum Tax)
          5,210   Port of Oakland, California, Revenue Bonds, Series 2000K,          5/10 at 100.00            A1         5,184,940
                     5.750%, 11/01/29 - FGIC Insured
                  San Francisco Airports Commission, California, Revenue
                  Bonds, San Francisco International Airport, Second Series
                  2000, Issue 25:
          2,515      5.500%, 5/01/24 - FSA Insured (Alternative Minimum Tax)         5/10 at 101.00           AAA         2,531,498
          3,100      5.750%, 5/01/30 - FSA Insured (Alternative Minimum Tax)         5/10 at 101.00           AAA         3,125,575
          1,250   San Francisco Airports Commission, California, Revenue             5/10 at 101.00            A1         1,263,487
                     Bonds, San Francisco International Airport, Second Series
                     2000, Issue 26B, 5.000%, 5/01/21 - FGIC Insured
          2,465   San Francisco Airports Commission, California, Special             1/10 at 100.00           AAA         2,471,138
                     Facilities Lease Revenue Bonds, San Francisco
                     International Airport, SFO Fuel Company LLC, Series
                     2000A, 6.125%, 1/01/27 - FSA Insured (Alternative Minimum
                     Tax)
------------------------------------------------------------------------------------------------------------------------------------
         28,395   Total Transportation                                                                                   28,145,138
------------------------------------------------------------------------------------------------------------------------------------
                  U.S. GUARANTEED - 22.8% (15.6% OF TOTAL INVESTMENTS) (4)
            110   California County Tobacco Securitization Agency, Tobacco           6/10 at 100.00       N/R (4)           113,067
                     Settlement Asset-Backed Bonds, Sonoma County Tobacco
                     Funding Corporation, Series 2002B, 5.125%, 6/01/20
                     (Pre-refunded 6/01/10)
          3,000   California Department of Water Resources, Power Supply             5/12 at 101.00           Aaa         3,346,830
                     Revenue Bonds, Series 2002A, 5.125%, 5/01/18
                     (Pre-refunded 5/01/12)
             25   California Department of Water Resources, Water System            12/11 at 100.00           AAA            27,608
                     Revenue Bonds, Central Valley Project, Series 2001W,
                     5.500%, 12/01/15 (Pre-refunded 12/01/11)
             10   California Department of Water Resources, Water System               No Opt. Call           AAA            12,273
                     Revenue Bonds, Central Valley Project, Series 2002X,
                     5.500%, 12/01/17 - FGIC Insured (ETM)
          2,100   California, General Obligation Bonds, Series 2004, 5.250%,         4/14 at 100.00           AAA         2,421,342
                     4/01/34 (Pre-refunded 4/01/14)
          1,680   Golden State Tobacco Securitization Corporation, California,       6/13 at 100.00           AAA         1,876,812
                     Tobacco Settlement Asset-Backed Bonds, Series 2003A-1,
                     6.250%, 6/01/33 (Pre-refunded 6/01/13)
          5,000   Los Angeles Unified School District, California, General           7/10 at 100.00       AA- (4)         5,209,500
                     Obligation Bonds, Series 2000D, 5.375%, 7/01/25
                     (Pre-refunded 7/01/10) - FGIC Insured
          2,000   Monterey County, California, Certificates of Participation,        8/11 at 100.00        A3 (4)         2,161,640
                     Master Plan Financing, Series 2001, 5.000%, 8/01/21
                     (Pre-refunded 8/01/11) - MBIA Insured
            875   Orange County Water District, California, Revenue                  8/13 at 100.00           AAA           927,684
                     Certificates of Participation, Series 2003B, 5.000%,
                     8/15/34 - MBIA Insured (ETM)
          4,000   Pomona, California, GNMA/FHLMC Collateralized Single Family          No Opt. Call           AAA         5,313,880
                     Mortgage Revenue Refunding Bonds, Series 1990B, 7.500%,
                     8/01/23 (ETM)
             40   Port of Oakland, California, Revenue Bonds, Series 2000K,          5/10 at 100.00        A1 (4)            41,227
                     5.750%, 11/01/29 (Pre-refunded 5/01/10) - FGIC Insured
          1,875   Riverside Community College District, California, General          8/14 at 100.00       AA- (4)         2,185,837
                     Obligation Bonds, Series 2004A, 5.250%, 8/01/24
                     (Pre-refunded 8/01/14) - MBIA Insured

                                                           Nuveen Investments 31

    | Portfolio of Investments August 31, 2009 (Unaudited)

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  U.S. GUARANTEED (4) (continued)
$         1,530   University of California, Certificates of Participation, San       1/10 at 101.00       Aa1 (4)   $     1,569,734
                     Diego and Sacramento Campus Projects, Series 2002A,
                     5.250%, 1/01/20 (Pre-refunded 1/01/10)
------------------------------------------------------------------------------------------------------------------------------------
         22,245   Total U.S. Guaranteed                                                                                  25,207,434
------------------------------------------------------------------------------------------------------------------------------------
                  UTILITIES - 5.1% (3.5% OF TOTAL INVESTMENTS)
          1,500   California Pollution Control Financing Authority, Revenue          9/09 at 101.00            A1         1,504,215
                     Refunding Bonds, Southern California Edison Company,
                     Series 1999A, 5.450%, 9/01/29 - NPFG Insured
          2,815   California Statewide Community Development Authority,             12/09 at 100.00           N/R         2,472,780
                     Certificates of Participation Refunding, Rio Bravo Fresno
                     Project, Series 1999A, 6.500%, 12/01/18 (5)
          1,365   Long Beach Bond Finance Authority, California, Natural Gas           No Opt. Call             A         1,318,808
                     Purchase Revenue Bonds, Series 2007A, 5.500%, 11/15/37
            455   Merced Irrigation District, California, Electric System            9/15 at 100.00           N/R           381,845
                     Revenue Bonds, Series 2005, 5.125%, 9/01/31 - SYNCORA GTY
                     Insured
------------------------------------------------------------------------------------------------------------------------------------
          6,135   Total Utilities                                                                                         5,677,648
------------------------------------------------------------------------------------------------------------------------------------
                  WATER AND SEWER - 21.2% (14.6% OF TOTAL INVESTMENTS)
          1,020   California Department of Water Resources, Water System               No Opt. Call           AAA         1,214,290
                     Revenue Bonds, Central Valley Project, Series 2002X,
                     5.500%, 12/01/17 - FGIC Insured
          2,500   El Centro Financing Authority, California, Water Revenue          10/16 at 100.00           AAA         2,433,200
                     Bonds, Series 2006A, 4.750%, 10/01/31 - FSA Insured
            750   Fortuna Public Finance Authority, California, Water Revenue       10/16 at 100.00           AAA           752,633
                     Bonds, Series 2006, 5.000%, 10/01/36 - FSA Insured
          3,380   Orange County Sanitation District, California, Certificates        2/19 at 100.00           AAA         3,705,967
                     of Participation, Trust 11738, Series 2009, 17.272%,
                     2/01/35 (IF)
          3,500   Placerville Public Financing Authority, California,                9/16 at 100.00           N/R         2,923,270
                     Wastewater System Refinancing and Improvement Project
                     Revenue Bonds, Series 2006, 5.000%, 9/01/34 - SYNCORA GTY
                     Insured
            350   Sacramento County Sanitation District Financing Authority,         6/16 at 100.00            AA           354,372
                     California, Revenue Bonds, Series 2006, 5.000%,
                     12/01/31 - FGIC Insured
          2,000   San Francisco City and County Public Utilities Commission,         4/13 at 100.00            A+         2,073,160
                     California, Clean Water Revenue Refunding Bonds, Series
                     2003A, 5.250%, 10/01/20 - NPFG Insured
         10,000   Santa Maria, California, Subordinate Water and Wastewater          8/12 at 101.00           N/R        10,044,800
                     Revenue Certificates of Participation, Series 1997A,
                     5.550%, 8/01/27 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
         23,500   Total Water and Sewer                                                                                  23,501,692
------------------------------------------------------------------------------------------------------------------------------------
$       175,549   Total Investments (cost $164,195,374) - 145.5%                                                        161,192,164
==================------------------------------------------------------------------------------------------------------------------
                  Floating Rate Obligations - (3.9)%                                                                     (4,285,000)
                  ------------------------------------------------------------------------------------------------------------------
                  Other Assets Less Liabilities - 2.4%                                                                    2,633,727
                  ------------------------------------------------------------------------------------------------------------------
                  Preferred Shares, at Liquidation Value - (44.0)% (6)                                                  (48,775,000)
                  ------------------------------------------------------------------------------------------------------------------
                  Net Assets Applicable to Common Shares - 100%                                                     $   110,765,891
                  ==================================================================================================================

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings: Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

(4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5) This debt has been restructured to accommodate capital maintenance at the facility. Major highlights of the debt restructuring include the following: (1) the principal balance outstanding on and after December 1, 2007, shall accrue interest at a rate of 6.500% per annum commencing December 1, 2007; (2) the interest shall accrue but not be payable on June 1, 2008 or December 1, 2008, but shall instead be deferred and paid by the end of calendar year 2011; (3) no principal component shall be pre-payable from the Minimum Sinking Fund Account during calendar years 2008 and 2009 but such pre-payments shall recommence beginning in calendar year 2010 according to a revised schedule. Management believes that the restructuring is in the best interest of Fund shareholders and that it is more-likely-than-not that the borrower will fulfill its obligation. Consequently, the Fund continues to accrue interest on this obligation.

(6) Preferred Shares, at Liquidation Value as a percentage of Total Investments is 30.3%

N/R   Not rated.

(ETM) Escrowed to maturity.

(IF)  Inverse floating rate investment.

(UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140. See Notes to Financial Statements, Footnote 1 - Inverse Floating Rate Securities for more information.

                                 See accompanying notes to financial statements.

32 Nuveen Investments

NQC | Nuveen California Investment Quality Municipal Fund, Inc.
    | Portfolio of Investments August 31, 2009 (Unaudited)

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  CONSUMER STAPLES - 5.9% (3.8% OF TOTAL INVESTMENTS) California
                  County Tobacco Securitization Agency, Tobacco Settlement
                  Asset-Backed Bonds, Sonoma County Tobacco Securitization
                  Corporation, Series 2005:
$           585      4.250%, 6/01/21                                                 6/15 at 100.00           BBB   $       534,433
          3,500      5.250%, 6/01/45                                                 6/15 at 100.00           BBB         2,473,345
          2,000   Golden State Tobacco Securitization Corporation, California,       6/17 at 100.00           BBB         1,560,020
                     Enhanced Tobacco Settlement Asset-Backed Bonds, Series
                     2007A-1, 5.750%, 6/01/47
          6,740   Golden State Tobacco Securitization Corporation, California,       6/22 at 100.00           BBB         3,550,632
                     Enhanced Tobacco Settlement Asset-Backed Bonds, Series
                     2007A-2, 0.000%, 6/01/37
          3,500   Tobacco Securitization Authority of Northern California,           6/15 at 100.00           BBB         2,711,240
                     Tobacco Settlement Asset-Backed Bonds, Series 2005A-1,
                     5.375%, 6/01/38
------------------------------------------------------------------------------------------------------------------------------------
         16,325   Total Consumer Staples                                                                                 10,829,670
------------------------------------------------------------------------------------------------------------------------------------
                  EDUCATION AND CIVIC ORGANIZATIONS - 15.6% (10.0% OF TOTAL
                     INVESTMENTS)
          3,000   California Educational Facilities Authority, Revenue Bonds,       12/16 at 100.00          Baa3         2,212,170
                     Dominican University, Series 2006, 5.000%, 12/01/36
          2,000   California Educational Facilities Authority, Revenue Bonds,       10/15 at 100.00           Aa3         2,053,700
                     Occidental College, Series 2005A, 5.000%, 10/01/27 - NPFG
                     Insured
            170   California Educational Facilities Authority, Revenue Bonds,       10/15 at 100.00            A3           157,626
                     University of Redlands, Series 2005A, 5.000%, 10/01/35
            930   California Educational Facilities Authority, Revenue Bonds,       11/10 at 100.00            A2           934,594
                     University of the Pacific, Series 2000, 5.750%,
                     11/01/30 - NPFG Insured
                  California Educational Facilities Authority, Revenue Bonds,
                  University of the Pacific, Series 2006:
            120      5.000%, 11/01/21                                               11/15 at 100.00            A2           120,878
            160      5.000%, 11/01/25                                               11/15 at 100.00            A2           154,989
          6,000   California State Public Works Board, Lease Revenue Bonds,         10/09 at 100.00            A1         5,999,700
                     California State University Projects, Series 1997C,
                     5.400%, 10/01/22
          2,798   California State Public Works Board, Lease Revenue Bonds,          3/18 at 100.00           Aa2         2,767,502
                     University of California Regents, Trust 1065, 9.041%,
                     3/01/33 (IF)
          2,500   Long Beach Bond Financing Authority, California, Lease            11/11 at 101.00           BBB         2,213,850
                     Revenue Refunding Bonds, Long Beach Aquarium of the South
                     Pacific, Series 2001, 5.250%, 11/01/30 - AMBAC Insured
                  University of California, Revenue Bonds, Multi-Purpose
                  Projects, Series 2003A:
          4,270      5.125%, 5/15/16 - AMBAC Insured (UB)                            5/13 at 100.00            AA         4,624,453
          3,000      5.125%, 5/15/17 - AMBAC Insured (UB)                            5/13 at 100.00            AA         3,220,560
          1,060      5.000%, 5/15/24 - AMBAC Insured (UB)                            5/13 at 100.00            AA         1,092,902
          3,000      5.000%, 5/15/33 - AMBAC Insured (UB)                            5/13 at 100.00            AA         3,024,990
------------------------------------------------------------------------------------------------------------------------------------
         29,008   Total Education and Civic Organizations                                                                28,577,914
------------------------------------------------------------------------------------------------------------------------------------
                  HEALTH CARE - 12.8% (8.1% OF TOTAL INVESTMENTS)
          3,000   California Health Facilities Financing Authority, Revenue          7/14 at 100.00             A         2,976,480
                     Bonds, Catholic Healthcare West, Series 2004G, 5.250%,
                     7/01/23
                  California Health Facilities Financing Authority, Revenue
                  Bonds, Kaiser Permanante System, Series 2006:
            390      5.000%, 4/01/37                                                 4/16 at 100.00            A+           347,299
          2,355      5.250%, 3/01/45                                                 3/16 at 100.00            A+         2,184,262
          7,765   California Health Facilities Financing Authority, Revenue         11/16 at 100.00           Aa3         7,008,223
                     Bonds, Sutter Health, Series 2007A, 5.250%, 11/15/46 (UB)
          1,750   California Municipal Financing Authority, Certificates of          2/17 at 100.00          Baa2         1,370,407
                     Participation, Community Hospitals of Central California,
                     Series 2007, 5.250%, 2/01/46
            948   California Statewide Communities Development Authority,            7/18 at 100.00           AAA           948,561
                     Revenue Bonds, Saint Joseph Health System, Trust 2554,
                     18.134%, 7/01/47 - FSA Insured (IF)
          1,245   California Statewide Community Development Authority,              3/16 at 100.00            A+         1,109,843
                     Revenue Bonds, Kaiser Permanante System, Series 2006,
                     5.000%, 3/01/41

                                                           Nuveen Investments 33

    | Portfolio of Investments August 31, 2009 (Unaudited)

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  HEALTH CARE (continued)
$         1,840   California Statewide Community Development Authority,              8/16 at 100.00            A+   $     1,781,746
                     Revenue Bonds, Kaiser Permanente System, Series 2001C,
                     5.250%, 8/01/31
          4,270   California Statewide Community Development Authority,             11/15 at 100.00           Aa3         3,699,571
                     Revenue Bonds, Sutter Health, Series 2005A, 5.000%,
                     11/15/43
          1,785   Loma Linda, California, Hospital Revenue Bonds, Loma Linda        12/17 at 100.00           BBB         1,868,592
                     University Medical Center, Series 2008A, 8.250%, 12/01/38
------------------------------------------------------------------------------------------------------------------------------------
         25,348   Total Health Care                                                                                      23,294,984
------------------------------------------------------------------------------------------------------------------------------------
                  HOUSING/SINGLE FAMILY - 1.3% (0.8% OF TOTAL INVESTMENTS)
            385   California Housing Finance Agency, Home Mortgage Revenue           2/16 at 100.00           AA-           389,543
                     Bonds, Series 2006H, 5.750%, 8/01/30 - FGIC Insured
                     (Alternative Minimum Tax)
          1,985   California Housing Finance Agency, Home Mortgage Revenue           2/16 at 100.00           AA-         1,959,453
                     Bonds, Series 2006K, 5.500%, 2/01/42 (Alternative Minimum
                     Tax)
------------------------------------------------------------------------------------------------------------------------------------
          2,370   Total Housing/Single Family                                                                             2,348,996
------------------------------------------------------------------------------------------------------------------------------------
                  INDUSTRIALS - 0.6% (0.4% OF TOTAL INVESTMENTS)
          1,250   California Pollution Control Financing Authority, Solid            1/16 at 102.00           BBB         1,152,200
                     Waste Disposal Revenue Bonds, Waste Management Inc.,
                     Series 2002A, 5.000%, 1/01/22 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                  LONG-TERM CARE - 3.0% (1.9% OF TOTAL INVESTMENTS)
          4,750   California Statewide Communities Development Authority,           12/17 at 100.00           Ba1         3,428,075
                     Revenue Bonds, Inland Regional Center Project, Series
                     2007, 5.375%, 12/01/37
          2,190   California Statewide Community Development Authority,             10/09 at 101.00           BBB         2,107,459
                     Certificates of Participation, Internext Group, Series
                     1999, 5.375%, 4/01/17
------------------------------------------------------------------------------------------------------------------------------------
          6,940   Total Long-Term Care                                                                                    5,535,534
------------------------------------------------------------------------------------------------------------------------------------
                  TAX OBLIGATION/GENERAL - 10.0% (6.3% OF TOTAL INVESTMENTS)
         10,060   Los Angeles, California, General Obligation Bonds, Series          9/11 at 100.00            AA        10,631,710
                     2001A, 5.000%, 9/01/21
          3,250   Puerto Rico, General Obligation and Public Improvement               No Opt. Call             A         3,284,092
                     Bonds, Series 2001A, 5.500%, 7/01/20 - NPFG Insured
             20   Riverside Community College District, California, General          8/14 at 100.00           AA-            21,942
                     Obligation Bonds, Series 2004A, 5.250%, 8/01/21 - NPFG
                     Insured
            345   Roseville Joint Union High School District, Placer County,         8/15 at 100.00           AA-           354,222
                     California, General Obligation Bonds, Series 2006B,
                     5.000%, 8/01/27 - FGIC Insured
          3,500   San Diego Unified School District, San Diego County,               7/13 at 101.00           AAA         3,914,190
                     California, General Obligation Bonds, Series 2003E,
                     5.250%, 7/01/24 - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
         17,175   Total Tax Obligation/General                                                                           18,206,156
------------------------------------------------------------------------------------------------------------------------------------
                  TAX OBLIGATION/LIMITED - 42.2% (26.9% OF TOTAL INVESTMENTS)
          3,000   California State Public Works Board, Lease Revenue Bonds,          6/14 at 100.00            A-         3,063,120
                     Department of Mental Health, Coalinga State Hospital,
                     Series 2004A, 5.500%, 6/01/20
          3,000   California State Public Works Board, Lease Revenue Bonds,         12/11 at 102.00            A-         2,944,830
                     Department of Mental Health, Hospital Addition, Series
                     2001A, 5.000%, 12/01/21 - AMBAC Insured
          2,350   California, Economic Recovery Revenue Bonds, Series 2004A,         7/14 at 100.00             A         2,558,797
                     5.000%, 7/01/15
            425   Capistrano Unified School District, Orange County,                 9/15 at 100.00             A           393,252
                     California, Special Tax Bonds, Community Facilities
                     District, Series 2005, 5.000%, 9/01/24 - FGIC Insured
          1,595   Fontana Public Financing Authority, California, Tax                9/11 at 101.00            A+         1,520,147
                     Allocation Revenue Bonds, North Fontana Redevelopment
                     Project, Series 2003A, 5.375%, 9/01/25 - AMBAC Insured
                  Golden State Tobacco Securitization Corporation, California,
                  Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A,
                  Trust 2215-1:
          1,175      13.090%, 6/01/38 - FGIC Insured (IF)                            6/15 at 100.00            A-           621,904
            825      13.090%, 6/01/45 - FGIC Insured (IF)                            6/15 at 100.00            A-           371,316
         10,455   Golden State Tobacco Securitization Corporation, California,       6/15 at 100.00            A-         9,017,333
                     Tobacco Settlement Asset-Backed Revenue Bonds, Series
                     2005A, 5.000%, 6/01/45 - AMBAC Insured
          1,770   Hawthorne Community Redevelopment Agency, California,              9/16 at 100.00            A-         1,605,779
                     Project Area 2 Tax Allocation Bonds, Series 2006, 5.000%,
                     9/01/26 - SYNCORA GTY Insured

34 Nuveen Investments

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  TAX OBLIGATION/LIMITED (continued)
$         3,840   Hesperia Community Redevelopment Agency, California, Tax           9/15 at 100.00          Baa1  $      2,896,666
                     Allocation Bonds, Series 2005A, 5.000%, 9/01/35 - SYNCORA
                     GTY Insured
                  Irvine, California, Unified School District, Community
                  Facilities District Special Tax Bonds, Series 2006A:
            195      5.000%, 9/01/26                                                 9/16 at 100.00           N/R           170,531
            445      5.125%, 9/01/36                                                 9/16 at 100.00           N/R           366,386
            770   Los Angeles Community Redevelopment Agency, California,            9/15 at 100.00            A2           650,619
                     Lease Revenue Bonds, Manchester Social Services Project,
                     Series 2005, 5.000%, 9/01/37 - AMBAC Insured
         10,000   Los Angeles County Public Works Financing Authority,               9/16 at 100.00             A         8,854,100
                     California, Lease Revenue Bonds, Series 2006B, 5.000%,
                     9/01/31 - FGIC Insured
          4,130   Manteca Unified School District, San Joaquin County,               9/11 at 101.00             A         4,212,765
                     California, Special Tax Bonds, Community Facilities
                     District 89-2, Series 2001C, 5.000%, 9/01/23 - NPFG
                     Insured
          3,890   Ontario Redevelopment Financing Authority, California, Lease       8/11 at 101.00            A+         4,044,433
                     Revenue Bonds, Capital Projects, Series 2001, 5.000%,
                     8/01/21 - AMBAC Insured
          3,600   Ontario Redevelopment Financing Authority, San Bernardino            No Opt. Call             A         4,144,932
                     County, California, Revenue Refunding Bonds,
                     Redevelopment Project 1, Series 1995, 7.400%, 8/01/25 -
                     NPFG Insured
          1,685   Ontario, California, Special Tax Bonds, Community Facilities       9/09 at 100.00           N/R         1,608,939
                     District 5, Freeway Interchange Project, Series 1997,
                     6.375%, 9/01/17
          1,500   Orange County, California, Special Tax Bonds, Community            8/12 at 101.00           N/R         1,333,875
                     Facilities District 03-1 of Ladera Ranch, Series 2004A,
                     5.625%, 8/15/34
          1,000   Paramount Redevelopment Agency, California, Tax Allocation         8/13 at 100.00             A           929,680
                     Bonds, Redevelopment Project Area 1, Series 2003, 5.000%,
                     8/01/23 - NPFG Insured
            370   Rialto Redevelopment Agency, California, Tax Allocation            9/15 at 100.00            A-           306,822
                     Bonds, Merged Project Area, Series 2005A, 5.000%,
                     9/01/35 - SYNCORA GTY Insured
          2,000   Rohnert Park Community Development Commission, California,         8/17 at 100.00             A         1,637,760
                     Redevelopment Project Tax Allocation Bonds, Series 2007R,
                     5.000%, 8/01/37 - FGIC Insured
            460   Roseville, California, Certificates of Participation, Public       8/13 at 100.00           AA-           430,693
                     Facilities, Series 2003A, 5.000%, 8/01/25 - AMBAC Insured
          4,000   Sacramento City Financing Authority, California, Lease               No Opt. Call             A         4,029,040
                     Revenue Refunding Bonds, Series 1993A, 5.400%, 11/01/20 -
                     AMBAC Insured
          2,000   San Jose Financing Authority, California, Lease Revenue            6/12 at 100.00           AA+         2,128,620
                     Refunding Bonds, Civic Center Project, Series 2002B,
                     5.250%, 6/01/19 - AMBAC Insured
          3,535   San Jose Financing Authority, California, Lease Revenue            9/11 at 100.00           AA+         3,699,024
                     Refunding Bonds, Convention Center Project, Series 2001F,
                     5.000%, 9/01/20 - NPFG Insured
          6,000   San Ramon Public Financing Authority, California, Tax              2/16 at 100.00            A-         4,899,600
                     Allocation Revenue Bonds, Series 2006A, 5.000%, 2/01/38 -
                     AMBAC Insured
          2,840   Santa Clara Redevelopment Agency, California, Tax Allocation       6/13 at 100.00             A         2,674,740
                     Bonds, Bayshore North Project, Series 2003, 5.000%,
                     6/01/23 - NPFG Insured
          5,250   Santa Cruz County Redevelopment Agency, California,                9/10 at 102.00             A         4,935,945
                     Subordinate Lien Tax Allocation Bonds, Live Oak and
                     Soquel Community Improvement Projects, Series 2000,
                     5.250%, 9/01/25 - AMBAC Insured
          1,265   Washington Unified School District, Yolo County, California,       8/17 at 100.00          BBB+         1,128,380
                     Certificates of Participation, Series 2007, 5.125%,
                     8/01/37 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
         83,370   Total Tax Obligation/Limited                                                                           77,180,028
------------------------------------------------------------------------------------------------------------------------------------
                  TRANSPORTATION - 30.7% (19.5% OF TOTAL INVESTMENTS)
         13,000   Alameda Corridor Transportation Authority, California,            10/09 at 101.00             A        13,004,550
                     Senior Lien Revenue Bonds, Series 1999A, 5.000%, 10/01/29
                     - NPFG Insured
          2,080   Bay Area Toll Authority, California, Revenue Bonds, San            4/16 at 100.00            AA         2,123,160
                     Francisco Bay Area Toll Bridge, Series 2006F, 5.000%,
                     4/01/31 (UB)
          1,325   Bay Area Toll Authority, California, Revenue Bonds, San            4/18 at 100.00            AA         1,501,905
                     Francisco Bay Area Toll Bridge, Series 2008, Trust 3211,
                     13.298%, 4/01/39 (IF)
          6,500   Foothill/Eastern Transportation Corridor Agency, California,       1/14 at 101.00          BBB-         5,384,925
                     Toll Road Revenue Refunding Bonds, Series 1999, 5.875%,
                     1/15/29

                                                           Nuveen Investments 35

    | Portfolio of Investments August 31, 2009 (Unaudited)

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  TRANSPORTATION (continued)
$         9,980   Long Beach, California, Harbor Revenue Bonds, Series 2000A,        5/10 at 101.00            AA  $     10,028,802
                     5.500%, 5/15/25 (Alternative Minimum Tax)
          8,930   Port of Oakland, California, Revenue Bonds, Series 2000K,          5/10 at 100.00            A1         8,887,047
                     5.750%, 11/01/29 - FGIC Insured
         15,000   San Francisco Airports Commission, California, Revenue             5/10 at 101.00           AAA        15,123,747
                     Bonds, San Francisco International Airport, Second Series
                     2000, Issue 24A, 5.750%, 5/01/30 - FSA Insured
                     (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
         56,815   Total Transportation                                                                                   56,054,136
------------------------------------------------------------------------------------------------------------------------------------
                  U.S. GUARANTEED - 22.7% (14.5% OF TOTAL INVESTMENTS) (4)
          6,000   California Department of Water Resources, Power Supply             5/12 at 101.00           Aaa         6,693,660
                     Revenue Bonds, Series 2002A, 5.125%, 5/01/18
                     (Pre-refunded 5/01/12)
             30   California Department of Water Resources, Water System            12/11 at 100.00       Aa2 (4)            33,129
                     Revenue Bonds, Central Valley Project, Series 2001W,
                     5.500%, 12/01/16 (Pre-refunded 12/01/11)
          2,070   California Educational Facilities Authority, Revenue Bonds,       11/10 at 100.00        A2 (4)         2,197,098
                     University of the Pacific, Series 2000, 5.750%, 11/01/30
                     (Pre-refunded 11/01/10) - MBIA Insured
          2,110   California Health Facilities Financing Authority, Revenue         10/09 at 100.50           AAA         2,138,168
                     Bonds, Kaiser Permanente System, Series 1998B, 5.250%,
                     10/01/12 (ETM)
          3,145   California, General Obligation Bonds, Series 2004, 5.250%,         4/14 at 100.00           AAA         3,626,248
                     4/01/34 (Pre-refunded 4/01/14)
          5,300   California, Various Purpose General Obligation Bonds, Series       3/10 at 101.00           AAA         5,490,959
                     2000, 5.750%, 3/01/27 (Pre-refunded 3/01/10) - NPFG
                     Insured
          2,000   Daly City Housing Development Finance Agency, California,         12/13 at 102.00       N/R (4)         2,379,040
                     Mobile Home Park Revenue Bonds, Franciscan Mobile Home
                     Park Project, Series 2002A, 5.850%, 12/15/32
                     (Pre-refunded 12/15/13)
            690   Los Angeles Community Redevelopment Agency, California, Tax        1/10 at 100.00       BBB (4)           696,762
                     Allocation Refunding Bonds, Central Business District
                     Redevelopment Project, Series 1987G, 6.750%, 7/01/10 (ETM)
                  Los Angeles County Metropolitan Transportation Authority,
                  California, Proposition C Second Senior Lien Sales Tax Revenue
                  Bonds, Series 2000A:
          8,005      5.250%, 7/01/25 (Pre-refunded 7/01/10) - FGIC Insured           7/10 at 101.00        AA (4)         8,411,894
          1,500      5.250%, 7/01/30 (Pre-refunded 7/01/10) - FGIC Insured           7/10 at 101.00        AA (4)         1,576,245
          2,285   Moreno Valley Unified School District, Riverside County,           8/14 at 100.00           AAA         2,667,326
                     California, General Obligation Bonds, Series 2004A,
                     5.250%, 8/01/24 (Pre-refunded 8/01/14) - FSA Insured
             70   Port of Oakland, California, Revenue Bonds, Series 2000K,          5/10 at 100.00        A1 (4)            72,147
                     5.750%, 11/01/29 (Pre-refunded 5/01/10) - FGIC Insured
          4,000   Puerto Rico Highway and Transportation Authority, Highway          7/12 at 100.00           AAA         4,443,040
                     Revenue Bonds, Series 2002D, 5.375%, 7/01/36
                     (Pre-refunded 7/01/12)
          1,000   Tobacco Securitization Authority of Southern California,           6/12 at 100.00           AAA         1,111,780
                     Tobacco Settlement Asset-Backed Bonds, San Diego County
                     Tobacco Asset Securitization Corporation, Senior Series
                     2001A, 5.500%, 6/01/36 (Pre-refunded 6/01/12)
------------------------------------------------------------------------------------------------------------------------------------
         38,205   Total U.S. Guaranteed                                                                                  41,537,496
------------------------------------------------------------------------------------------------------------------------------------
                  UTILITIES - 3.4% (2.1% OF TOTAL INVESTMENTS)
          2,250   Long Beach Bond Finance Authority, California, Natural Gas           No Opt. Call             A         2,173,860
                     Purchase Revenue Bonds, Series 2007A, 5.500%, 11/15/37
            740   Merced Irrigation District, California, Electric System            9/15 at 100.00           N/R           621,023
                     Revenue Bonds, Series 2005, 5.125%, 9/01/31 - SYNCORA GTY
                     Insured
          3,210   Turlock Irrigation District, California, Electric Revenue          1/13 at 100.00            A+         3,359,072
                     Bonds, Series 2003A, 5.000%, 1/01/16 - NPFG Insured
------------------------------------------------------------------------------------------------------------------------------------
          6,200   Total Utilities                                                                                         6,153,955
------------------------------------------------------------------------------------------------------------------------------------
                  WATER AND SEWER - 7.6% (4.8% OF TOTAL INVESTMENTS)
          3,300   California Department of Water Resources, Water System            12/11 at 100.00           AAA         3,582,909
                     Revenue Bonds, Central Valley Project, Series 2001W,
                     5.500%, 12/01/16
            520   Healdsburg Public Financing Authority, California,                 4/16 at 100.00           AA-           497,156
                     Wastewater Revenue Bonds, Series 2006, 5.000%, 4/01/36 -
                     NPFG Insured
          1,500   Los Angeles Department of Water and Power, California,             7/14 at 100.00            AA         1,612,965
                     Waterworks Revenue Bonds, Series 2004C, 5.250%, 7/01/19 -
                     NPFG Insured
          3,015   Oxnard Financing Authority, California, Wastewater Revenue         6/13 at 100.00            A+         3,292,591
                     Bonds, Series 2003, 5.000%, 6/01/17 - FGIC Insured

36 Nuveen Investments

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  WATER AND SEWER (continued)
$         1,310   San Elijo Joint Powers Authority, San Diego County,                3/12 at 101.00           AAA   $     1,416,660
                     California, Revenue Refunding Bonds, San Elijo Wastewater
                     Facilities, Series 2003, 5.000%, 3/01/17 - FSA Insured
          3,430   Westlands Water District, California, Revenue Certificates         9/12 at 101.00            A+         3,486,835
                     of Participation, Series 2002, 5.250%, 9/01/22 - NPFG
                     Insured
------------------------------------------------------------------------------------------------------------------------------------
         13,075   Total Water and Sewer                                                                                  13,889,116
------------------------------------------------------------------------------------------------------------------------------------
$       296,081   Total Long-Term Investments (cost $290,526,067) - 155.8%                                              284,760,185
==================------------------------------------------------------------------------------------------------------------------
                  SHORT-TERM INVESTMENTS - 1.4% (0.9% OF TOTAL INVESTMENTS)
                  WATER AND SEWER - 1.4% (0.9% OF TOTAL INVESTMENTS)
$         2,495   Metropolitan Water District of Southern California, Water         11/09 at 100.00           A-1         2,495,000
                     Revenue Bonds, Variable Rate Demand Obligations, Series
                     2008A-1, 0.240%, 7/01/37 (5)
==================------------------------------------------------------------------------------------------------------------------
                  Total Short-Term Investments (cost $2,495,000)                                                          2,495,000
                  ------------------------------------------------------------------------------------------------------------------
                  Total Investments (cost $293,021,067) - 157.2%                                                        287,255,185
                  ------------------------------------------------------------------------------------------------------------------
                  Floating Rate Obligations - (7.8)%                                                                    (14,230,000)
                  ------------------------------------------------------------------------------------------------------------------
                  Other Assets Less Liabilities - 2.6%                                                                    4,582,081
                  ------------------------------------------------------------------------------------------------------------------
                  Preferred Shares, at Liquidation Value - (52.0)% (6)                                                  (94,925,000)
                  ------------------------------------------------------------------------------------------------------------------
                  Net Assets Applicable to Common Shares - 100%                                                     $   182,682,266
                  ==================================================================================================================

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings: Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

(4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5) Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

(6) Preferred shares, at Liquidation Value as a percentage of Total Investments is 33.0%.

N/R   Not rated.

(ETM) Escrowed to maturity.

(IF)  Inverse floating rate investment.

(UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140. See Notes to Financial Statements, Footnote 1 - Inverse Floating Rate Securities for more information.

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 37

NVC | Nuveen California Select Quality Municipal Fund, Inc.
    | Portfolio of Investments August 31, 2009 (Unaudited)

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  CONSUMER STAPLES - 6.7% (4.4% OF TOTAL INVESTMENTS)
$         1,000   California County Tobacco Securitization Agency, Tobacco           6/15 at 100.00           BBB   $       913,560
                     Settlement Asset-Backed Bonds, Sonoma County Tobacco
                     Securitization Corporation, Series 2005, 4.250%, 6/01/21
          4,510   California County Tobacco Securitization Agency, Tobacco           6/12 at 100.00          Baa3         3,587,164
                     Settlement Asset-Backed Bonds, Stanislaus County Tobacco
                     Funding Corporation, Series 2002A, 5.500%, 6/01/33
          6,000   Golden State Tobacco Securitization Corporation, California,       6/17 at 100.00           BBB         4,680,060
                     Enhanced Tobacco Settlement Asset-Backed Bonds, Series
                     2007A-1, 5.750%, 6/01/47
         22,915   Golden State Tobacco Securitization Corporation, California,       6/22 at 100.00           BBB        12,071,621
                     Enhanced Tobacco Settlement Asset-Backed Bonds, Series
                     2007A-2, 0.000%, 6/01/37
------------------------------------------------------------------------------------------------------------------------------------
         34,425   Total Consumer Staples                                                                                 21,252,405
------------------------------------------------------------------------------------------------------------------------------------
                  EDUCATION AND CIVIC ORGANIZATIONS - 5.1% (3.3% OF TOTAL
                     INVESTMENTS)
            290   California Educational Facilities Authority, Revenue Bonds,       10/15 at 100.00            A3           268,891
                     University of Redlands, Series 2005A, 5.000%, 10/01/35
            535   California Educational Facilities Authority, Revenue Bonds,       10/18 at 100.00           AA+           586,713
                     University of Southern California, Tender Option Bond
                     Trust 09-11B, 16.819%, 10/01/38 (IF)
                  California Educational Facilities Authority, Revenue Bonds,
                  University of the Pacific, Series 2006:
            200      5.000%, 11/01/21                                               11/15 at 100.00            A2           201,464
            270      5.000%, 11/01/25                                               11/15 at 100.00            A2           261,544
          1,595   California Infrastructure Economic Development Bank, Revenue      10/12 at 100.00           Aa3         1,617,378
                     Bonds, Claremont University Consortium, Series 2003,
                     5.125%, 10/01/24
          1,740   California Infrastructure Economic Development Bond Bank,          7/15 at 100.00           Aa3         1,814,002
                     Revenue Bonds, Scripps Research Institute, Series 2005A,
                     5.000%, 7/01/24
          4,787   California State Public Works Board, Lease Revenue Bonds,          3/18 at 100.00           AA-         4,734,822
                     University of California Regents, Trust 1065, 9.041%,
                     3/01/33 (IF)
          1,385   California State University, Systemwide Revenue Bonds,            11/15 at 100.00           Aa3         1,401,024
                     Series 2005C, 5.000%, 11/01/27 - NPFG Insured
          5,000   University of California, Revenue Bonds, Multi-Purpose             5/13 at 100.00            AA         5,041,650
                     Projects, Series 2003A, 5.000%, 5/15/33 - AMBAC Insured
                     (UB)
------------------------------------------------------------------------------------------------------------------------------------
         15,802   Total Education and Civic Organizations                                                                15,927,488
------------------------------------------------------------------------------------------------------------------------------------
                  HEALTH CARE - 20.2% (13.1% OF TOTAL INVESTMENTS)
          1,750   ABAG Finance Authority for Non-Profit Corporations,                4/12 at 100.00             A         1,759,642
                     California, Cal-Mortgage Insured Revenue Bonds,
                     Sansum-Santa Barbara Medical Foundation Clinic, Series
                     2002A, 5.500%, 4/01/21
            545   California Health Facilities Financing Authority, Insured          1/10 at 100.00            A2           540,744
                     Health Facility Revenue Refunding Bonds, Catholic
                     Healthcare West, Series 1994A, 4.750%, 7/01/19 - NPFG
                     Insured
            675   California Health Facilities Financing Authority, Revenue          4/16 at 100.00            A+           601,094
                     Bonds, Kaiser Permanante System, Series 2006, 5.000%,
                     4/01/37
         15,145   California Health Facilities Financing Authority, Revenue         11/16 at 100.00           Aa3        13,668,968
                     Bonds, Sutter Health, Series 2007A, 5.250%, 11/15/46 (UB)
          4,200   California Statewide Communities Development Authority,            3/15 at 100.00             A         3,674,790
                     Revenue Bonds, Adventist Health System West, Series
                     2005A, 5.000%, 3/01/35
          1,621   California Statewide Communities Development Authority,            7/18 at 100.00           AAA         1,622,815
                     Revenue Bonds, Saint Joseph Health System, Trust 2554,
                     18.134%, 7/01/47 - FSA Insured (IF)
         10,000   California Statewide Community Development Authority,              7/15 at 100.00           BBB         7,578,900
                     Revenue Bonds, Daughters of Charity Health System, Series
                     2005A, 5.000%, 7/01/39
          9,435   California Statewide Community Development Authority,              3/16 at 100.00            A+         8,410,736
                     Revenue Bonds, Kaiser Permanante System, Series 2006,
                     5.000%, 3/01/41
          3,140   California Statewide Community Development Authority,              8/16 at 100.00            A+         3,040,588
                     Revenue Bonds, Kaiser Permanente System, Series 2001C,
                     5.250%, 8/01/31
          1,355   California Statewide Community Development Authority,                No Opt. Call             A         1,333,184
                     Revenue Bonds, Sherman Oaks Health System, Series 1998A,
                     5.000%, 8/01/22 - AMBAC Insured

38 Nuveen Investments

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  HEALTH CARE (continued)
$         5,475   California Statewide Community Development Authority,             11/16 at 100.00           Aa3   $     3,699,239
                     Revenue Bonds, Sutter Health, Tender Option Bond Trust
                     3046, 12.220%, 11/15/46 (IF)
          3,100   Loma Linda, California, Hospital Revenue Bonds, Loma Linda        12/17 at 100.00           BBB         3,245,173
                     University Medical Center, Series 2008A, 8.250%, 12/01/38
          6,000   Madera County, California, Certificates of Participation,          9/09 at 100.00             A         5,736,540
                     Valley Children's Hospital Project, Series 1995, 5.750%,
                     3/15/28 - NPFG Insured
          9,655   Rancho Mirage Joint Powers Financing Authority, California,        7/17 at 100.00            A3         8,665,459
                     Revenue Bonds, Eisenhower Medical Center, Series 2007A,
                     5.000%, 7/01/38
------------------------------------------------------------------------------------------------------------------------------------
         72,096   Total Health Care                                                                                      63,577,872
------------------------------------------------------------------------------------------------------------------------------------
                  HOUSING/MULTIFAMILY - 1.6% (1.0% OF TOTAL INVESTMENTS)
          1,000   Independent Cities Lease Finance Authority, California,           11/14 at 100.00           N/R           798,220
                     Revenue Bonds, Morgan Hill, Hacienda Valley Mobile Home
                     Park, Series 2004A, 5.950%, 11/15/39
          4,750   Montclair Redevelopment Agency, California, Revenue Bonds,        12/10 at 102.00           N/R         4,131,502
                     Monterey Manor Mobile Home Estates Project, Series 2000,
                     6.400%, 12/15/30
------------------------------------------------------------------------------------------------------------------------------------
          5,750   Total Housing/Multifamily                                                                               4,929,722
------------------------------------------------------------------------------------------------------------------------------------
                  HOUSING/SINGLE FAMILY - 0.2% (0.1% OF TOTAL INVESTMENTS)
            670   California Housing Finance Agency, Home Mortgage Revenue           2/16 at 100.00           AA-           677,906
                     Bonds, Series 2006H, 5.750%, 8/01/30 - FGIC Insured
                     (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                  INDUSTRIALS - 1.8% (1.2% OF TOTAL INVESTMENTS)
          4,055   California Pollution Control Financing Authority, Solid              No Opt. Call           BBB         3,937,162
                     Waste Disposal Revenue Bonds, Republic Services Inc.,
                     Series 2002C, 5.250%, 6/01/23 (Mandatory put 12/01/17)
                     (Alternative Minimum Tax)
          2,000   California Pollution Control Financing Authority, Solid            1/16 at 102.00           BBB         1,843,520
                     Waste Disposal Revenue Bonds, Waste Management Inc.,
                     Series 2002A, 5.000%, 1/01/22 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
          6,055   Total Industrials                                                                                       5,780,682
------------------------------------------------------------------------------------------------------------------------------------
                  LONG-TERM CARE - 1.0% (0.7% OF TOTAL INVESTMENTS)
                  California Statewide Communities Development Authority,
                  Revenue Bonds, Inland Regional Center Project, Series 2007:
            460      5.250%, 12/01/27                                               12/17 at 100.00           Ba1           359,283
          4,000      5.375%, 12/01/37                                               12/17 at 100.00           Ba1         2,886,800
------------------------------------------------------------------------------------------------------------------------------------
          4,460   Total Long-Term Care                                                                                    3,246,083
------------------------------------------------------------------------------------------------------------------------------------
                  TAX OBLIGATION/GENERAL - 15.0% (9.8% OF TOTAL INVESTMENTS)
          5,000   California, General Obligation Bonds, Series 2003, 5.250%,         8/13 at 100.00             A         5,144,850
                     2/01/22
            250   California, Various Purpose General Obligation Bonds, Series       5/10 at 101.00           Aaa           254,335
                     2000, 5.625%, 5/01/22 - FGIC Insured
          3,850   Coachella Valley Unified School District, Riverside County,        8/15 at 100.00             A         3,752,364
                     California, General Obligation Bonds, Series 2005A,
                     5.000%, 8/01/30 - FGIC Insured
                  Fontana Unified School District, San Bernardino County,
                  California, General Obligation Bonds, Series 2004:
          1,470      5.250%, 5/01/19 - NPFG Insured                                  5/14 at 100.00            A+         1,581,382
          1,040      5.250%, 5/01/20 - NPFG Insured                                  5/14 at 100.00            A+         1,110,481
          4,000   Long Beach Community College District, California, General         5/15 at 100.00           AA-         4,054,880
                     Obligation Bonds, Series 2005B, 5.000%, 5/01/30 - FGIC
                     Insured
         10,060   Los Angeles, California, General Obligation Bonds, Series          9/11 at 100.00            AA        10,631,710
                     2001A, 5.000%, 9/01/20
                  Los Rios Community College District, Sacramento, El Dorado
                  and Yolo Counties, California, General Obligation Bonds,
                  2006C:
          2,710      5.000%, 8/01/25 - FSA Insured (UB)                              8/14 at 102.00           AAA         2,898,399
          3,875      5.000%, 8/01/26 - FSA Insured (UB)                              8/14 at 102.00           AAA         4,101,223
          6,000   North Orange County Community College District, California,          No Opt. Call            AA         2,118,420
                     General Obligation Bonds, Series 2003B, 0.000%, 8/01/27 -
                     FGIC Insured
          5,000   Puerto Rico, General Obligation and Public Improvement               No Opt. Call             A         5,052,450
                     Bonds, Series 2001A, 5.500%, 7/01/20 - NPFG Insured

                                                           Nuveen Investments 39

    | Portfolio of Investments August 31, 2009 (Unaudited)

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  TAX OBLIGATION/GENERAL (continued)
$           585   Roseville Joint Union High School District, Placer County,         8/15 at 100.00           AA-   $       600,637
                     California, General Obligation Bonds, Series 2006B,
                     5.000%, 8/01/27 - FGIC Insured
          3,760   West Contra Costa Unified School District, Contra Costa            8/11 at 101.00           AAA         3,923,710
                     County, California, General Obligation Bonds, Series
                     2003B, 5.000%, 8/01/22 - FSA Insured
          2,000   West Contra Costa Unified School District, Contra Costa            8/11 at 101.00             A         2,021,040
                     County, California, General Obligation Bonds, Series
                     2003C, 5.000%, 8/01/22 - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------
         49,600   Total Tax Obligation/General                                                                           47,245,881
------------------------------------------------------------------------------------------------------------------------------------
                  TAX OBLIGATION/LIMITED - 23.9% (15.6% OF TOTAL INVESTMENTS)
          2,870   Bell Community Redevelopment Agency, California, Tax              10/13 at 100.00          BBB-         2,864,289
                     Allocation Bonds, Bell Project Area, Series 2003, 5.500%,
                     10/01/23 - RAAI Insured
                  California State Public Works Board, Lease Revenue Bonds,
                  Department of Mental Health, Coalinga State Hospital, Series
                  2004A:
          4,000      5.500%, 6/01/21                                                 6/14 at 100.00            A-         4,064,880
          2,000      5.500%, 6/01/23                                                 6/14 at 100.00            A-         2,018,940
            730   Capistrano Unified School District, Orange County,                 9/15 at 100.00             A           675,469
                     California, Special Tax Bonds, Community Facilities
                     District, Series 2005, 5.000%, 9/01/24 - FGIC Insured
          1,000   Coachella Valley Unified School District, Riverside County,        9/16 at 100.00           N/R           848,470
                     California, Certificates of Participation, Series 2007,
                     5.000%, 9/01/31 - AMBAC Insured
          3,000   Coronado Community Development Agency, California, Tax             9/15 at 100.00             A         2,615,400
                     Allocation Bonds, Community Development Project, Series
                     2005, 5.000%, 9/01/30 - AMBAC Insured
          1,030   Folsom Cordova Unified School District, Sacramento County,        10/14 at 100.00           AAA         1,059,252
                     California, General Obligation Bonds, School Facilities
                     Improvement District 2, Series 2004B, 5.000%, 10/01/25 -
                     FSA Insured
                  Golden State Tobacco Securitization Corporation, California,
                  Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A,
                  Trust 2215-1:
          1,940      13.090%, 6/01/38 - FGIC Insured (IF)                            6/15 at 100.00            A-         1,026,803
          1,355      13.090%, 6/01/45 - FGIC Insured (IF)                            6/15 at 100.00            A-           609,858
          1,785   Hawthorne Community Redevelopment Agency, California, Project      9/16 at 100.00            A-         1,526,853
                     Area 2 Tax Allocation Bonds, Series 2006, 5.250%,
                     9/01/36 - SYNCORA GTY Insured
          1,500   Hesperia Unified School District, San Bernardino County,           2/17 at 100.00          BBB+         1,249,545
                     California, Certificates of Participation, Capital
                     Improvement, Series 2007, 5.000%, 2/01/41 - AMBAC Insured
            435   Indian Wells Redevelopment Agency, California, Tax Allocation      9/13 at 100.00             A           421,058
                     Bonds, Consolidated Whitewater Project Area, Series 2003A,
                     5.000%, 9/01/20 - AMBAC Insured
                  Irvine, California, Unified School District, Community
                  Facilities District Special Tax Bonds, Series 2006A:
            330      5.000%, 9/01/26                                                 9/16 at 100.00           N/R           288,592
            760      5.125%, 9/01/36                                                 9/16 at 100.00           N/R           625,738
          3,000   La Quinta Redevelopment Agency, California, Tax Allocation         9/11 at 102.00            A+         2,864,430
                     Bonds, Redevelopment Project Area 1, Series 2001, 5.000%,
                     9/01/21 - AMBAC Insured
          3,510   Long Beach Bond Financing Authority, California, Lease            10/09 at 100.00            A+         3,509,965
                     Revenue and Refunding Bonds, Civic Center Project, Series
                     1997A, 5.000%, 10/01/27 - NPFG Insured
          4,315   Los Angeles Community Redevelopment Agency, California, Lease      9/15 at 100.00            A2         3,646,002
                     Revenue Bonds, Manchester Social Services Project, Series
                     2005, 5.000%, 9/01/37 - AMBAC Insured
          5,770   Los Angeles County Metropolitan Transportation Authority,          1/10 at 100.00            A1         5,773,577
                     California, Proposition C Second Senior Lien Sales Tax
                     Revenue Refunding Bonds, Series 1998A, 5.000%, 7/01/23 -
                     AMBAC Insured
          8,175   Los Angeles, California, Municipal Improvement Corporation,        1/17 at 100.00           AA-         7,918,632
                     Lease Revenue Bonds, Police Headquarters, Series 2006A,
                     4.750%, 1/01/31 - FGIC Insured
          2,580   Oakland Redevelopment Agency, California, Subordinate Lien         3/13 at 100.00             A         2,602,601
                     Tax Allocation Bonds, Central District Redevelopment
                     Project, Series 2003, 5.500%, 9/01/18 - FGIC Insured
          3,605   Oakland State Building Authority, California, Lease Revenue       10/09 at 100.50            A-         3,607,307
                     Bonds, Elihu M. Harris State Office Building, Series
                     1998A, 5.000%, 4/01/23 - AMBAC Insured
          2,280   Ontario Redevelopment Financing Authority, California, Lease       8/11 at 101.00            A+         2,410,553
                     Revenue Bonds, Capital Projects, Series 2001, 5.250%,
                     8/01/18 - AMBAC Insured
          1,000   Orange County, California, Special Tax Bonds, Community            8/12 at 101.00           N/R           927,310
                     Facilities District 03-1 of Ladera Ranch, Series 2004A,
                     5.500%, 8/15/24

40 Nuveen Investments

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  TAX OBLIGATION/LIMITED (continued)
$         1,120   Panama-Buena Vista Union School District, California,              9/16 at 100.00             A   $     1,135,848
                     Certificates of Participation, School Construction
                     Project, Series 2006, 5.000%, 9/01/23 - NPFG Insured
          8,750   Pittsburg Redevelopment Agency, California, Tax Allocation           No Opt. Call           N/R         3,767,750
                     Bonds, Los Medanos Community Development Project, Series
                     1999, 0.000%, 8/01/23 - AMBAC Insured
            635   Rialto Redevelopment Agency, California, Tax Allocation            9/15 at 100.00            A-           526,574
                     Bonds, Merged Project Area, Series 2005A, 5.000%,
                     9/01/35 - SYNCORA GTY Insured
            100   Riverside Public Financing Authority, California, Revenue          2/10 at 100.00           N/R           100,233
                     Bonds, Multiple Project Loans, Series 1991A, 8.000%,
                     2/01/18
            820   Roseville, California, Certificates of Participation, Public       8/13 at 100.00           AA-           767,758
                     Facilities, Series 2003A, 5.000%, 8/01/25 - AMBAC Insured
          2,200   San Jose Financing Authority, California, Lease Revenue            9/11 at 100.00           AA+         2,302,080
                     Refunding Bonds, Convention Center Project, Series 2001F,
                     5.000%, 9/01/20 - NPFG Insured
          1,365   San Mateo Union High School District, San Mateo County,           12/17 at 100.00           N/R         1,188,683
                     California, Certificates of Participation, Phase 1, Series
                     2007A, 5.000%, 12/15/30 - AMBAC Insured
          4,625   Santa Clara Redevelopment Agency, California, Tax Allocation       6/13 at 100.00             A         4,651,177
                     Bonds, Bayshore North Project, Series 2003, 5.000%,
                     6/01/17 - NPFG Insured
          6,870   Vernon Redevelopment Agency, California, Tax Allocation            9/15 at 100.00             A         5,696,947
                     Bonds, Industrial Redevelopment Project, Series 2005,
                     5.000%, 9/01/35 - NPFG Insured
          2,175   Washington Unified School District, Yolo County, California,       8/17 at 100.00          BBB+         1,940,100
                     Certificates of Participation, Series 2007, 5.125%,
                     8/01/37 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
         85,630   Total Tax Obligation/Limited                                                                           75,232,674
------------------------------------------------------------------------------------------------------------------------------------
                  TRANSPORTATION - 18.0% (11.7% OF TOTAL INVESTMENTS)
          2,210   Bay Area Toll Authority, California, Revenue Bonds, San            4/16 at 100.00            AA         2,255,858
                     Francisco Bay Area Toll Bridge, Series 2006F, 5.000%,
                     4/01/31 (UB)
          2,450   Bay Area Toll Authority, California, Revenue Bonds, San            4/18 at 100.00            AA         2,777,107
                     Francisco Bay Area Toll Bridge, Series 2008, Trust 3211,
                     13.298%, 4/01/39 (IF)
          8,300   Foothill/Eastern Transportation Corridor Agency, California,       1/10 at 100.00             A         6,197,278
                     Toll Road Revenue Bonds, Series 1995A, 5.000%, 1/01/35 -
                     NPFG Insured
         10,500   Foothill/Eastern Transportation Corridor Agency, California,       1/14 at 101.00          BBB-         8,698,725
                     Toll Road Revenue Refunding Bonds, Series 1999, 5.875%,
                     1/15/29
          7,940   Port of Oakland, California, Revenue Bonds, Series 2000K,          5/10 at 100.00            A1         7,901,808
                     5.750%, 11/01/29 - FGIC Insured
         20,000   San Francisco Airports Commission, California, Revenue Bonds,      5/10 at 101.00           AAA        20,164,997
                     San Francisco International Airport, Second Series 2000,
                     Issue 25, 5.750%, 5/01/30 - FSA Insured (Alternative
                     Minimum Tax)
          5,000   San Francisco Airports Commission, California, Revenue             5/11 at 100.00            A1         5,095,800
                     Refunding Bonds, San Francisco International Airport,
                     Second Series 2001, Issue 27B, 5.250%, 5/01/18 - FGIC
                     Insured
          3,665   San Francisco Airports Commission, California, Revenue             5/12 at 100.00            A1         3,665,623
                     Refunding Bonds, San Francisco International Airport,
                     Second Series 2002, Issue 28A, 5.250%, 5/01/18 - NPFG
                     Insured (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
         60,065   Total Transportation                                                                                   56,757,196
------------------------------------------------------------------------------------------------------------------------------------
                  U.S. GUARANTEED - 34.9% (22.7% OF TOTAL INVESTMENTS) (4)
          9,750   California Department of Water Resources, Power Supply             5/12 at 101.00           Aaa        10,877,196
                     Revenue Bonds, Series 2002A, 5.125%, 5/01/18 (Pre-refunded
                     5/01/12)
          5,760   California Health Facilities Financing Authority, Revenue         12/09 at 101.00       N/R (4)         5,900,486
                     Bonds, Cedars-Sinai Medical Center, Series 1999A, 6.125%,
                     12/01/30 (Pre-refunded 12/01/09)
          3,000   California Pollution Control Financing Authority, Solid Waste      1/10 at 100.00           Aaa         3,638,250
                     Disposal Revenue Bonds, North County Recycling Center,
                     Series 1991A, 6.750%, 7/01/17 (ETM)
                  California Statewide Community Development Authority,
                  Certificates of Participation, Catholic Healthcare West,
                  Series 1999:
          4,495      6.500%, 7/01/20 (Pre-refunded 7/01/10)                          7/10 at 101.00       N/R (4)         4,758,227
          1,845      6.500%, 7/01/20 (Pre-refunded 7/01/10)                          7/10 at 101.00       N/R (4)         1,950,239

                                                           Nuveen Investments 41

    | Portfolio of Investments August 31, 2009 (Unaudited)

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  U.S. GUARANTEED (4) (continued)
                  California, Various Purpose General Obligation Bonds,
                  Series 2000:
$         4,450      5.625%, 5/01/22 (Pre-refunded 5/01/10) - FGIC Insured           5/10 at 101.00           Aaa   $     4,647,624
         10,000      5.750%, 3/01/27 (Pre-refunded 3/01/10) - NPFG Insured           3/10 at 101.00           AAA        10,360,300
            255   Contra Costa County, California, GNMA Mortgage-Backed                No Opt. Call           AAA           257,795
                     Securities Program Home Mortgage Revenue Bonds, Series
                     1989, 7.700%, 11/01/09 (Alternative Minimum Tax) (ETM)
          5,515   Fresno Unified School District, Fresno County, California,         2/10 at 102.00        A+ (4)         5,700,966
                     General Obligation Bonds, Series 2001E, 5.000%, 8/01/25 -
                     FGIC Insured (ETM)
          3,000   Golden State Tobacco Securitization Corporation, California,       6/13 at 100.00           AAA         3,535,110
                     Tobacco Settlement Asset-Backed Bonds, Series 2003A-1,
                     6.750%, 6/01/39 (Pre-refunded 6/01/13)
          3,000   Los Angeles County Metropolitan Transportation Authority,          7/10 at 101.00        AA (4)         3,152,490
                     California, Proposition C Second Senior Lien Sales Tax
                     Revenue Bonds, Series 2000A, 5.250%, 7/01/25 (Pre-refunded
                     7/01/10) - FGIC Insured
          6,030   Los Angeles Unified School District, California, General           7/10 at 100.00       AA- (4)         6,282,657
                     Obligation Bonds, Series 2000D, 5.375%, 7/01/25
                     (Pre-refunded 7/01/10) - FGIC Insured
                  Monterey County, California, Certificates of Participation,
                  Master Plan Financing, Series 2001:
          2,075      5.000%, 8/01/19 (Pre-refunded 8/01/11) - MBIA Insured           8/11 at 100.00        A3 (4)         2,242,701
          3,000      5.000%, 8/01/26 (Pre-refunded 8/01/11) - MBIA Insured           8/11 at 100.00        A3 (4)         3,242,460
             60   Port of Oakland, California, Revenue Bonds, Series 2000K,          5/10 at 100.00        A1 (4)            61,841
                     5.750%, 11/01/29 (Pre-refunded 5/01/10) - FGIC Insured
         10,000   Puerto Rico Highway and Transportation Authority, Highway          7/10 at 101.00       BBB (4)        10,548,900
                     Revenue Bonds, Series 2000B, 6.000%, 7/01/31 (Pre-refunded
                     7/01/10)
          4,000   Puerto Rico Infrastructure Financing Authority, Special           10/10 at 101.00           AAA         4,257,600
                     Obligation Bonds, Series 2000A, 5.500%, 10/01/32
          2,000   Puerto Rico Public Finance Corporation, Commonwealth                 No Opt. Call           AAA         2,442,340
                     Appropriation Bonds, Series 2002E, 6.000%, 8/01/26 - AGC
                     Insured (ETM)
         17,670   San Francisco City and County Public Utilities Commission,        11/11 at 100.00           AAA        19,261,182
                     California, Water Revenue Bonds, Series 2001A, 5.000%,
                     11/01/24 (Pre-refunded 11/01/11) - FSA Insured
          6,555   Sweetwater Authority, California, Water Revenue Bonds, Series      4/10 at 101.00           AAA         6,798,453
                     2002, 5.000%, 4/01/22 (Pre-refunded 4/01/10) - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
        102,460   Total U.S. Guaranteed                                                                                 109,916,817
------------------------------------------------------------------------------------------------------------------------------------
                  UTILITIES - 16.6% (10.8% OF TOTAL INVESTMENTS)
          2,000   Anaheim Public Finance Authority, California, Revenue             10/12 at 100.00           AAA         2,201,400
                     Refunding Bonds, Electric Generating System, Series 2002B,
                     5.250%, 10/01/18 - FSA Insured
          1,810   Anaheim Public Finance Authority, California, Second Lien         10/14 at 100.00            A+         1,909,496
                     Electric Distribution Revenue Bonds, Series 2004, 5.250%,
                     10/01/21 - NPFG Insured
         10,350   California Pollution Control Financing Authority, Revenue            No Opt. Call           Aa3        11,984,057
                     Bonds, San Diego Gas and Electric Company, Series 1991A,
                     6.800%, 6/01/15 (Alternative Minimum Tax)
          4,000   Imperial Irrigation District, California, Certificates of         11/13 at 100.00           AAA         4,162,640
                     Participation, Electric System Revenue Bonds, Series 2003,
                     5.250%, 11/01/23 - FSA Insured
          3,855   Long Beach Bond Finance Authority, California, Natural Gas           No Opt. Call             A         3,724,547
                     Purchase Revenue Bonds, Series 2007A, 5.500%, 11/15/37
          5,000   Los Angeles Department of Water and Power, California, Power       7/11 at 100.00           AA-         5,249,500
                     System Revenue Bonds, Series 2001A-2, 5.375%, 7/01/20 -
                     NPFG Insured
          5,000   Los Angeles Department of Water and Power, California, Power       7/15 at 100.00           AAA         5,085,650
                     System Revenue Bonds, Series 2005, 5.000%, 7/01/31 - FSA
                     Insured (UB)
          5,225   Los Angeles, California, Sanitation Equipment Charge Revenue       2/11 at 100.00           AAA         5,447,689
                     Bonds, Series 2001A, 5.250%, 2/01/18 - FSA Insured
          1,025   Los Angeles, California, Sanitation Equipment Charge Revenue       2/14 at 100.00            AA         1,072,591
                     Bonds, Series 2004A, 5.000%, 2/01/22 - AMBAC Insured
                  Merced Irrigation District, California, Electric System
                  Revenue Bonds, Series 2005:
          1,260      5.125%, 9/01/31 - SYNCORA GTY Insured                           9/15 at 100.00           N/R         1,057,417
          2,800      5.250%, 9/01/36 - SYNCORA GTY Insured                           9/15 at 100.00           N/R         2,308,292
          4,360   Sacramento Municipal Utility District, California, Electric        8/12 at 100.00           AAA         4,565,530
                     Revenue Refunding Bonds, Series 2002Q, 5.250%, 8/15/19 -
                     FSA Insured

42 Nuveen Investments

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  UTILITIES (continued)
$         3,460   Southern California Public Power Authority, Revenue Bonds,         7/13 at 100.00            A+   $     3,628,813
                     Magnolia Power Project, Series 2003-1A, 5.000%, 7/01/20 -
                     AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
         50,145   Total Utilities                                                                                        52,397,622
------------------------------------------------------------------------------------------------------------------------------------
                  WATER AND SEWER - 7.4% (4.9% OF TOTAL INVESTMENTS)
          1,185   Burbank, California, Wastewater System Revenue Bonds, Series       6/14 at 100.00           AA+         1,216,118
                     2004A, 5.000%, 6/01/24 - AMBAC Insured
            890   Healdsburg Public Financing Authority, California, Wastewater      4/16 at 100.00           AA-           850,902
                     Revenue Bonds, Series 2006, 5.000%, 4/01/36 - NPFG Insured
          1,250   Indio Water Authority, California, Water Revenue Bonds,            4/16 at 100.00            A+         1,205,175
                     Series 2006, 5.000%, 4/01/31 - AMBAC Insured
          4,705   Madera Irrigation District. California, Water Revenue              1/18 at 100.00            A-         4,739,017
                     Refunding Bonds, Series 2008, 5.500%, 1/01/38
          3,750   Metropolitan Water District of Southern California, Water         10/14 at 100.00           AAA         3,885,900
                     Revenue Bonds, Series 2004B-3, 5.000%, 10/01/29 - NPFG
                     Insured
          1,510   Orange County Sanitation District, California, Certificates        2/19 at 100.00           AAA         1,655,624
                     of Participation, Series 2007, Trust 3020, 17.125%,
                     2/01/35 (IF)
          2,000   Pico Rivera Water Authority, California, Revenue Bonds,           12/11 at 102.00           N/R         1,685,260
                     Series 2001A, 6.250%, 12/01/32
          2,525   Sacramento County Sanitation District Financing Authority,           No Opt. Call            AA         2,909,078
                     California, Revenue Refunding Bonds, Series 2001, 5.500%,
                     12/01/20 - AMBAC Insured
                  San Francisco City and County Public Utilities Commission,
                  California, Clean Water Revenue Refunding Bonds, Series 2003A:
          2,120      5.250%, 10/01/19 - NPFG Insured                                 4/13 at 100.00            A+         2,230,346
          2,960      5.250%, 10/01/20 - NPFG Insured                                 4/13 at 100.00            A+         3,068,277
------------------------------------------------------------------------------------------------------------------------------------
         22,895   Total Water and Sewer                                                                                  23,445,697
------------------------------------------------------------------------------------------------------------------------------------
$       510,053   Total Long-Term Investments (cost $489,578,078) - 152.4%                                              480,388,045
==================------------------------------------------------------------------------------------------------------------------
                  SHORT-TERM INVESTMENTS - 1.1% (0.7% OF TOTAL INVESTMENTS)
                  HEALTH CARE - 1.1% (0.7% OF TOTAL INVESTMENTS)
$         3,500   California Health Facilities Financing Authority, Revenue         11/09 at 100.00           A-1         3,500,000
                     Bonds, Catholic Healthcare West, Variable Rate Demand
                     Obligations, Series 2008B, 0.260%, 7/01/25 (5)
==================------------------------------------------------------------------------------------------------------------------
                  Total Short-Term Investments (cost $3,500,000)                                                          3,500,000
                  ------------------------------------------------------------------------------------------------------------------
                  Total Investments (cost $493,078,078) - 153.5%                                                        483,888,045
                  ------------------------------------------------------------------------------------------------------------------
                  Floating Rate Obligations - (6.5)%                                                                    (20,585,000)
                  ------------------------------------------------------------------------------------------------------------------
                  Other Assets Less Liabilities - 3.1%                                                                    9,919,120
                  ------------------------------------------------------------------------------------------------------------------
                  Preferred Shares, at Liquidation Value - (50.1)% (6)                                                 (158,025,000)
                  ------------------------------------------------------------------------------------------------------------------
                  Net Assets Applicable to Common Shares - 100%                                                     $   315,197,165
                  ==================================================================================================================

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings: Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

(4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5) Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

(6) Preferred shares, at Liquidation Value as a percentage of Total Investments is 32.7%.

N/R   Not rated.

(ETM) Escrowed to maturity.

(IF)  Inverse floating rate investment.

(UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140. See Notes to Financial Statements, Footnote 1 - Inverse Floating Rate Securities for more information.

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 43

NUC | Nuveen California Quality Income Municipal Fund, Inc.
    | Portfolio of Investments August 31, 2009 (Unaudited)

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  CONSUMER STAPLES - 5.8% (3.7% OF TOTAL INVESTMENTS)
$         5,000   California County Tobacco Securitization Agency, Tobacco           6/12 at 100.00          Baa3   $     4,181,650
                     Settlement Asset-Backed Bonds, Alameda County Tobacco
                     Asset Securitization Corporation, Series 2002, 5.750%,
                     6/01/29
            960   California County Tobacco Securitization Agency, Tobacco           6/15 at 100.00           BBB           877,018
                     Settlement Asset-Backed Bonds, Sonoma County Tobacco
                     Securitization Corporation, Series 2005, 4.250%, 6/01/21
          4,510   California County Tobacco Securitization Agency, Tobacco           6/12 at 100.00          Baa3         3,587,164
                     Settlement Asset-Backed Bonds, Stanislaus County Tobacco
                     Funding Corporation, Series 2002A, 5.500%, 6/01/33
          7,565   California Statewide Financing Authority, Tobacco Settlement       5/12 at 100.00          Baa3         7,332,603
                     Asset-Backed Bonds, Pooled Tobacco Securitization Program,
                     Series 2002A, 5.625%, 5/01/29
          3,370   Golden State Tobacco Securitization Corporation, California,       6/22 at 100.00           BBB         1,775,316
                     Enhanced Tobacco Settlement Asset-Backed Bonds, Series
                     2007A-2, 0.000%, 6/01/37
------------------------------------------------------------------------------------------------------------------------------------
         21,405   Total Consumer Staples                                                                                 17,753,751
------------------------------------------------------------------------------------------------------------------------------------
                  EDUCATION AND CIVIC ORGANIZATIONS - 7.9% (5.1% OF TOTAL
                     INVESTMENTS)
            280   California Educational Facilities Authority, Revenue Bonds,       10/15 at 100.00            A3           259,619
                     University of Redlands, Series 2005A, 5.000%, 10/01/35
          1,935   California Educational Facilities Authority, Revenue Bonds,       10/18 at 100.00           AA+         2,122,037
                     University of Southern California, Tender Option Bond
                     Trust 09-11B, 16.819%, 10/01/38 (IF)
          2,785   California Educational Facilities Authority, Revenue Bonds,       11/10 at 100.00            A2         2,798,758
                     University of the Pacific, Series 2000, 5.750%, 11/01/30 -
                     NPFG Insured
                  California Educational Facilities Authority, Revenue Bonds,
                  University of the Pacific, Series 2006:
            195      5.000%, 11/01/21                                               11/15 at 100.00            A2           196,427
            260      5.000%, 11/01/25                                               11/15 at 100.00            A2           251,857
          4,640   California State Public Works Board, Lease Revenue Bonds,          3/18 at 100.00           Aa2         4,589,424
                     University of California Regents, Trust 1065, 9.041%,
                     3/01/33 (IF)
          4,000   California State Public Works Board, Lease Revenue Refunding       9/09 at 100.00          Baa2         4,012,040
                     Bonds, Community Colleges Projects, Series 1996B, 5.625%,
                     3/01/19 - AMBAC Insured
          6,400   California State University, Systemwide Revenue Bonds, Series     11/12 at 100.00           Aa3         6,613,824
                     2002A, 5.000%, 11/01/20 - AMBAC Insured
          1,000   San Diego County, California, Certificates of Participation,       9/15 at 102.00          Baa3           757,810
                     Burnham Institute, Series 2006, 5.000%, 9/01/34
          2,500   University of California, Revenue Bonds, Multi-Purpose             5/13 at 100.00            AA         2,520,825
                     Projects, Series 2003A, 5.000%, 5/15/33 - AMBAC Insured
                     (UB)
------------------------------------------------------------------------------------------------------------------------------------
         23,995   Total Education and Civic Organizations                                                                24,122,621
------------------------------------------------------------------------------------------------------------------------------------
                  HEALTH CARE - 19.3% (12.5% OF TOTAL INVESTMENTS)
          1,750   ABAG Finance Authority for Non-Profit Corporations,                4/12 at 100.00             A         1,759,642
                     California, Cal-Mortgage Insured Revenue Bonds,
                     Sansum-Santa Barbara Medical Foundation Clinic, Series
                     2002A, 5.500%, 4/01/21
            640   California Health Facilities Financing Authority, Revenue          4/16 at 100.00            A+           569,926
                     Bonds, Kaiser Permanante System, Series 2006, 5.000%,
                     4/01/37
         14,550   California Health Facilities Financing Authority, Revenue         11/16 at 100.00           Aa3        13,131,957
                     Bonds, Sutter Health, Series 2007A, 5.250%, 11/15/46 (UB)
          2,855   California Municipal Financing Authority, Certificates of          2/17 at 100.00          Baa2         2,235,722
                     Participation, Community Hospitals of Central California,
                     Series 2007, 5.250%, 2/01/46
          1,225   California State Public Works Board, Revenue Bonds,               11/14 at 100.00           Aa2         1,243,289
                     University of California - Davis Medical Center, Series
                     2004II-A, 5.000%, 11/01/23 - NPFG Insured
          1,571   California Statewide Communities Development Authority,            7/18 at 100.00           AAA         1,572,759
                     Revenue Bonds, Saint Joseph Health System, Trust 2554,
                     18.134%, 7/01/47 - FSA Insured (IF)
            535   California Statewide Community Development Authority,                No Opt. Call            A2           575,943
                     Certificates of Participation, Cedars-Sinai Medical
                     Center, Series 1992, 6.500%, 8/01/12
          1,500   California Statewide Community Development Authority, Revenue      7/15 at 100.00           BBB         1,266,375
                     Bonds, Daughters of Charity Health System, Series 2005A,
                     5.250%, 7/01/30
         17,075   California Statewide Community Development Authority, Revenue      3/16 at 100.00            A+        15,221,337
                     Bonds, Kaiser Permanante System, Series 2006, 5.000%,
                     3/01/41

44 Nuveen Investments

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  HEALTH CARE (continued)
$         3,015   California Statewide Community Development Authority, Revenue      8/16 at 100.00            A+   $     2,919,545
                     Bonds, Kaiser Permanente System, Series 2001C, 5.250%,
                     8/01/31
         17,470   California Statewide Community Development Authority, Revenue      8/17 at 100.00           Aa3        15,745,535
                     Bonds, Sutter Health, Series 2007C, 5.000%, 8/15/38 -
                     AMBAC Insured
          3,025   Loma Linda, California, Hospital Revenue Bonds, Loma Linda        12/17 at 100.00           BBB         3,166,661
                     University Medical Center, Series 2008A, 8.250%, 12/01/38
------------------------------------------------------------------------------------------------------------------------------------
         65,211   Total Health Care                                                                                      59,408,691
------------------------------------------------------------------------------------------------------------------------------------
                  HOUSING/MULTIFAMILY - 2.7% (1.7% OF TOTAL INVESTMENTS)
          1,000   Independent Cities Lease Finance Authority, California,           11/14 at 100.00           N/R           798,220
                     Revenue Bonds, Morgan Hill, Hacienda Valley Mobile Home
                     Park, Series 2004A, 5.950%, 11/15/39
          2,110   Irvine, California, Mobile Home Park Revenue Bonds, Meadows        9/09 at 101.00           N/R         2,007,032
                     Mobile Home Park, Series 1998A, 5.700%, 3/01/18
          2,185   Oceanside, California, Mobile Home Park Revenue Bonds, Laguna      9/09 at 101.00           N/R         1,813,725
                     Vista Mobile Estates Acquisition Project, Series 1998,
                     5.800%, 3/01/28
          3,040   Riverside County, California, Mobile Home Park Revenue Bonds,      9/09 at 102.00           N/R         2,495,354
                     Bravo Mobile Home Park Project, Series 1999A, 5.900%,
                     3/20/29
          1,030   Yolo County Housing Authority, California, Revenue Refunding      11/09 at 100.00           Aa2         1,032,843
                     Bonds, Russell Park Apartments, Series 1992A, 7.000%,
                     11/01/14
------------------------------------------------------------------------------------------------------------------------------------
          9,365   Total Housing/Multifamily                                                                               8,147,174
------------------------------------------------------------------------------------------------------------------------------------
                  HOUSING/SINGLE FAMILY - 1.1% (0.7% OF TOTAL INVESTMENTS)
            640   California Housing Finance Agency, Home Mortgage Revenue           2/16 at 100.00           AA-           647,552
                     Bonds, Series 2006H, 5.750%, 8/01/30 - FGIC Insured
                     (Alternative Minimum Tax)
          3,910   California Housing Finance Agency, Home Mortgage Revenue           2/16 at 100.00           AA-         2,878,872
                     Bonds, Tender Option Bond Trust 11605, 17.816%, 8/01/26
                     (Alternative Minimum Tax) (IF)
------------------------------------------------------------------------------------------------------------------------------------
          4,550   Total Housing/Single Family                                                                             3,526,424
------------------------------------------------------------------------------------------------------------------------------------
                  INDUSTRIALS - 0.6% (0.4% OF TOTAL INVESTMENTS)
          2,000   California Pollution Control Financing Authority, Solid Waste      1/16 at 102.00           BBB         1,843,520
                     Disposal Revenue Bonds, Waste Management Inc., Series
                     2002A, 5.000%, 1/01/22 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                  LONG-TERM CARE - 0.8% (0.5% OF TOTAL INVESTMENTS)
          3,500   California Statewide Communities Development Authority,           12/17 at 100.00           Ba1         2,525,950
                     Revenue Bonds, Inland Regional Center Project, Series
                     2007, 5.375%, 12/01/37
------------------------------------------------------------------------------------------------------------------------------------
                  TAX OBLIGATION/GENERAL - 13.3% (8.6% OF TOTAL INVESTMENTS)
          1,900   Azusa Unified School District, Los Angeles County,                 7/12 at 100.00           AAA         2,049,530
                     California, General Obligation Bonds, Series 2002, 5.375%,
                     7/01/20 - FSA Insured
             80   California, General Obligation Bonds, Series 2000, 5.500%,         6/10 at 100.00             A            80,387
                     6/01/25
          1,370   Fremont-Newark Community College District, Alameda County,         8/11 at 101.00           AA-         1,462,269
                     California, General Obligation Bonds, Series 2002A,
                     5.375%, 8/01/20 - NPFG Insured
          3,610   Hartnell Community College District, California, General           6/16 at 100.00           AAA         3,686,424
                     Obligation Bonds, Series 2006B, 5.000%, 6/01/29 - FSA
                     Insured (UB)
          5,255   Livermore Valley Joint Unified School District, Alameda            8/11 at 100.00           AAA         5,349,275
                     County, California, General Obligation Bonds, Election of
                     1999, Series 2001, 5.125%, 8/01/26 - FSA Insured
          2,645   Long Beach Community College District, California, General         5/15 at 100.00           AA-         2,681,289
                     Obligation Bonds, Series 2005B, 5.000%, 5/01/30 - FGIC
                     Insured
          1,170   Los Angeles Unified School District, California, General           7/13 at 100.00           AAA         1,264,887
                     Obligation Bonds, Series 2003F, 5.000%, 7/01/17 - FSA
                     Insured
            565   Roseville Joint Union High School District, Placer County,         8/15 at 100.00           AA-           580,102
                     California, General Obligation Bonds, Series 2006B,
                     5.000%, 8/01/27 - FGIC Insured
          1,500   Sacramento City Unified School District, Sacramento County,        7/15 at 100.00           Aa3         1,541,115
                     California, General Obligation Bonds, Series 2005, 5.000%,
                     7/01/27 - NPFG Insured
          6,760   San Diego Unified School District, San Diego County,               7/13 at 101.00           AAA         7,559,978
                     California, General Obligation Bonds, Series 2003E,
                     5.250%, 7/01/21 - FSA Insured

                                                           Nuveen Investments 45

    | Portfolio of Investments August 31, 2009 (Unaudited)

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  TAX OBLIGATION/GENERAL (continued)
$           515   San Joaquin Delta Community College District, California,          8/15 at 100.00           AAA   $       524,744
                     General Obligation Bonds, Series 2005A, 5.000%, 8/01/29 -
                     FSA Insured
          1,500   San Jose Unified School District, Santa Clara County,              8/15 at 100.00            AA         1,554,285
                     California, General Obligation Bonds, Series 2005B,
                     5.000%, 8/01/25 - FGIC Insured
          6,865   San Ramon Valley Unified School District, Contra Costa             8/13 at 100.00           AAA         7,123,742
                     County, California, General Obligation Bonds, Series 2003,
                     5.000%, 8/01/23 - FSA Insured (UB)
          1,390   South Pasadena Unified School District, Los Angeles County,        8/13 at 100.00           AA-         1,428,711
                     California, General Obligation Bonds, Series 2003A,
                     5.000%, 8/01/22 - FGIC Insured
          3,925   West Contra Costa Unified School District, Contra Costa            8/11 at 101.00           AAA         4,038,275
                     County, California, General Obligation Bonds, Series
                     2003B, 5.000%, 8/01/23 - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
         39,050   Total Tax Obligation/General                                                                           40,925,013
------------------------------------------------------------------------------------------------------------------------------------
                  TAX OBLIGATION/LIMITED - 29.9% (19.3% OF TOTAL INVESTMENTS)
          1,655   Bell Community Housing Authority, California, Lease Revenue       10/15 at 100.00          BBB+         1,405,442
                     Bonds, Series 2005, 5.000%, 10/01/36 - AMBAC Insured
          1,200   Burbank Public Financing Authority, California, Revenue           12/12 at 100.00          BBB+         1,121,808
                     Bonds, West Olive Redevelopment Project, Series 2002,
                     5.125%, 12/01/22 - AMBAC Insured
          3,070   California State Public Works Board, Lease Revenue Bonds,         12/12 at 100.00            A-         3,153,719
                     Department of General Services, Capital East End Project,
                     Series 2002A, 5.250%, 12/01/16 - AMBAC Insured
          2,030   California State Public Works Board, Lease Revenue Bonds,          3/12 at 100.00            A-         2,033,248
                     Department of General Services, Series 2002C, 5.250%,
                     3/01/21 - AMBAC Insured
          5,115   California State Public Works Board, Lease Revenue Bonds,          6/14 at 100.00            A-         5,222,620
                     Department of Mental Health, Coalinga State Hospital,
                     Series 2004A, 5.500%, 6/01/20
          2,715   California, Economic Recovery Revenue Bonds, Series 2004A,         7/14 at 100.00             A         2,956,228
                     5.000%, 7/01/15
            690   Capistrano Unified School District, Orange County,                 9/15 at 100.00             A           638,457
                     California, Special Tax Bonds, Community Facilities
                     District, Series 2005, 5.000%, 9/01/24 - FGIC Insured
          3,000   Coachella Valley Unified School District, Riverside County,        9/16 at 100.00           N/R         2,545,410
                     California, Certificates of Participation, Series 2007,
                     5.000%, 9/01/31 - AMBAC Insured
                  Commerce Community Development Commission, California, Tax
                  Allocation Refunding Bonds, Merged Area Development Projects 2
                  and 3, Series 1998A:
          1,000      5.650%, 8/01/18                                                 2/10 at 101.00           N/R           910,700
          2,765      5.700%, 8/01/28                                                 2/10 at 101.00           N/R         2,179,649
          1,250   Coronado Community Development Agency, California, Tax             9/15 at 100.00             A         1,089,750
                     Allocation Bonds, Community Development Project, Series
                     2005, 5.000%, 9/01/30 - AMBAC Insured
          3,065   Corona-Norco Unified School District, Riverside County,            9/13 at 100.00             A         3,079,160
                     California, Special Tax Bonds, Community Facilities
                     District 98-1, Series 2003, 5.500%, 9/01/33 - NPFG Insured
          1,490   Fresno, California, Certificates of Participation, Street         12/09 at 100.00           AA-         1,508,610
                     Improvement Project, Series 1991, 6.625%, 12/01/11
                  Golden State Tobacco Securitization Corporation, California,
                  Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A,
                  Trust 2215-1:
          1,885      13.090%, 6/01/38 - FGIC Insured (IF)                            6/15 at 100.00            A-           997,693
          1,320      13.090%, 6/01/45 - FGIC Insured (IF)                            6/15 at 100.00            A-           594,106
          9,500   Golden State Tobacco Securitization Corporation, California,       6/15 at 100.00            A-         8,431,535
                     Tobacco Settlement Asset-Backed Revenue Bonds, Series
                     2005A, 5.000%, 6/01/35 - FGIC Insured
                  Irvine, California, Unified School District, Community
                  Facilities District Special Tax Bonds, Series 2006A:
            320      5.000%, 9/01/26                                                 9/16 at 100.00           N/R           279,846
            735      5.125%, 9/01/36                                                 9/16 at 100.00           N/R           605,155
          3,245   Los Angeles Community Redevelopment Agency, California, Lease      9/15 at 100.00            A2         2,741,895
                     Revenue Bonds, Manchester Social Services Project, Series
                     2005, 5.000%, 9/01/37 - AMBAC Insured
          1,350   Los Angeles Community Redevelopment Agency, California,            3/13 at 100.00          BBB-         1,260,198
                     Subordinate Lien Tax Allocation Bonds, Bunker Hill
                     Redevelopment Project, Series 2004L, 5.100%, 3/01/19
          4,850   Los Angeles County Metropolitan Transportation Authority,          7/13 at 100.00           AAA         5,304,348
                     California, Proposition A First Tier Senior Sales Tax
                     Revenue Bonds, Series 2003A, 5.000%, 7/01/16 - FSA Insured
         15,300   Ontario Redevelopment Financing Authority, San Bernardino            No Opt. Call             A        17,615,960
                     County, California, Revenue Refunding Bonds, Redevelopment
                     Project 1, Series 1995, 7.400%, 8/01/25 - NPFG Insured

46 Nuveen Investments

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  TAX OBLIGATION/LIMITED (continued)
$         1,170   Panama-Buena Vista Union School District, California,              9/16 at 100.00             A   $     1,184,473
                     Certificates of Participation, School Construction
                     Project, Series 2006, 5.000%, 9/01/24 - NPFG Insured
                  Redding Redevelopment Agency, California, Tax Allocation
                  Bonds, Canby-Hilltop-Cypress Area Project, Series 2003A:
          1,500      5.000%, 9/01/17 - NPFG Insured                                  9/13 at 100.00             A         1,505,010
          1,500      5.000%, 9/01/20 - NPFG Insured                                  9/13 at 100.00             A         1,451,925
            600   Rialto Redevelopment Agency, California, Tax Allocation            9/15 at 100.00            A-           497,550
                     Bonds, Merged Project Area, Series 2005A, 5.000%,
                     9/01/35 - SYNCORA GTY Insured
          4,320   Richmond Joint Powers Financing Authority, California, Tax         9/13 at 100.00            A+         4,171,262
                     Allocation Bonds, Series 2003A, 5.250%, 9/01/22 - NPFG
                     Insured
          2,000   Rohnert Park Community Development Commission, California,         8/17 at 100.00             A         1,637,760
                     Redevelopment Project Tax Allocation Bonds, Series 2007R,
                     5.000%, 8/01/37 - FGIC Insured
            745   Roseville, California, Certificates of Participation, Public       8/13 at 100.00           AA-           697,536
                     Facilities, Series 2003A, 5.000%, 8/01/25 - AMBAC Insured
          8,625   Sacramento City Financing Authority, California, Capital          12/16 at 100.00            A1         7,973,209
                     Improvement Revenue Bonds, 300 Richards Boulevard, Series
                     2006C, 5.000%, 12/01/36 - AMBAC Insured
          2,500   San Jose Financing Authority, California, Lease Revenue            9/11 at 100.00           AA+         2,616,000
                     Refunding Bonds, Convention Center Project, Series 2001F,
                     5.000%, 9/01/20 - NPFG Insured
          2,770   Santa Ana Community Redevelopment Agency, Orange County,           9/13 at 100.00             A         2,758,588
                     California, Tax Allocation Refunding Bonds, South Main
                     Street Redevelopment, Series 2003B, 5.000%, 9/01/19 - FGIC
                     Insured
          2,090   Washington Unified School District, Yolo County, California,       8/17 at 100.00          BBB+         1,864,280
                     Certificates of Participation, Series 2007, 5.125%,
                     8/01/37 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
         95,370   Total Tax Obligation/Limited                                                                           92,033,130
------------------------------------------------------------------------------------------------------------------------------------
                  TRANSPORTATION - 13.6% (8.8% OF TOTAL INVESTMENTS)
          3,950   Bay Area Toll Authority, California, Revenue Bonds, San            4/16 at 100.00            AA         4,031,963
                     Francisco Bay Area Toll Bridge, Series 2006F, 5.000%,
                     4/01/31 (UB)
            970   Bay Area Toll Authority, California, Revenue Bonds, San            4/18 at 100.00            AA         1,099,508
                     Francisco Bay Area Toll Bridge, Series 2008, Trust 3211,
                     13.298%, 4/01/39 (IF)
         11,000   Foothill/Eastern Transportation Corridor Agency, California,       1/14 at 101.00          BBB-         9,112,950
                     Toll Road Revenue Refunding Bonds, Series 1999, 5.875%,
                     1/15/29
          2,000   Orange County Transportation Authority, California, Toll Road      8/13 at 100.00            A1         2,040,180
                     Revenue Bonds, 91 Express Lanes Project, Series 2003A,
                     5.000%, 8/15/20 - AMBAC Insured
         20,000   San Francisco Airports Commission, California, Revenue Bonds,      5/10 at 101.00           AAA        20,164,996
                     San Francisco International Airport, Second Series 2000,
                     Issue 25, 5.750%, 5/01/30 - FSA Insured (Alternative
                     Minimum Tax)
                  San Francisco Airports Commission, California, Revenue
                  Refunding Bonds, San Francisco International Airport, Second
                  Series 2002, Issue 28A:
          1,480      5.250%, 5/01/17 - NPFG Insured (Alternative Minimum Tax)        5/12 at 100.00            A1         1,484,632
          3,865      5.250%, 5/01/19 - NPFG Insured (Alternative Minimum Tax)        5/12 at 100.00            A1         3,840,728
------------------------------------------------------------------------------------------------------------------------------------
         43,265   Total Transportation                                                                                   41,774,957
------------------------------------------------------------------------------------------------------------------------------------
                  U.S. GUARANTEED - 44.4% (28.7% OF TOTAL INVESTMENTS) (4)
          7,325   California County Tobacco Securitization Agency, Tobacco           6/12 at 100.00       N/R (4)         7,894,226
                     Settlement Asset-Backed Bonds, Sonoma County Tobacco
                     Funding Corporation, Series 2002B, 5.500%, 6/01/30
                     (Pre-refunded 6/01/12)
          9,000   California Department of Water Resources, Power Supply             5/12 at 101.00           Aaa        10,040,490
                     Revenue Bonds, Series 2002A, 5.125%, 5/01/18 (Pre-refunded
                     5/01/12)
          6,190   California Educational Facilities Authority, Revenue Bonds,       11/10 at 100.00        A2 (4)         6,570,066
                     University of the Pacific, Series 2000, 5.750%, 11/01/30
                     (Pre-refunded 11/01/10) - MBIA Insured
                  California Health Facilities Financing Authority, Revenue
                  Bonds, Cedars-Sinai Medical Center, Series 1999A:
          2,955      6.125%, 12/01/30 (Pre-refunded 12/01/09)                       12/09 at 101.00       N/R (4)         3,027,072
          3,200      6.250%, 12/01/34 (Pre-refunded 12/01/09)                       12/09 at 101.00       N/R (4)         3,279,040
          8,000   California Pollution Control Financing Authority, Solid Waste     11/09 at 100.00           Aaa         9,702,000
                     Disposal Revenue Bonds, North County Recycling Center,
                     Series 1991A, 6.750%, 7/01/17 (ETM)
          1,965   California State, General Obligation Bonds, Series 2002,           4/12 at 100.00           AAA         2,167,081
                     5.250%, 4/01/32 (Pre-refunded 4/01/12)

                                                           Nuveen Investments 47

    | Portfolio of Investments August 31, 2009 (Unaudited)

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  U.S. GUARANTEED (4) (continued)
$         1,515   California Statewide Community Development Authority, Water       10/13 at 101.00           AAA   $     1,764,929
                     and Wastewater Revenue Bonds, Pooled Financing Program,
                     Series 2004A, 5.250%, 10/01/24 (Pre-refunded 10/01/13) -
                     FSA Insured
                  California, General Obligation Bonds, Series 2000:
          1,105      5.500%, 6/01/25 (Pre-refunded 6/01/10)                          6/10 at 100.00           AAA         1,143,620
            315      5.500%, 6/01/25 (Pre-refunded 6/01/10)                          6/10 at 100.00           AAA           326,009
          2,500   California, General Obligation Bonds, Series 2004, 5.125%,         2/14 at 100.00           AAA         2,857,775
                     2/01/27 (Pre-refunded 2/01/14)
          4,440   Coast Community College District, Orange County, California,       8/13 at 100.00       Aa2 (4)         5,029,810
                     General Obligation Refunding Bonds, Series 2003A, 5.000%,
                     8/01/22 (Pre-refunded 8/01/13) - MBIA Insured
          1,615   Compton Unified School District, Los Angeles County,               9/13 at 100.00         A (4)         1,869,685
                     California, General Obligation Bonds, Series 2003A, 5.375%,
                     9/01/19 (Pre-refunded 9/01/13) - MBIA Insured
         12,805   Contra Costa County, California, GNMA Mortgage-Backed                No Opt. Call           AAA        17,502,641
                     Securities Program Home Mortgage Revenue Bonds, Series
                     1988, 8.250%, 6/01/21 (Alternative Minimum Tax) (ETM)
          3,000   Daly City Housing Development Finance Agency, California,         12/13 at 102.00       N/R (4)         3,568,560
                     Mobile Home Park Revenue Bonds, Franciscan Mobile Home Park
                     Project, Series 2002A, 5.850%, 12/15/32 (Pre-refunded
                     12/15/13)
          8,000   Los Angeles County Metropolitan Transportation Authority,          7/10 at 101.00        AA (4)         8,406,640
                     California, Proposition C Second Senior Lien Sales Tax
                     Revenue Bonds, Series 2000A, 5.250%, 7/01/25 (Pre-refunded
                     7/01/10) - FGIC Insured
          2,000   Los Angeles Unified School District, California, General           7/10 at 100.00       AA- (4)         2,083,800
                     Obligation Bonds, Series 2000D, 5.375%, 7/01/25
                     (Pre-refunded 7/01/10) - FGIC Insured
          3,005   Monterey County, California, Certificates of Participation,        8/11 at 100.00        A3 (4)         3,247,864
                     Master Plan Financing, Series 2001, 5.000%, 8/01/20
                     (Pre-refunded 8/01/11) - MBIA Insured
          2,375   Moreno Valley Unified School District, Riverside County,           8/14 at 100.00           AAA         2,772,385
                     California, General Obligation Bonds, Series 2004A, 5.250%,
                     8/01/24 (Pre-refunded 8/01/14) - FSA Insured
          5,000   Puerto Rico Infrastructure Financing Authority, Special           10/10 at 101.00           AAA         5,322,000
                     Obligation Bonds, Series 2000A, 5.500%, 10/01/32
          2,685   Sacramento County, California, Airport System Revenue Bonds,       7/12 at 100.00           AAA         2,996,165
                     Series 2002A, 5.250%, 7/01/21 (Pre-refunded 7/01/12) - FSA
                     Insured
         11,715   San Bernardino County, California, GNMA Mortgage-Backed              No Opt. Call           AAA        13,614,002
                     Securities Program Single Family Home Mortgage Revenue
                     Bonds, Series 1989A, 7.750%, 11/01/14 (Alternative Minimum
                     Tax) (ETM)
          3,000   San Francisco Airports Commission, California, Revenue             5/12 at 100.00        A1 (4)         3,324,990
                     Refunding Bonds, San Francisco International Airport,
                     Second Series 2002, Issue 28B, 5.250%, 5/01/22
                     (Pre-refunded 5/01/12) - MBIA Insured
          1,615   University of California, Certificates of Participation, San       1/10 at 101.00       Aa1 (4)         1,656,941
                     Diego and Sacramento Campus Projects, Series 2002A, 5.250%,
                     1/01/21 (Pre-refunded 1/01/10)
                  University of California, Revenue Bonds, Multi-Purpose
                  Projects, Series 2002O:
          5,265      5.000%, 9/01/18 (Pre-refunded 9/01/10) - FGIC Insured           9/10 at 101.00        AA (4)         5,557,471
         10,255      5.000%, 9/01/19 (Pre-refunded 9/01/10) - FGIC Insured           9/10 at 101.00        AA (4)        10,824,665
------------------------------------------------------------------------------------------------------------------------------------
        120,845   Total U.S. Guaranteed                                                                                 136,549,927
------------------------------------------------------------------------------------------------------------------------------------
                  UTILITIES - 7.9% (5.1% OF TOTAL INVESTMENTS)
          3,695   Long Beach Bond Finance Authority, California, Natural Gas           No Opt. Call             A         3,308,060
                     Purchase Revenue Bonds, Series 2007A, 5.000%, 11/15/35
            500   Los Angeles Department of Water and Power, California, Power       7/15 at 100.00           AAA           508,565
                     System Revenue Bonds, Series 2005, 5.000%, 7/01/31 - FSA
                     Insured (UB)
                  Merced Irrigation District, California, Electric System
                  Revenue Bonds, Series 2005:
          1,235      5.125%, 9/01/31 - SYNCORA GTY Insured                           9/15 at 100.00           N/R         1,036,437
          1,500      5.250%, 9/01/36 - SYNCORA GTY Insured                           9/15 at 100.00           N/R         1,236,585
          5,000   Merced Irrigation District, California, Revenue Certificates       9/13 at 102.00          Baa3         4,099,950
                     of Participation, Electric System Project, Series 2003,
                     5.700%, 9/01/36
          1,200   Sacramento Municipal Utility District, California, Electric          No Opt. Call            A+         1,226,472
                     Revenue Bonds, Series 2004T, 5.250%, 5/15/23 - FGIC Insured
          2,410   Sacramento Municipal Utility District, California, Electric        8/12 at 100.00           AAA         2,499,194
                     Revenue Refunding Bonds, Series 2002Q, 5.250%, 8/15/21 -
                     FSA Insured
          4,000   Southern California Public Power Authority, Revenue Bonds,         7/13 at 100.00            A+         4,195,160
                     Magnolia Power Project, Series 2003-1A, 5.000%, 7/01/20 -
                     AMBAC Insured

48 Nuveen Investments

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  UTILITIES (continued)
$         5,500   Southern California Public Power Authority, Revenue Bonds,           No Opt. Call            A+   $     6,055,995
                     Multiple Projects, Series 1989, 6.750%, 7/01/11
------------------------------------------------------------------------------------------------------------------------------------
         25,040   Total Utilities                                                                                        24,166,418
------------------------------------------------------------------------------------------------------------------------------------
                  WATER AND SEWER - 7.6% (4.9% OF TOTAL INVESTMENTS)
          5,525   California Statewide Community Development Authority, Water       10/13 at 101.00           AAA         5,708,651
                     and Wastewater Revenue Bonds, Pooled Financing Program,
                     Series 2004A, 5.250%, 10/01/24 - FSA Insured
          1,600   Eastern Municipal Water District, California, Water and            7/18 at 100.00            AA         1,924,892
                     Sewerage System Revenue Certificates of Participation,
                     Series 2008, Trust 3220, 14.247%, 7/01/35 (IF)
                  Goleta Water District, California, Certificates of
                  Participation Revenue Bonds, Series 2003:
          1,000      5.250%, 12/01/20 - NPFG Insured                                12/13 at 100.00            A+         1,070,450
          1,440      5.250%, 12/01/21 - NPFG Insured                                12/13 at 100.00            A+         1,531,325
          1,205      5.250%, 12/01/22 - NPFG Insured                                12/13 at 100.00            A+         1,225,991
            850   Healdsburg Public Financing Authority, California, Wastewater      4/16 at 100.00           AA-           812,659
                     Revenue Bonds, Series 2006, 5.000%, 4/01/36 - NPFG Insured
          1,250   Indio Water Authority, California, Water Revenue Bonds, Series     4/16 at 100.00            A+         1,205,175
                     2006, 5.000%, 4/01/31 - AMBAC Insured
            670   Metropolitan Water District of Southern California, Waterworks     7/19 at 100.00           AAA           749,596
                     Revenue Bonds, Tender Option Bond Trust 09-8B, 16.669%,
                     7/01/35 (IF)
          5,375   San Francisco City and County Public Utilities Commission,        11/12 at 100.00           AA-         5,696,049
                     California, Water Revenue Bonds, Series 2002A, 5.000%,
                     11/01/19 - NPFG Insured
                  Turlock Public Finance Authority, California, Sewerage Revenue
                  Bonds, Series 2003A:
          1,565      5.000%, 9/15/19 - FGIC Insured                                  9/13 at 100.00            AA         1,628,132
          1,650      5.000%, 9/15/20 - FGIC Insured                                  9/13 at 100.00            AA         1,698,362
------------------------------------------------------------------------------------------------------------------------------------
         22,130   Total Water and Sewer                                                                                  23,251,282
------------------------------------------------------------------------------------------------------------------------------------
$       475,726   Total Investments (cost $474,565,254) - 154.9%                                                        476,028,858
==================------------------------------------------------------------------------------------------------------------------
                  Floating Rate Obligations - (5.9)%                                                                    (18,210,000)
                  ------------------------------------------------------------------------------------------------------------------
                  Other Assets Less Liabilities - 2.2%                                                                    6,756,743
                  ------------------------------------------------------------------------------------------------------------------
                  Preferred Shares, at Liquidation Value - (51.2)% (5)                                                 (157,225,000)
                  ------------------------------------------------------------------------------------------------------------------
                  Net Assets Applicable to Common Shares - 100%                                                     $   307,350,601
                  ==================================================================================================================

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings: Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

(4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5) Preferred Share, at Liquidation Value as a percentage of Total Investments is 33.0%.

N/R   Not rated.

(ETM) Escrowed to maturity.

(IF)  Inverse floating rate investment.

(UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140. See Notes to Financial Statements, Footnote 1 - Inverse Floating Rate Securities for more information.

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 49

| Statement of
| Assets & Liabilities August 31, 2009 (Unaudited)

                                          CALIFORNIA          CALIFORNIA         CALIFORNIA          CALIFORNIA
                                               VALUE             VALUE 2   PERFORMANCE PLUS         OPPORTUNITY
                                                (NCA)               (NCB)              (NCP)               (NCO)
----------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost
   $233,171,916, $48,289,593,
   $275,344,898 and $164,195,374,
   respectively)                    $    234,107,006    $     51,296,855   $    268,659,465    $    161,192,164
Cash                                       1,389,793           1,840,599                 --             939,001
Receivables:
   Interest                                3,051,582             639,674          4,459,590           2,268,228
   Investments sold                          791,950                  --             36,050              20,600
Other assets                                  14,037                   7             78,257              46,216
----------------------------------------------------------------------------------------------------------------
   Total assets                          239,354,368          53,777,135        273,233,362         164,466,209
----------------------------------------------------------------------------------------------------------------
LIABILITIES
Cash overdraft                                    --                  --             73,197                  --
Floating rate obligations                  4,490,000                  --          7,105,000           4,285,000
Payables:
   Investments purchased                          --           3,426,561                 --                  --
   Common share dividends                    863,546             165,436            734,804             498,306
   Preferred share dividends                     N/A                 N/A              4,889               2,808
Accrued expenses:
   Management fees                           112,338              27,565            143,854              91,370
   Offering costs                                 --              15,000                 --                  --
   Other                                      90,477              15,242             93,134              47,834
----------------------------------------------------------------------------------------------------------------
   Total liabilities                       5,556,361           3,649,804          8,154,878           4,925,318
---------------------------------------------------------------------------------------------------------------
Preferred shares, at liquidation
   value                                         N/A                 N/A         91,175,000          48,775,000
---------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares                           $    233,798,007    $     50,127,331   $    173,903,484    $    110,765,891
================================================================================================================

Common shares outstanding                 25,253,681           3,287,900         12,939,442           8,143,348
================================================================================================================
Net asset value per Common share
   outstanding (net assets
   applicable to Common shares,
   divided by Common shares
   outstanding)                     $           9.26    $          15.25   $          13.44    $          13.60
================================================================================================================
NET ASSETS APPLICABLE TO COMMON
   SHARES CONSIST OF:
----------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value per
   share                            $        252,537    $         32,879   $        129,394    $         81,433
Paid-in surplus                          237,696,722          46,967,862        181,057,479         113,647,080
Undistributed (Over-distribution
   of) net investment income                 719,336             105,088          2,219,321           1,390,486
Accumulated net realized gain
   (loss) from investments and
   derivative transactions                (5,805,678)             14,240         (2,817,277)         (1,349,898)
Net unrealized appreciation
   (depreciation) of investments             935,090           3,007,262         (6,685,433)         (3,003,210)
----------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares                           $    233,798,007    $     50,127,331   $    173,903,484    $    110,765,891
================================================================================================================
Authorized shares:
   Common                                250,000,000           Unlimited        200,000,000         200,000,000
   Preferred                                     N/A                 N/A          1,000,000           1,000,000
================================================================================================================

N/A - Fund is not authorized to issue Preferred shares.

                                 See accompanying notes to financial statements.

50 Nuveen Investments

                                                                     CALIFORNIA            CALIFORNIA            CALIFORNIA
                                                             INVESTMENT QUALITY        SELECT QUALITY        QUALITY INCOME
                                                                           (NQC)                 (NVC)                 (NUC)
----------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost
   $293,021,067, $493,078,078 and
   $474,565,254, respectively)                               $      287,255,185    $      483,888,045    $      476,028,858
Cash                                                                    722,836             2,094,713               993,975
Receivables:
   Interest                                                           4,844,923             7,521,199             7,453,047
   Investments sold                                                      36,050             2,086,950                56,650
Other assets                                                             77,521                99,665               118,328
----------------------------------------------------------------------------------------------------------------------------
   Total assets                                                     292,936,515           495,690,572           484,650,858
----------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Cash overdraft                                                               --                    --                    --
Floating rate obligations                                            14,230,000            20,585,000            18,210,000
Payables:
   Investments purchased                                                     --                    --                    --
   Common share dividends                                               830,721             1,456,102             1,449,765
   Preferred share dividends                                             15,814                10,729                11,147
Accrued expenses:
   Management fees                                                      156,278               262,132               256,074
   Offering costs                                                            --                    --                    --
   Other                                                                 96,436               154,444               148,271
----------------------------------------------------------------------------------------------------------------------------
   Total liabilities                                                 15,329,249            22,468,407            20,075,257
----------------------------------------------------------------------------------------------------------------------------
Preferred shares, at liquidation
   value                                                             94,925,000           158,025,000           157,225,000
----------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares                                                    $      182,682,266    $      315,197,165    $      307,350,601
============================================================================================================================
Common shares outstanding                                            13,580,232            23,088,470            21,980,090
============================================================================================================================
Net asset value per Common share outstanding
   (net assets applicable to Common
   shares, divided by Common shares
   outstanding)                                              $            13.45    $            13.65    $            13.98
============================================================================================================================
NET ASSETS APPLICABLE TO COMMON
   SHARES CONSIST OF:
----------------------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value per
   share                                                     $          135,802    $          230,885    $          219,801
Paid-in surplus                                                     189,533,335           321,972,229           306,227,676
Undistributed (Over-distribution
   of) net investment income                                          2,300,715             4,051,269             3,671,712
Accumulated net realized gain
   (loss) from investments and
   derivative transactions                                           (3,521,704)           (1,867,185)           (4,232,192)
Net unrealized appreciation
   (depreciation) of investments                                     (5,765,882)           (9,190,033)            1,463,604
----------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares                                                    $      182,682,266    $      315,197,165    $      307,350,601
============================================================================================================================
Authorized shares:
   Common                                                           200,000,000           200,000,000           200,000,000
   Preferred                                                          1,000,000             1,000,000             1,000,000
============================================================================================================================

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 51

| Statement of
| Operations Six Months Ended August 31, 2009 (Unaudited)

                                               CALIFORNIA           CALIFORNIA           CALIFORNIA           CALIFORNIA
                                                    VALUE              VALUE 2     PERFORMANCE PLUS          OPPORTUNITY
                                                     (NCA)                (NCB)*               (NCP)                (NCO)
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                            $  6,671,397      $       883,909     $      7,904,953    $       4,989,048
-------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                   669,913              104,309              841,044              539,170
Preferred shares - auction fees                       N/A                  N/A               84,930               52,036
Preferred shares - dividend disbursing
   agent fees                                         N/A                  N/A               15,123               10,082
Shareholders' servicing agent fees and
   expenses                                        14,995                  840                8,565                5,317
Interest expense on floating rate
   obligations                                     18,717                   --               31,115               19,859
Custodian's fees and expenses                      21,950                4,261               30,945               21,285
Directors'/Trustees' fees and expenses              3,790                  635                4,335                2,775
Professional fees                                   8,140                7,955               12,913               10,270
Shareholders' reports - printing and
   mailing expenses                                35,477                2,549               25,004               18,145
Stock exchange listing fees                         4,675                   --                4,647                4,641
Investor relations expense                          9,478                1,900                7,363                4,803
Other expenses                                      4,998                2,135               15,415               13,737
-------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit        792,133              124,584            1,081,399              702,120
   Custodian fee credit                               (36)                 (76)                 (27)                 (97)
-------------------------------------------------------------------------------------------------------------------------
Net expenses                                      792,097              124,508            1,081,372              702,023
-------------------------------------------------------------------------------------------------------------------------
Net investment income                           5,879,300              759,401            6,823,581            4,287,025
-------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from investments          21,364               14,240              (21,481)             (78,988)
Change in net unrealized appreciation
   (depreciation) of investments                9,706,560            3,007,262            8,913,426            4,636,665
-------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)         9,727,924            3,021,502            8,891,945            4,557,677
-------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS
From net investment income                            N/A                  N/A             (305,755)            (172,024)
From accumulated net realized gains                   N/A                  N/A              (67,799)                  --
-------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
   Common shares from distributions to
   Preferred shareholders                             N/A                  N/A             (373,554)            (172,024)
-------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares from
   operations                                $ 15,607,224         $  3,780,903         $ 15,341,972         $  8,672,678
=========================================================================================================================

* For the period April 28, 2009 (commencement of operations) through August 31, 2009.

N/A  Fund is not authorized to issue Preferred shares.

                                 See accompanying notes to financial statements.

52 Nuveen Investments

                                                       CALIFORNIA           CALIFORNIA           CALIFORNIA
                                               INVESTMENT QUALITY       SELECT QUALITY       QUALITY INCOME
                                                             (NQC)                (NVC)                (NUC)
-------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                              $        8,441,315       $   14,717,921       $   14,418,192
-------------------------------------------------------------------------------------------------------------
EXPENSES

Management fees                                           895,573            1,513,741            1,502,025
Preferred shares - auction fees                            88,423              151,430              152,613
Preferred shares - dividend disbursing agent
   fees                                                    10,082               15,123               15,123
Shareholders' servicing agent fees and
   expenses                                                 7,948               10,696                9,926
Interest expense on floating rate obligations              61,106               90,783               79,178
Custodian's fees and expenses                              26,316               52,858               43,530
Directors'/Trustees' fees and expenses                      4,559                7,834                7,806
Professional fees                                          12,609               18,055               18,572
Shareholders' reports - printing and mailing
   expenses                                                26,587               40,272               39,320
Stock exchange listing fees                                 4,647                4,647                4,636
Investor relations expense                                  8,004               12,020               11,988
Other expenses                                             15,714               20,166               19,235
------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit              1,161,568            1,937,625            1,903,952
   Custodian fee credit                                       (18)                 (76)                 (70)
------------------------------------------------------------------------------------------------------------
Net expenses                                            1,161,550            1,937,549            1,903,882
------------------------------------------------------------------------------------------------------------
Net investment income                                   7,279,765           12,780,372           12,514,310
------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) from investments                 (91,494)             (23,167)          (1,419,289)
Change in net unrealized appreciation
   (depreciation) of investments                        9,568,835           19,072,000           14,345,156
------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                 9,477,341           19,048,833           12,925,867
------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS
From net investment income                               (239,619)            (400,997)            (411,404)
From accumulated net realized gains                      (266,062)            (450,876)            (474,141)
------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common
   shares from distributions to Preferred
   shareholders                                          (505,681)            (851,873)            (885,545)
------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares from
   operations                                  $       16,251,425       $   30,977,332       $   24,554,632
============================================================================================================

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 53

| Statement of
| Changes in Net Assets(Unaudited)

                                                             CALIFORNIA VALUE (NCA)                    CALIFORNIA VALUE 2 (NCB)
                                              -----------------------------------------------------  -----------------------------
                                                  SIX MONTHS         SIX MONTHS                            FOR THE PERIOD 4/28/09
                                                       ENDED              ENDED         YEAR ENDED    (COMMENCEMENT OF OPERATIONS)
                                                     8/31/09            2/28/09            8/31/08                THROUGH 8/31/09
----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                         $    5,879,300   $      5,875,451   $     11,743,530                  $      759,401
Net realized gain (loss) from:
   Investments                                        21,364         (5,670,030)         1,595,437                          14,240
   Forward swaps                                          --                 --          1,544,426                              --
Change in net unrealized appreciation
   (depreciation) of:
   Investments                                     9,706,560        (12,226,342)        (6,882,534)                      3,007,262
   Forward swaps                                          --                 --           (642,663)                             --
Distributions to Preferred Shareholders:
   From net investment income                            N/A                N/A                N/A                             N/A
   From accumulated net realized gains                   N/A                N/A                N/A                             N/A
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares from
   operations                                     15,607,224        (12,020,921)         7,358,196                       3,780,903
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                        (5,757,840)        (5,757,840)       (11,057,213)                       (654,313)
From accumulated net realized gains                       --         (3,257,725)          (451,828)                             --
-----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
   Common shares from distributions to
   Common shareholders                            (5,757,840)        (9,015,565)       (11,509,041)                       (654,313)
-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares:
   Proceeds from sale of shares, net of
      offering costs adjustments                          --                 --                 --                      46,900,466
   Net proceeds from shares issued to
      shareholders due to reinvestment of
      distributions                                       --                 --            114,284                              --
   Repurchased                                            --                 --                 --                              --
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares from
   capital share transactions                             --                 --            114,284                      46,900,466
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares                     9,849,384        (21,036,486)        (4,036,561)                     50,027,056
Net assets applicable to Common shares
   at the beginning of period                    223,948,623        244,985,109        249,021,670                         100,275
-----------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares
   at the end of period                       $  233,798,007   $    223,948,623   $    244,985,109                  $   50,127,331
===================================================================================================================================
Undistributed (Over-distribution of)
   net investment income at the end of
   period                                     $      719,336   $        597,876   $        488,787                  $      105,088
===================================================================================================================================

N/A  - Fund is not authorized to issue Preferred shares.

                                 See accompanying notes to financial statements.

54 Nuveen Investments

                                                 CALIFORNIA PERFORMANCE PLUS (NCP)              CALIFORNIA OPPORTUNITY (NCO)
                                          -------------------------------------------- --------------------------------------------
                                             SIX MONTHS     SIX MONTHS                    SIX MONTHS     SIX MONTHS
                                                  ENDED          ENDED     YEAR ENDED          ENDED          ENDED     YEAR ENDED
                                                8/31/09        2/28/09        8/31/08        8/31/09        2/28/09        8/31/08
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                     $   6,823,581  $   6,166,860  $  12,763,907  $   4,287,025  $   4,096,798  $   8,237,620
Net realized gain (loss) from:
   Investments                                  (21,481)    (2,747,246)     1,252,724        (78,988)    (1,281,316)       240,166
   Forward swaps                                     --             --        481,957             --             --        319,511
Change in net unrealized appreciation
   (depreciation) of:
   Investments                                8,913,426    (16,103,772)    (8,379,980)     4,636,665     (9,841,190)    (4,808,766)
   Forward swaps                                     --             --       (146,052)            --             --          1,358
Distributions to Preferred
   Shareholders:
   From net investment income                  (305,755)    (1,519,501)    (3,265,290)      (172,024)    (1,003,786)    (2,153,159)
   From accumulated net realized
     gains                                      (67,799)      (329,805)      (348,912)            --       (140,553)      (215,479)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net
   assets applicable to Common
   shares from operations                    15,341,972    (14,533,464)     2,358,354      8,672,678     (8,170,047)     1,621,251
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                   (4,942,939)    (4,512,080)    (8,917,838)    (3,200,864)    (2,867,056)    (5,776,585)
From accumulated net realized gains                  --     (1,128,020)      (963,355)            --       (379,007)      (607,718)
-----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
   Common shares from distributions
   to Common shareholders                    (4,942,939)    (5,640,100)    (9,881,193)    (3,200,864)    (3,246,063)    (6,384,303)
-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares:
   Proceeds from sale of shares, net of
      offering costs adjustments                     --             --             --             --             --             --
   Net proceeds from shares issued to
      shareholders due to reinvestment
      of distributions                               --             --             --             --             --             --
   Repurchased                                 (118,737)      (146,188)            --       (187,479)       (66,830)            --
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net
   assets applicable to Common
   shares from capital share
   transactions                                (118,737)      (146,188)            --       (187,479)       (66,830)            --
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net
   assets applicable to Common shares        10,280,296    (20,319,752)    (7,522,839)     5,284,335    (11,482,940)    (4,763,052)
Net assets applicable to Common

   shares at the beginning of period        163,623,188    183,942,940    191,465,779    105,481,556    116,964,496    121,727,548
-----------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common

   shares at the end of period            $ 173,903,484  $ 163,623,188  $ 183,942,940  $ 110,765,891  $ 105,481,556  $ 116,964,496
===================================================================================================================================
Undistributed (Over-distribution of)
   net investment income at the end
   of period                              $   2,219,321  $     644,434  $     511,590  $   1,390,486  $     476,349  $     233,032
===================================================================================================================================

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 55

| Statement of
| Changes in Net Assets (Unaudited) (continued)

                                                CALIFORNIA INVESTMENT QUALITY (NQC)           CALIFORNIA SELECT QUALITY (NVC)
                                          -------------------------------------------- --------------------------------------------
                                             SIX MONTHS     SIX MONTHS                    SIX MONTHS     SIX MONTHS
                                                  ENDED          ENDED     YEAR ENDED          ENDED          ENDED     YEAR ENDED
                                                8/31/09        2/28/09        8/31/08        8/31/09        2/28/09        8/31/08
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                     $   7,279,765  $   6,621,510  $  13,563,209  $  12,780,372  $  11,604,636  $  23,467,452
Net realized gain (loss) from:
   Investments                                  (91,494)    (3,826,201)     1,706,500        (23,167)    (2,374,000)     2,014,812
   Forward swaps                                     --             --      1,916,826             --             --      3,564,177
Change in net unrealized appreciation
   (depreciation) of:
   Investments                                9,568,835    (16,483,350)    (9,296,655)    19,072,000    (30,264,282)   (14,542,844)
   Forward swaps                                     --             --       (579,016)            --             --     (1,075,627)
Distributions to Preferred
   Shareholders:
   From net investment income                  (239,619)    (1,461,245)    (3,599,218)      (400,997)    (2,594,564)    (5,994,043)
   From accumulated net realized
     gains                                     (266,062)      (332,447)       (59,134)      (450,876)      (589,101)      (410,088)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net
   assets applicable to Common
   shares from operations                    16,251,425    (15,481,733)     3,652,512     30,977,332    (24,217,311)     7,023,839
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON
   SHAREHOLDERS
From net investment income                   (5,404,933)    (4,929,626)    (9,784,557)    (9,581,716)    (8,396,144)   (16,098,392)
From accumulated net realized gains                  --     (2,524,565)      (162,963)            --     (4,082,422)    (1,112,547)
-----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable
   to Common shares from
   distributions to Common
   shareholders                              (5,404,933)    (7,454,191)    (9,947,520)    (9,581,716)   (12,478,566)   (17,210,939)
-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares:
   Proceeds from sale of shares,
     net of offering costs
     adjustments                                     --             --             --             --             --             --
   Net proceeds from shares issued
     to shareholders due to
     reinvestment of distributions                   --             --             --             --             --             --
   Repurchased                                       --             --             --       (217,271)      (200,163)            --
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net
   assets applicable to Common
   shares from capital share
   transactions                                      --             --             --       (217,271)      (200,163)            --
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net
   assets applicable to Common
   shares                                    10,846,492    (22,935,924)    (6,295,008)    21,178,345    (36,896,040)   (10,187,100)
Net assets applicable to Common
   shares at the beginning of
   period                                   171,835,774    194,771,698    201,066,706    294,018,820    330,914,860    341,101,960
-----------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of period            $ 182,682,266  $ 171,835,774  $ 194,771,698  $ 315,197,165  $ 294,018,820  $ 330,914,860
===================================================================================================================================
Undistributed (Over-distribution
   of) net investment income at
   the end of period                      $   2,300,715  $     665,502  $     435,127  $   4,051,269  $   1,253,610  $     640,817
===================================================================================================================================

                                 See accompanying notes to financial statements.

56 Nuveen Investments

                                                                     CALIFORNIA QUALITY INCOME (NUC)
                                                           ------------------------------------------------
                                                              SIX MONTHS       SIX MONTHS
                                                                   ENDED            ENDED       YEAR ENDED
                                                                 8/31/09          2/28/09          8/31/08
-----------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                      $  12,514,310    $  11,427,787    $  22,926,029
Net realized gain (loss) from:
   Investments                                                (1,419,289)      (3,266,270)       1,242,906
   Forward swaps                                                      --               --        3,851,151
Change in net unrealized appreciation
   (depreciation) of:
   Investments                                                14,345,156      (25,106,877)      (9,075,658)
   Forward swaps                                                      --               --       (1,162,220)
Distributions to Preferred
   Shareholders:
   From net investment income                                   (411,404)      (2,539,390)      (6,363,248)
   From accumulated net realized
     gains                                                      (474,141)        (559,269)              --
-----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net
   assets applicable to Common
   shares from operations                                     24,554,632      (20,044,019)      11,418,960
-----------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                                    (9,341,539)      (8,125,415)     (15,821,435)
From accumulated net realized gains                                   --       (3,624,507)              --
-----------------------------------------------------------------------------------------------------------
Decrease in net assets applicable
   to Common shares from
   distributions to Common
   shareholders                                               (9,341,539)     (11,749,922)     (15,821,435)
-----------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares:
   Proceeds from sale of shares,
     net of offering costs
     adjustments                                                      --               --               --
   Net proceeds from shares issued to
     shareholders due to reinvestment
     of distributions                                                 --               --               --
   Repurchased                                                  (235,763)        (186,501)              --
-----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net
   assets applicable to Common
   shares from capital share
   transactions                                                 (235,763)        (186,501)              --
-----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net
   assets applicable to Common
   shares                                                     14,977,330      (31,980,442)      (4,402,475)
Net assets applicable to Common
   shares at the beginning of period                         292,373,271      324,353,713      328,756,188
-----------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of period                             $ 307,350,601    $ 292,373,271    $ 324,353,713
===========================================================================================================
Undistributed (Over-distribution
   of) net investment income at the
   end of period                                           $   3,671,712    $     910,345    $     156,979
===========================================================================================================

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 57

| Notes to
| Financial Statements(Unaudited)

1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

The funds covered in this report and their corresponding Common share stock exchange symbols are Nuveen California Municipal Value Fund, Inc. (NCA), Nuveen California Municipal Value Fund 2 (NCB), Nuveen California Performance Plus Municipal Fund, Inc. (NCP), Nuveen California Municipal Market Opportunity Fund, Inc. (NCO), Nuveen California Investment Quality Municipal Fund, Inc. (NQC), Nuveen California Select Quality Municipal Fund, Inc. (NVC) and Nuveen California Quality Income Municipal Fund, Inc. (NUC) (collectively, the "Funds"). Common shares California Value (NCA), California Performance Plus
(NCP), California Opportunity (NCO), California Investment Quality (NQC), California Select Quality (NVC) and California Quality Income (NUC) are traded on the New York Stock Exchange while Common shares of California Value 2 (NCB) are traded on the NYSE Amex. The Funds are registered under the Investment Company Act of 1940, as amended, as closed-end management investment companies.

Prior to the commencement of operations, California Value 2 (NCB) had no operations other than those related to organizational matters, the initial capital contribution of $100,275 by Nuveen Asset Management (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc. ("Nuveen"), and the recording of the organization expense ($15,000) and its reimbursement by Nuveen Investments, LLC, also a wholly owned subsidiary of Nuveen.

Each Fund seeks to provide current income exempt from both regular federal and California state income taxes by investing primarily in a portfolio of municipal obligations issued by state and local government authorities within the state of California or certain U.S. territories.

During the prior fiscal period, the Board of Directors/Trustees of the Funds approved a change in the Funds' fiscal and tax year end from August 31, to February 28/29.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with US generally accepted accounting principles.

Investment Valuation

The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Directors/Trustees. Prices of forward swap contracts are also provided by an independent pricing service approved by each Fund's Board of Directors/Trustees. When market price quotes are not readily available (which is usually the case for municipal securities), the pricing service or, in the absence of a pricing service for a particular investment or derivative instrument, the Board of Directors/Trustees of the Fund, or its designee, may establish fair value using a wide variety of market data including yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates value.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At August 31, 2009, California Value 2 (NCB) had outstanding when-issued/delayed delivery purchase commitments of $2,953,990. There were no such outstanding purchase commitments in any of the other Funds.

Investment Income

Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and California state income taxes, to retain such tax-exempt

58 Nuveen Investments
status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Common Shareholders

Dividends from tax-exempt net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to Common shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from US generally accepted accounting principles.

Preferred Shares

California Value (NCA) and California Value 2 (NCB) are not authorized to issue Preferred shares. The following Funds have issued and outstanding Preferred shares, $25,000 stated value per share, as a means of effecting financial leverage. Each Fund's Preferred shares are issued in more than one Series. The dividend rate paid by the Funds on each Series is determined every seven days, pursuant to a dutch auction process overseen by the auction agent, and is payable at the end of each rate period. As of August 31, 2009, the number of Preferred shares outstanding, by Series and in total, for each Fund is as follows:

                                                         CALIFORNIA                  CALIFORNIA   CALIFORNIA    CALIFORNIA
                                                        PERFORMANCE    CALIFORNIA    INVESTMENT       SELECT       QUALITY
                                                               PLUS   OPPORTUNITY       QUALITY      QUALITY        INCOME
                                                               (NCP)         (NCO)         (NQC)        (NVC)         (NUC)
---------------------------------------------------------------------------------------------------------------------------
Number of shares:

   Series M                                                      --            --         3,051           --         1,189
   Series T                                                   1,548            --            --        1,975            --
   Series W                                                     551         1,500           746        1,383         2,550
   Series TH                                                     --            --            --        2,963            --
   Series F                                                   1,548           451            --           --         2,550
---------------------------------------------------------------------------------------------------------------------------
Total                                                         3,647         1,951         3,797        6,321         6,289
===========================================================================================================================

Beginning in February 2008, more shares for sale were submitted in the regularly scheduled auctions for the Preferred shares issued by the Funds than there were offers to buy. This meant that these auctions "failed to clear," and that many Preferred shareholders who wanted to sell their shares in these auctions were unable to do so. Preferred shareholders unable to sell their shares received distributions at the "maximum rate" applicable to failed auctions as calculated in accordance with the pre-established terms of the Preferred shares.

These developments have generally not affected the management or investment policies of the Funds. However, one continuing implication of these auction failures for Common shareholders is that the Funds' cost of leverage likely has been incrementally higher at times than it otherwise would have been had the auctions continued to be successful. As a result, the Funds' future Common share earnings may likely have been incrementally lower than they otherwise might have been. As of August 31, 2009, the aggregate amount of outstanding Preferred shares redeemed by each Fund is as follows:

                                                         CALIFORNIA                  CALIFORNIA   CALIFORNIA    CALIFORNIA
                                                        PERFORMANCE    CALIFORNIA    INVESTMENT       SELECT       QUALITY
                                                               PLUS   OPPORTUNITY       QUALITY      QUALITY        INCOME
                                                               (NCP)         (NCO)         (NQC)        (NVC)         (NUC)
---------------------------------------------------------------------------------------------------------------------------
Preferred shares redeemed, at liquidation value         $14,825,000   $19,225,000   $17,075,000  $33,975,000   $27,775,000
===========================================================================================================================

Effective May 1, 2009, auction participation fees with respect to auctions that have failed have been reduced from 25 bps (annualized) to 15 bps (annualized). All auction participants have signed new agreements incorporating this change.

Inverse Floating Rate Securities

Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond's par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and

                                                           Nuveen Investments 59

| Notes to
| Financial Statements (Unaudited) (continued)

(b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an "inverse floater") that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates' holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond's downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond's value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an "externally-deposited inverse floater"), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a "self-deposited inverse floater"). The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as "(IF) - Inverse floating rate investment." An investment in a self-deposited inverse floater is accounted for as a financing transaction in accordance with Statement of Financial Accounting Standards No. 140 (SFAS No.
140) "Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities." In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as "(UB) - Underlying bond of an inverse floating rate trust," with the Fund accounting for the short-term floating rate certificates issued by the trust as "Floating rate obligations" on the Statement of Assets and Liabilities. In addition, the Fund reflects in "Investment Income" the entire earnings of the underlying bond and recognizes the related interest paid to the holders of the short-term floating rate certificates as "Interest expense on floating rate obligations" on the Statement of Operations.

During the six months ended August 31, 2009, each Fund invested in externally deposited inverse floaters and/or self-deposited inverse floaters.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a "recourse trust" or "credit recovery swap") (such agreements referred to herein as "Recourse Trusts") with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates issued by the trust plus any shortfalls in interest cash flows. Under these agreements, a Fund's potential exposure to losses related to or on inverse floaters may increase beyond the value of a Fund's inverse floater investments as a Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates. At period end, any such shortfall is recognized as "Unrealized depreciation on Recourse Trusts" on the Statement of Assets and Liabilities.

At August 31, 2009, the Funds were not invested in externally-deposited Recourse Trusts.

                                                                 CALIFORNIA                CALIFORNIA    CALIFORNIA    CALIFORNIA
                                       CALIFORNIA  CALIFORNIA   PERFORMANCE   CALIFORNIA   INVESTMENT        SELECT       QUALITY
                                            VALUE     VALUE 2          PLUS  OPPORTUNITY      QUALITY       QUALITY        INCOME
                                             (NCA)       (NCB)*        (NCP)        (NCO)        (NQC)         (NVC)         (NUC)
----------------------------------------------------------------------------------------------------------------------------------
Maximum exposure to Recourse Trusts          $ --        $ --          $ --         $ --         $ --          $ --          $ --
==================================================================================================================================

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters during the six months ended August 31, 2009, were as follows:

                                                                 CALIFORNIA                CALIFORNIA    CALIFORNIA    CALIFORNIA
                                       CALIFORNIA  CALIFORNIA   PERFORMANCE   CALIFORNIA   INVESTMENT        SELECT       QUALITY
                                            VALUE     VALUE 2          PLUS  OPPORTUNITY      QUALITY       QUALITY        INCOME
                                             (NCA)       (NCB)*        (NCP)        (NCO)        (NQC)         (NVC)         (NUC)
----------------------------------------------------------------------------------------------------------------------------------
Average floating rate obligations      $4,490,000        $ --    $7,312,337   $4,601,929  $14,230,000   $21,393,614   $18,592,092
Average annual interest rate and fees         .83%         --%          .84%         .86%         .85%          .84%          .84%
==================================================================================================================================

* Fund did not invest in self-deposited inverse floaters during the period April 28, 2009 (commencement of operations) through August 31, 2009.

Swap Contracts

Each Fund is authorized to enter into forward interest rate swap contracts consistent with their investment objectives and policies to reduce, increase or otherwise alter its risk profile or to alter its portfolio characteristics (i.e. duration, yield curve positioning and credit quality).

Each Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. Each Fund's use of forward interest rate swap transactions is intended to help the Fund manage its overall interest rate sensitivity, either shorter or longer, generally to more closely align the Fund's interest rate sensitivity with that of the broader municipal market. Forward interest rate swap transactions involve each Fund's agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the "effective date"). The amount of the payment obligation is based on the notional amount of the swap contract and the termination date of the swap (which is akin to a bond's maturity). The value of the Fund's swap commitment would increase or decrease based primarily on the extent to which long-term interest rates for bonds having a maturity of the swap's

60 Nuveen Investments
termination date increases or decreases. Forward interest rate swap contracts are valued daily. The net amount recorded on these transactions for each counterparty is recognized on the Statement of Assets and Liabilities as "Unrealized appreciation or depreciation on forward swaps" with the change during the fiscal period recognized on the Statement of Operations as "Change in net unrealized appreciation (depreciation) of forward swaps."

The Funds may terminate a swap contract prior to the effective date, at which point a realized gain or loss is recognized. When a forward swap is terminated, it ordinarily does not involve the delivery of securities or other underlying assets or principal, but rather is settled in cash on a net basis. Net realized gains and losses during the fiscal period are recognized on the Statement of Operations as "Net realized gain (loss) from forward swaps." Each Fund intends, but is not obligated, to terminate its forward swaps before the effective date. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the credit risk associated with a counterparty failing to honor its commitment to pay any realized gain to the Fund upon termination. The Funds did not invest in forward interest rate swap transactions during the six months ended August 31, 2009.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions. The extent of each Fund's exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange's clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the predetermined threshold amount.

Zero Coupon Securities

Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. Such securities are included in the Portfolios of Investments with a 0.000% coupon rate in their description. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Organization and Offering Costs

Nuveen Investments, LLC has agreed to reimburse all organizational costs ($15,000) and pay all Common share costs (other than the sales load) that exceed $.03 per share of California Value 2 (NCB). California Municipal Value 2's (NCB) share of Common share offering costs ($98,427) were recorded as reductions of the proceeds from the sale of Common shares.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications

Under the Funds' organizational documents, their Officers and Directors/Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with US generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

                                                           Nuveen Investments 61

| Notes to
| Financial Statements (Unaudited) (continued)

2. FAIR VALUE MEASUREMENTS

In determining the value of each Fund's investments various inputs are used. These inputs are summarized in the three broad levels listed below:

      Level 1 - Quoted prices in active markets for identical securities.

      Level 2 - Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

      Level 3 - Significant unobservable inputs (including management's assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of each Fund's fair value measurements as of August 31, 2009:

CALIFORNIA VALUE (NCA)                      LEVEL 1        LEVEL 2     LEVEL 3           TOTAL
-----------------------------------------------------------------------------------------------
Investments:
   Municipal Bonds                             $ --   $234,107,006        $ --    $234,107,006
===============================================================================================

CALIFORNIA VALUE 2 (NCB)                    LEVEL 1        LEVEL 2    LEVEL 3           TOTAL
-----------------------------------------------------------------------------------------------
Investments:
   Municipal Bonds                             $ --    $51,296,855        $ --     $51,296,855
===============================================================================================

CALIFORNIA PERFORMANCE PLUS (NCP)           LEVEL 1        LEVEL 2    LEVEL 3            TOTAL
-----------------------------------------------------------------------------------------------
Investments:
   Municipal Bonds                             $ --   $266,664,465        $ --    $266,664,465
   Short-Term Investments                        --      1,995,000          --       1,995,000
-----------------------------------------------------------------------------------------------
   Total                                       $ --   $268,659,465        $ --    $268,659,465
===============================================================================================

CALIFORNIA OPPORTUNITY (NCO)                LEVEL 1        LEVEL 2     LEVEL 3           TOTAL
-----------------------------------------------------------------------------------------------
Investments:
   Municipal Bonds                             $ --   $161,192,164        $ --    $161,192,164
===============================================================================================

CALIFORNIA INVESTMENT QUALITY (NQC)         LEVEL 1        LEVEL 2     LEVEL 3           TOTAL
-----------------------------------------------------------------------------------------------
Investments:
   Municipal Bonds                             $ --   $284,760,185        $ --    $284,760,185
   Short-Term Investments                        --      2,495,000          --       2,495,000
-----------------------------------------------------------------------------------------------
   Total                                       $ --   $287,255,185        $ --    $287,255,185
===============================================================================================

CALIFORNIA SELECT QUALITY (NVC)             LEVEL 1        LEVEL 2     LEVEL 3           TOTAL
-----------------------------------------------------------------------------------------------
Investments:
   Municipal Bonds                             $ --   $480,388,045        $ --    $480,388,045
   Short-Term Investments                        --      3,500,000          --       3,500,000
-----------------------------------------------------------------------------------------------
   Total                                       $ --   $483,888,045        $ --    $483,888,045
===============================================================================================

CALIFORNIA QUALITY INCOME (NUC)             LEVEL 1        LEVEL 2     LEVEL 3           TOTAL
-----------------------------------------------------------------------------------------------
Investments:
   Municipal Bonds                             $ --   $476,028,858        $ --    $476,028,858
===============================================================================================

3. DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

During the current fiscal period, the Funds adopted the provisions of Statement of Financial Accounting Standards No. 161 (SFAS No. 161)

"Disclosures about Derivative Instruments and Hedging Activities." This standard is intended to enhance financial statement disclosures for derivative instruments and hedging activities and enable investors to better understand: a) how and why a fund uses derivative instruments; b) how derivative instruments are accounted for; and c) how derivative instruments affect a fund's financial position, results of operations and cash flows, if any. The Funds record derivative instruments at fair value with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds' investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for SFAS No. 161 disclosure purposes. The Funds did not invest in derivative instruments during the six months ended August 31, 2009.

62 Nuveen Investments

4. FUND SHARES

Common Shares

Transactions in Common shares were as follows:

                                              CALIFORNIA VALUE (NCA)                              CALIFORNIA VALUE 2 (NCB)
                                    -----------------------------------------------   ---------------------------------------------
                                        SIX MONTHS       SIX MONTHS                                       FOR THE PERIOD 4/28/2009
                                             ENDED            ENDED      YEAR ENDED                     (COMMENCEMENT OF OPERATIONS)
                                           8/31/09          2/28/09         8/31/08                                THROUGH 8/31/09
------------------------------------------------------------------------------------------------------------------------------------
Common shares:
   Sold*                                        --               --              --                                       3,280,900
   Issued to shareholders due to
   reinvestment of distributions                --               --          11,873                                              --
   Repurchased                                  --               --              --                                              --
------------------------------------------------------------------------------------------------------------------------------------
Weighted average Common share:
   Price per share repurchased                  --               --              --                                              --
   Discount per share repurchased               --               --              --                                              --
====================================================================================================================================

                                            CALIFORNIA PERFORMANCE PLUS (NCP)                 CALIFORNIA OPPORTUNITY (NCO)
                                    -----------------------------------------------   ---------------------------------------------
                                        SIX MONTHS       SIX MONTHS                      SIX MONTHS      SIX MONTHS
                                             ENDED            ENDED      YEAR ENDED           ENDED           ENDED      YEAR ENDED
                                           8/31/09          2/28/09         8/31/08         8/31/09         2/28/09         8/31/08
------------------------------------------------------------------------------------------------------------------------------------
Common shares:
   Issued to shareholders due to
   reinvestment of distributions                --               --              --              --              --              --
   Repurchased                             (11,800)         (14,500)             --         (18,300)         (6,600)             --
------------------------------------------------------------------------------------------------------------------------------------
Weighted average Common share:
   Price per share repurchased              $10.04           $10.06              --          $10.22          $10.11              --
   Discount per share repurchased            19.69%           20.96%             --           19.64%          22.69%             --
====================================================================================================================================

                                          CALIFORNIA INVESTMENT QUALITY (NQC)                CALIFORNIA SELECT QUALITY (NVC)
                                    -----------------------------------------------   ---------------------------------------------
                                        SIX MONTHS       SIX MONTHS                      SIX MONTHS       SIX MONTHS
                                             ENDED            ENDED      YEAR ENDED           ENDED           ENDED      YEAR ENDED
                                           8/31/09          2/28/09         8/31/08         8/31/09         2/28/09         8/31/08
------------------------------------------------------------------------------------------------------------------------------------
Common shares:
   Issued to shareholders due to
   reinvestment of distributions                --               --              --              --              --              --
   Repurchased                                  --               --              --         (21,200)        (20,200)             --
------------------------------------------------------------------------------------------------------------------------------------
Weighted average Common share:
   Price per share repurchased                  --               --              --          $10.23           $9.89              --
   Discount per share repurchased               --               --              --           19.12%          22.81%             --
====================================================================================================================================

                                                                                              CALIFORNIA QUALITY INCOME (NUC)
                                                                                      ---------------------------------------------
                                                                                         SIX MONTHS      SIX MONTHS
                                                                                              ENDED           ENDED      YEAR ENDED
                                                                                            8/31/09         2/28/09         8/31/08
------------------------------------------------------------------------------------------------------------------------------------
Common shares:
   Issued to shareholders due to
   reinvestment of distributions                                                                 --              --              --
   Repurchased                                                                              (22,100)        (17,900)             --
------------------------------------------------------------------------------------------------------------------------------------
Weighted average Common share:
   Price per share repurchased                                                               $10.65          $10.40              --
   Discount per share repurchased                                                             19.10%          22.38%             --
====================================================================================================================================

* California Value 2 (NCB) was the only Fund to sell shares of Common stock during the six months ended August 31, 2009.

                                                           Nuveen Investments 63

| Notes to
| Financial Statements (Unaudited) (continued)

Preferred Shares

California Value (NCA) and California Value 2 (NCB) are not authorized to issue Preferred shares. Transactions in Preferred shares were as follows:

                                                                    CALIFORNIA PERFORMANCE PLUS (NCP)
                                    -----------------------------------------------------------------------------------------------
                                                SIX MONTHS                     SIX MONTHS
                                                  ENDED                           ENDED                        YEAR ENDED
                                                 8/31/09                         2/28/09                        8/31/08
                                    -------------------------------   -----------------------------   -----------------------------
                                            SHARES           AMOUNT          SHARES          AMOUNT          SHARES          AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
Preferred shares redeemed:
   Series T                                     --             $ --             149      $3,725,000             103      $2,575,000
   Series W                                     --               --              52       1,300,000              37         925,000
   Series F                                     --               --             149       3,725,000             103       2,575,000
------------------------------------------------------------------------------------------------------------------------------------
Total                                           --             $ --             350      $8,750,000             243      $6,075,000
====================================================================================================================================

                                                                      CALIFORNIA OPPORTUNITY (NCO)
                                    -----------------------------------------------------------------------------------------------
                                                SIX MONTHS                     SIX MONTHS
                                                  ENDED                           ENDED                        YEAR ENDED
                                                 8/31/09                         2/28/09                        8/31/08
                                    -------------------------------   -----------------------------   -----------------------------
                                            SHARES           AMOUNT          SHARES          AMOUNT          SHARES          AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
Preferred shares redeemed:
   Series W                                    405      $10,125,000          295         $7,375,000              --            $ --
   Series F                                     --               --           69          1,725,000              --              --
------------------------------------------------------------------------------------------------------------------------------------
Total                                          405      $10,125,000          364         $9,100,000              --            $ --
====================================================================================================================================

                                                                   CALIFORNIA INVESTMENT QUALITY (NQC)
                                    -----------------------------------------------------------------------------------------------
                                                SIX MONTHS                     SIX MONTHS
                                                  ENDED                           ENDED                        YEAR ENDED
                                                 8/31/09                         2/28/09                        8/31/08
                                    -------------------------------   -----------------------------   -----------------------------
                                            SHARES           AMOUNT          SHARES          AMOUNT          SHARES          AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
Preferred shares redeemed:
   Series M                                     --             $ --              --            $ --             549     $13,725,000
   Series W                                     --               --              --              --             134       3,350,000
------------------------------------------------------------------------------------------------------------------------------------
Total                                           --             $ --              --            $ --             683     $17,075,000
====================================================================================================================================

                                                                   CALIFORNIA SELECT QUALITY (NVC)
                                    -----------------------------------------------------------------------------------------------
                                                SIX MONTHS                     SIX MONTHS
                                                  ENDED                           ENDED                        YEAR ENDED
                                                 8/31/09                         2/28/09                        8/31/08
                                    -------------------------------   -----------------------------   -----------------------------
                                            SHARES           AMOUNT          SHARES          AMOUNT          SHARES          AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
Preferred shares redeemed:
   Series T                                     76       $1,900,000              65      $1,625,000             284     $ 7,100,000
   Series W                                     54        1,350,000              44       1,100,000             199       4,975,000
   Series TH                                   115        2,875,000              96       2,400,000             426      10,650,000
------------------------------------------------------------------------------------------------------------------------------------
Total                                          245       $6,125,000             205      $5,125,000             909     $22,725,000
====================================================================================================================================

                                                                     CALIFORNIA QUALITY INCOME (NUC)
                                    -----------------------------------------------------------------------------------------------
                                                SIX MONTHS                     SIX MONTHS
                                                  ENDED                           ENDED                        YEAR ENDED
                                                 8/31/09                         2/28/09                        8/31/08
                                    -------------------------------   -----------------------------   -----------------------------
                                            SHARES           AMOUNT          SHARES          AMOUNT          SHARES          AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
Preferred shares redeemed:
   Series M                                     60       $1,500,000              --            $ --             151     $ 3,775,000
   Series W                                    126        3,150,000              --              --             324       8,100,000
   Series F                                    126        3,150,000              --              --             324       8,100,000
------------------------------------------------------------------------------------------------------------------------------------
Total                                          312       $7,800,000              --            $ --             799     $19,975,000
====================================================================================================================================

64 Nuveen Investments

5. INVESTMENT TRANSACTIONS

Purchases and sales (including maturities but excluding short-term investments) during the six months ended August 31, 2009, were as follows:

                                                                  CALIFORNIA
                           CALIFORNIA          CALIFORNIA        PERFORMANCE      CALIFORNIA
                                VALUE             VALUE 2               PLUS     OPPORTUNITY
                                 (NCA)               (NCB)*             (NCP)           (NCO)
---------------------------------------------------------------------------------------------
Purchases               $     402,579         $51,275,274        $        --     $ 3,182,405
Sales and maturities        2,011,950           3,045,454          1,556,669      12,832,667
=============================================================================================

                                               CALIFORNIA         CALIFORNIA      CALIFORNIA
                                               INVESTMENT             SELECT         QUALITY
                                                  QUALITY            QUALITY          INCOME
                                                     (NQC)              (NVC)           (NUC)
---------------------------------------------------------------------------------------------
Purchases                                     $        --        $ 6,156,911     $18,653,794
Sales and maturities                            3,457,750         14,735,124      17,461,215
=============================================================================================

* For the period April 28, 2009 (commencement of operations) through August 31, 2009.

6. INCOME TAX INFORMATION

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate transactions subject to SFAS No. 140, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At August 31, 2009, the cost of investments was as follows:

                                                                           CALIFORNIA
                                      CALIFORNIA        CALIFORNIA        PERFORMANCE          CALIFORNIA
                                           VALUE           VALUE 2               PLUS         OPPORTUNITY
                                            (NCA)             (NCB)              (NCP)               (NCO)
----------------------------------------------------------------------------------------------------------
Cost of Investments                 $228,702,294       $48,258,079       $268,094,491        $159,847,884
==========================================================================================================

                                                        CALIFORNIA         CALIFORNIA          CALIFORNIA
                                                        INVESTMENT             SELECT             QUALITY
                                                           QUALITY            QUALITY              INCOME
                                                              (NQC)              (NVC)               (NUC)
----------------------------------------------------------------------------------------------------------
Cost of Investments                                   $278,672,096       $472,464,310        $456,428,876
==========================================================================================================

Gross unrealized appreciation and gross unrealized depreciation of investments at August 31, 2009, were as follows:

                                                                           CALIFORNIA
                                      CALIFORNIA        CALIFORNIA        PERFORMANCE          CALIFORNIA
                                           VALUE           VALUE 2               PLUS         OPPORTUNITY
                                            (NCA)             (NCB)              (NCP)               (NCO)
----------------------------------------------------------------------------------------------------------
Gross unrealized:
   Appreciation                     $ 13,361,680        $3,067,189       $  8,644,647         $ 6,041,638
   Depreciation                      (12,446,785)          (28,413)       (15,186,667)         (8,981,577)
----------------------------------------------------------------------------------------------------------
Net unrealized appreciation
   (depreciation) of investments    $    914,895        $3,038,776       $ (6,542,020)        $(2,939,939)
==========================================================================================================

                                                        CALIFORNIA         CALIFORNIA          CALIFORNIA
                                                        INVESTMENT             SELECT             QUALITY
                                                           QUALITY            QUALITY              INCOME
                                                              (NQC)              (NVC)               (NUC)
----------------------------------------------------------------------------------------------------------
Gross unrealized:
   Appreciation                                       $  9,242,130       $ 18,354,101      $   20,781,625
   Depreciation                                        (14,888,266)       (27,516,840)        (19,389,120)
----------------------------------------------------------------------------------------------------------
Net unrealized appreciation
   (depreciation) of investments                      $ (5,646,136)      $ (9,162,739)       $  1,392,505
==========================================================================================================

                                                           Nuveen Investments 65

| Notes to
| Financial Statements (Unaudited) (continued)

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at February 28, 2009, the Funds' last tax year end, were as follows:

                                                              CALIFORNIA                 CALIFORNIA    CALIFORNIA     CALIFORNIA
                                                 CALIFORNIA  PERFORMANCE   CALIFORNIA    INVESTMENT        SELECT        QUALITY
                                                      VALUE         PLUS  OPPORTUNITY       QUALITY       QUALITY         INCOME
                                                       (NCA)        (NCP)        (NCO)         (NQC)         (NVC)          (NUC)
---------------------------------------------------------------------------------------------------------------------------------
Undistributed net tax-exempt income *            $1,462,541   $1,568,569   $1,055,091    $1,688,789    $3,149,553     $2,816,621
Undistributed net ordinary income **                     --           --           --        83,341       531,361        360,260
Undistributed net long-term capital gains                --       81,057           --       515,283       390,678        539,793
=================================================================================================================================

* Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on February 3, 2009, paid on March 2, 2009.

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the six months ended February 28, 2009, the Funds' last tax year end, and during the tax year ended August 31, 2008 was designated for purposes of the dividends paid deduction as follows:

                                                              CALIFORNIA                 CALIFORNIA    CALIFORNIA     CALIFORNIA
                                                 CALIFORNIA  PERFORMANCE   CALIFORNIA    INVESTMENT        SELECT        QUALITY
                                                      VALUE         PLUS  OPPORTUNITY       QUALITY       QUALITY         INCOME
SIX MONTHS ENDED FEBRUARY 28, 2009                     (NCA)        (NCP)        (NCO)         (NQC)         (NVC)          (NUC)
---------------------------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income         $5,718,780   $5,707,942   $3,739,785    $6,056,724   $10,375,312    $10,102,216
Distributions from net ordinary income **         1,467,618           --      136,923       395,027     2,686,610      1,677,624
Distributions from net long-term capital gains    1,791,287    1,457,825      382,913     2,461,985     1,984,913      2,506,152
=================================================================================================================================

                                                              CALIFORNIA                 CALIFORNIA    CALIFORNIA     CALIFORNIA
                                                 CALIFORNIA  PERFORMANCE   CALIFORNIA    INVESTMENT        SELECT        QUALITY
                                                      VALUE         PLUS  OPPORTUNITY       QUALITY       QUALITY         INCOME
2008                                                   (NCA)        (NCP)        (NCO)         (NQC)         (NVC)          (NUC)
---------------------------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income        $11,056,779  $12,093,815   $7,788,970   $13,039,199   $22,149,317    $22,202,204
Distributions from net ordinary income **                --      120,294      156,931       564,093            --         44,856
Distributions from net long-term capital gains      451,828    1,312,267      823,197            --     1,522,635             --
=================================================================================================================================

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

At February 28, 2009, the Funds' last tax year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                                              CALIFORNIA                 CALIFORNIA    CALIFORNIA     CALIFORNIA
                                                 CALIFORNIA  PERFORMANCE   CALIFORNIA    INVESTMENT        SELECT        QUALITY
                                                      VALUE         PLUS  OPPORTUNITY       QUALITY       QUALITY         INCOME
                                                       (NCA)        (NCP)        (NCO)         (NQC)         (NVC)          (NUC)
---------------------------------------------------------------------------------------------------------------------------------
Expiration: February 28, 2017                    $4,394,352     $399,209     $442,824      $518,345    $2,317,690     $1,333,051
=================================================================================================================================

The Funds have elected to defer net realized losses from investments incurred from November 1, 2008 through February 28, 2009, the Funds' last tax year end, ("post-October losses") in accordance with federal income tax regulations. Post-October losses are treated as having arisen on the first day of the current fiscal year:

                                                              CALIFORNIA                 CALIFORNIA    CALIFORNIA     CALIFORNIA
                                                 CALIFORNIA  PERFORMANCE   CALIFORNIA    INVESTMENT        SELECT        QUALITY
                                                      VALUE         PLUS  OPPORTUNITY       QUALITY       QUALITY         INCOME
                                                       (NCA)        (NCP)        (NCO)         (NQC)         (NVC)          (NUC)
---------------------------------------------------------------------------------------------------------------------------------
Post-October capital losses                      $1,269,016   $2,345,602     $838,400    $3,307,592       $55,175     $1,923,603
=================================================================================================================================

7. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Each Fund's management fee is separated into two components - a complex-level component, based on the aggregate amount of all fund assets managed by the Adviser, and a specific fund-level component, based only on the amount of assets within each individual Fund, and for California Value (NCA) a gross interest income component. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

66 Nuveen Investments

California Value (NCA) pays an annual fund-level fee, payable monthly, of .15% of the average daily net assets of the Fund, as well as 4.125% of the gross interest income (excluding interest on bonds underlying a "self-deposited inverse floater" trust that is attributed to the Fund over and above the net interest earned on the inverse floater itself) of the Fund.

The annual fund-level fee, payable monthly, for each Fund (excluding California Value (NCA) and California Value 2 (NCB)) is based upon the average daily net assets of each Fund as follows:

                                               CALIFORNIA PERFORMANCE PLUS (NCP)
                                                    CALIFORNIA OPPORTUNITY (NCO)
                                             CALIFORNIA INVESTMENT QUALITY (NQC)
                                                 CALIFORNIA SELECT QUALITY (NVC)
                                                 CALIFORNIA QUALITY INCOME (NUC)
AVERAGE DAILY NET ASSETS (1)                                FUND-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $125 million                                                .4500%
For the next $125 million                                                 .4375
For the next $250 million                                                 .4250
For the next $500 million                                                 .4125
For the next $1 billion                                                   .4000
For the next $3 billion                                                   .3875
For net assets over $5 billion                                            .3750
================================================================================

The annual fund-level fee, payable monthly, for California Value 2 (NCB) is based upon the average daily managed net assets of the Fund as follows:

                                                        CALIFORNIA VALUE 2 (NCB)
AVERAGE DAILY MANAGED NET ASSETS (1)                       FUND-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $125 million                                               0.4000%
For the next $125 million                                                0.3875
For the next $250 million                                                0.3750
For the next $500 million                                                0.3625
For the next $1 billion                                                  0.3500
For Managed Assets over $2 billion                                       0.3375
================================================================================

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund net assets managed as stated in the following table. As of August 31, 2009, the complex level fee rate was .1936%.

The complex-level fee schedule is as follows:

COMPLEX-LEVEL NET ASSET BREAKPOINT LEVEL (1) EFFECTIVE RATE AT BREAKPOINT LEVEL
--------------------------------------------------------------------------------
$55 billion                                                               .2000%
$56 billion                                                               .1996
$57 billion                                                               .1989
$60 billion                                                               .1961
$63 billion                                                               .1931
$66 billion                                                               .1900
$71 billion                                                               .1851
$76 billion                                                               .1806
$80 billion                                                               .1773
$91 billion                                                               .1691
$125 billion                                                              .1599
$200 billion                                                              .1505
$250 billion                                                              .1469
$300 billion                                                              .1445
================================================================================

(1) The complex-level fee component of the management fee for the funds is calculated based upon the aggregate daily managed net assets of all Nuveen funds, with such daily managed net assets defined separately for each fund in its management agreement, but excluding assets attributable to investments in other Nuveen funds. For the complex-level and fund-level fee components, daily managed net assets include assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the funds use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by the TOB trust that has been effectively financed by the trust's issuance of floating rate securities, subject to an agreement by the Adviser to limit the amount of such assets for determining managed net assets in certain circumstances.

                                                           Nuveen Investments 67

| Notes to
| Financial Statements (Unaudited) (continued)

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Directors/Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Directors/Trustees has adopted a deferred compensation plan for independent Directors/Trustees that enables Directors/Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

8. NEW ACCOUNTING PRONOUNCEMENTS

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 166 (SFAS No. 166)

During June 2009, the Financial Accounting Standards Board issued SFAS No. 166, "Accounting for Transfers of Financial Assets - an amendment of SFAS No. 140." The objective of SFAS No. 166 is to improve the relevance, representational faithfulness, and comparability of the information that a reporting entity provides in its financial statements about a transfer of financial assets; the effects of a transfer on its financial position, financial performance, and cash flows; and a transferor's continuing involvement, if any, in transferred financial assets.

SFAS No. 166 is effective as of the beginning of each reporting entity's first annual reporting period that begins after November 15, 2009, for interim periods within that first annual reporting period and for interim and annual reporting periods thereafter. Earlier application is prohibited. The recognition and measurement provisions of SFAS No. 166 must be applied to transfers occurring on or after the effective date. Additionally, the disclosure provisions of SFAS No. 166 should be applied to transfers that occurred both before and after the effective date of SFAS No. 166. At this time, management is evaluating the implications of SFAS No. 166 and the impact it will have on the financial statement amounts and disclosures, if any.

9. SUBSEQUENT EVENTS

Distributions to Common Shareholders

The Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid on October 1, 2009, to shareholders of record on September 15, 2009, as follows:

                                                                      CALIFORNIA
                                   CALIFORNIA       CALIFORNIA       PERFORMANCE       CALIFORNIA
                                        VALUE          VALUE 2              PLUS      OPPORTUNITY
                                         (NCA)            (NCB)             (NCP)            (NCO)
--------------------------------------------------------------------------------------------------
Dividend per share                     $.0380           $.0690            $.0690           $.0730
==================================================================================================

                                                    CALIFORNIA        CALIFORNIA       CALIFORNIA
                                                    INVESTMENT            SELECT          QUALITY
                                                       QUALITY           QUALITY           INCOME
                                                          (NQC)             (NVC)            (NUC)
--------------------------------------------------------------------------------------------------
Dividend per share                                      $.0720            $.0750           $.0750
==================================================================================================

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 165 (SFAS No. 165)

In May 2009, the Financial Accounting Standards Board issued SFAS No. 165 "Subsequent Events." SFAS No. 165 requires an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. SFAS No. 165 is intended to establish general standards of accounting and for disclosure of events that occur after the balance sheet date but before financial statements are issued or are available to be issued. SFAS No. 165 requires the disclosure of the date through which an entity has evaluated subsequent events and the basis for that date - that is, whether that date represents the date the financial statements were issued or were available to be issued. SFAS No. 165 is effective for interim and annual periods ending after June 15, 2009. The Funds have performed an evaluation of subsequent events through October 27, 2009, which is the date the financial statements were issued.

68 Nuveen Investments

| Financial
| Highlights(Unaudited)

                                                           Nuveen Investments 69

| Financial
| Highlights(Unaudited)

Selected data for a Common share outstanding throughout each period:

                                                                         INVESTMENT OPERATIONS
                                              ---------------------------------------------------------------------------
                                                                              DISTRIBUTIONS    DISTRIBUTIONS
                                                                                   FROM NET             FROM
                                  BEGINNING                                      INVESTMENT          CAPITAL
                                     COMMON                           NET         INCOME TO         GAINS TO
                                      SHARE           NET       REALIZED/         PREFERRED        PREFERRED
                                  NET ASSET    INVESTMENT      UNREALIZED            SHARE-           SHARE-
                                      VALUE        INCOME      GAIN (LOSS)          HOLDERS+         HOLDERS+       TOTAL
--------------------------------------------------------------------------------------------------------------------------
CALIFORNIA VALUE (NCA)
--------------------------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2010(b)                              $ 8.87          $.23           $ .39               N/A              N/A        $ .62
2009(c)                                9.70           .23            (.70)              N/A              N/A         (.47)
Year Ended 8/31:
2008                                   9.87           .47            (.18)              N/A              N/A          .29
2007                                  10.14           .45            (.23)              N/A              N/A          .22
2006                                  10.33           .46            (.13)              N/A              N/A          .33
2005                                  10.20           .47             .21               N/A              N/A          .68
2004                                   9.93           .48             .34               N/A              N/A          .82

CALIFORNIA VALUE 2 (NCB)
--------------------------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2010(d)                               14.33           .24             .92               N/A              N/A         1.16
==========================================================================================================================

                                           LESS DISTRIBUTIONS
                               ------------------------------------------
                                           NET
                                    INVESTMENT       CAPITAL                                        ENDING
                                     INCOME TO      GAINS TO                                        COMMON
                                        COMMON        COMMON                                         SHARE         ENDING
                                        SHARE-        SHARE-                     OFFERING        NET ASSET         MARKET
                                       HOLDERS       HOLDERS        TOTAL           COSTS            VALUE          VALUE
--------------------------------------------------------------------------------------------------------------------------
CALIFORNIA VALUE (NCA)
--------------------------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2010(b)                                  $(.23)        $   -        $(.23)          $   -           $ 9.26         $ 9.09
2009(c)                                   (.23)         (.13)        (.36)              -             8.87           8.39
Year Ended 8/31:
2008                                      (.44)         (.02)        (.46)              -             9.70           9.63
2007                                      (.46)         (.03)        (.49)              -             9.87           9.65
2006                                      (.46)         (.06)        (.52)              -            10.14           9.67
2005                                      (.47)         (.08)        (.55)              -            10.33           9.92
2004                                      (.48)         (.07)        (.55)              -            10.20           9.27

CALIFORNIA VALUE 2 (NCB)
--------------------------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2010(d)                                   (.21)            -         (.21)           (.03)           15.25          14.80
==========================================================================================================================

                                                      PREFERRED SHARES AT END OF PERIOD
                                              -------------------------------------------------
                                                  AGGREGATE       LIQUIDATION
                                                     AMOUNT        AND MARKET             ASSET
                                                OUTSTANDING             VALUE          COVERAGE
                                                      (000)         PER SHARE         PER SHARE
------------------------------------------------------------------------------------------------
CALIFORNIA VALUE (NCA)
------------------------------------------------------------------------------------------------
Year Ended 2/28:
2010(b)                                                 N/A               N/A               N/A
2009(c)                                                 N/A               N/A               N/A
Year Ended 8/31:
2008                                                    N/A               N/A               N/A
2007                                                    N/A               N/A               N/A
2006                                                    N/A               N/A               N/A
2005                                                    N/A               N/A               N/A
2004                                                    N/A               N/A               N/A

CALIFORNIA VALUE 2 (NCB)
------------------------------------------------------------------------------------------------
Year Ended 2/28:
2010(d)                                                 N/A               N/A               N/A
================================================================================================

70 Nuveen Investments

                                                                          RATIOS/SUPPLEMENTAL DATA
                                                     -----------------------------------------------------------------
                                                                         RATIOS TO AVERAGE NET ASSETS
                                                                          APPLICABLE TO COMMON SHARES
                                 TOTAL RETURNS                                  BEFORE CREDIT
                            ----------------------   -----------------------------------------------------------------
                                             BASED            ENDING
                                                ON               NET
                               BASED        COMMON            ASSETS
                                  ON     SHARE NET        APPLICABLE       EXPENSES           EXPENSES             NET
                              MARKET         ASSET         TO COMMON      INCLUDING          EXCLUDING      INVESTMENT
                               VALUE*        VALUE*     SHARES (000)       INTEREST++(a)      INTEREST++(a)     INCOME++
---------------------------------------------------------------------------------------------------------------------------
CALIFORNIA VALUE (NCA)
---------------------------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2010(b)                        11.18%         7.06%         $233,798            .69%***            .68%***        5.14%***
2009(c)                        (9.08)        (4.73)          223,949            .72***             .70***         5.30***
Year Ended 8/31:
2008                            4.70          2.94           244,985            .69                .65            4.71
2007                            4.74          2.11           249,022            .65                .62            4.49
2006                            2.85          3.34           255,868            .64                .64            4.51
2005                           13.33          6.82           260,782            .63                .63            4.54
2004                            8.02          8.40           257,550            .65                .65            4.70

CALIFORNIA VALUE 2 (NCB)
---------------------------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2010(d)                          .11          7.97            50,127          .79***             .79***         4.80***
===========================================================================================================================

                                                   RATIOS/SUPPLEMENTAL DATA
                             ---------------------------------------------------------------------
                                        RATIOS TO AVERAGE NET ASSETS
                                         APPLICABLE TO COMMON SHARES
                                                 AFTER CREDIT**
                             -----------------------------------------------------
                                    EXPENSES            EXPENSES               NET       PORTFOLIO
                                   INCLUDING           EXCLUDING        INVESTMENT        TURNOVER
                                    INTEREST++(a)       INTEREST++(a)       INCOME++          RATE
---------------------------------------------------------------------------------------------------
CALIFORNIA VALUE (NCA)
---------------------------------------------------------------------------------------------------
Year Ended 2/28:
2010(b)                                  .69%***             .68%***          5.14%***           0%
2009(c)                                  .72***              .70***           5.30***           12
Year Ended 8/31:
2008                                     .69                 .64              4.72              22
2007                                     .64                 .61              4.51               8
2006                                     .63                 .63              4.52              20
2005                                     .63                 .63              4.54               4
2004                                     .65                 .65              4.70              28

CALIFORNIA VALUE 2 (NCB)
---------------------------------------------------------------------------------------------------
Year Ended 2/28:
2010(d)                                  .79***              .79***           4.80***            7
===================================================================================================

N/A   Fund is not authorized to issue Preferred shares.

* Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

      Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

**    After custodian fee credit, where applicable.

***   Annualized.

+     The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; Net Investment Income ratios reflect income earned and expenses incurred on assets attributable to Preferred shares.

(a) Interest expense arises from the application of SFAS No. 140 to certain inverse floating rate transactions entered into by the Fund as more fully described in Footnote 1 - Inverse Floating Rate Securities.

(b)   For the six months ended August 31, 2009.

(c)   For the six months ended February 28, 2009.

(d) For the period April 28, 2009 (commencement of operations) through August 31, 2009.

See accompanying notes to financial statements.

                                                           Nuveen Investments 71

| Financial
| Highlights (Unaudited) (continued)

Selected data for a Common share outstanding throughout each period:

                                                                                INVESTMENT OPERATIONS
                                                    -----------------------------------------------------------------------------
                                                                                   DISTRIBUTIONS   DISTRIBUTIONS
                                                                                        FROM NET            FROM
                                        BEGINNING                                     INVESTMENT         CAPITAL
                                           COMMON                            NET       INCOME TO        GAINS TO
                                            SHARE            NET       REALIZED/       PREFERRED       PREFERRED
                                        NET ASSET     INVESTMENT      UNREALIZED          SHARE-          SHARE-
                                            VALUE         INCOME     GAIN (LOSS)         HOLDERS+        HOLDERS+           TOTAL
----------------------------------------------------------------------------------------------------------------------------------
CALIFORNIA PERFORMANCE PLUS (NCP)
----------------------------------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2010(b)                                    $12.63          $ .53       $     .69          $ (.02)          $(.01)          $ 1.19
2009(c)                                     14.19            .48           (1.45)           (.12)           (.03)           (1.12)
Year Ended 8/31:
2008                                        14.77            .98            (.52)           (.25)           (.03)             .18
2007                                        15.45            .96            (.60)           (.26)           (.02)             .08
2006                                        15.79            .96            (.29)           (.23)              -              .44
2005                                        15.53            .97             .49            (.12)           (.01)            1.33
2004                                        14.76            .99             .80            (.06)              -             1.73

CALIFORNIA OPPORTUNITY (NCO)
----------------------------------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2010(b)                                     12.92            .53             .56            (.02)              -             1.07
2009(c)                                     14.32            .50           (1.36)           (.12)           (.02)           (1.00)
Year Ended 8/31:
2008                                        14.90           1.01            (.52)           (.26)           (.03)             .20
2007                                        15.67            .99            (.68)           (.28)              -              .03
2006                                        16.14           1.00            (.41)           (.22)              -              .37
2005                                        15.67           1.02             .50            (.12)              -             1.40
2004                                        14.77           1.03             .88            (.06)              -             1.85
==================================================================================================================================

                                                 LESS DISTRIBUTIONS
                                    --------------------------------------------
                                            NET
                                     INVESTMENT         CAPITAL                                        ENDING
                                      INCOME TO        GAINS TO                                        COMMON
                                         COMMON          COMMON                                         SHARE         ENDING
                                         SHARE-          SHARE-                     OFFERING        NET ASSET         MARKET
                                        HOLDERS         HOLDERS            TOTAL       COSTS            VALUE           VALUE
-----------------------------------------------------------------------------------------------------------------------------
CALIFORNIA PERFORMANCE PLUS (NCP)
-----------------------------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2010(b)                                  $ (.38)       $      -         $   (.38)        $ -           $13.44         $12.36
2009(c)                                    (.35)           (.09)            (.44)          -            12.63          10.87
Year Ended 8/31:
2008                                       (.69)           (.07)            (.76)          -            14.19          12.70
2007                                       (.71)           (.05)            (.76)          -            14.77          14.07
2006                                       (.78)              -             (.78)          -            15.45          14.36
2005                                       (.90)           (.17)           (1.07)          -            15.79          14.52
2004                                       (.96)              -             (.96)          -            15.53          14.26

CALIFORNIA OPPORTUNITY (NCO)
-----------------------------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2010(b)                                    (.39)              -             (.39)          -            13.60          12.63
2009(c)                                    (.35)           (.05)            (.40)          -            12.92          10.77
Year Ended 8/31:
2008                                       (.71)           (.07)            (.78)          -            14.32          12.85
2007                                       (.80)              -             (.80)          -            14.90          14.36
2006                                       (.84)              -             (.84)          -            15.67          15.36
2005                                       (.93)              -             (.93)          -            16.14          15.61
2004                                       (.95)              -             (.95)          -            15.67          14.45
=============================================================================================================================

                                                                    PREFERRED SHARES AT END OF PERIOD
                                                      -------------------------------------------------------------
                                                              AGGREGATE            LIQUIDATION
                                                                 AMOUNT             AND MARKET                ASSET
                                                            OUTSTANDING                  VALUE             COVERAGE
                                                                  (000)              PER SHARE            PER SHARE
--------------------------------------------------------------------------------------------------------------------
CALIFORNIA PERFORMANCE PLUS (NCP)
--------------------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2010(b)                                                        $ 91,175                $25,000              $72,684
2009(c)                                                          91,175                 25,000               69,865
Year Ended 8/31:
2008                                                            105,075                 25,000               68,765
2007                                                            106,000                 25,000               70,157
2006                                                            106,000                 25,000               72,255
2005                                                            106,000                 25,000               73,276
2004                                                            106,000                 25,000               72,478

CALIFORNIA OPPORTUNITY (NCO)
--------------------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2010(b)                                                          48,775                 25,000               81,774
2009(c)                                                          58,900                 25,000               69,771
Year Ended 8/31:
2008                                                             68,000                 25,000               68,002
2007                                                             68,000                 25,000               69,753
2006                                                             68,000                 25,000               71,982
2005                                                             68,000                 25,000               73,377
2004                                                             68,000                 25,000               71,964
====================================================================================================================

72 Nuveen Investments

                                                                                 RATIOS/SUPPLEMENTAL DATA
                                                                 ------------------------------------------------------------
                                                                                          RATIOS TO AVERAGE NET ASSETS
                                                                                           APPLICABLE TO COMMON SHARES
                                            TOTAL RETURNS                                           BEFORE CREDIT
                                       -----------------------                      -----------------------------------------
                                                         BASED            ENDING
                                                            ON               NET
                                          BASED         COMMON            ASSETS
                                             ON      SHARE NET        APPLICABLE      EXPENSES       EXPENSES             NET
                                         MARKET          ASSET         TO COMMON     INCLUDING      EXCLUDING      INVESTMENT
                                          VALUE*         VALUE*     SHARES (000)      INTEREST++(a)  INTEREST++(a)     INCOME++
----------------------------------------------------------------------------------------------------------------------------------
CALIFORNIA PERFORMANCE PLUS (NCP)
----------------------------------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2010(b)                                   17.57%          9.60%         $173,903          1.29%***       1.25%***        8.14%***
2009(c)                                  (10.58)         (7.75)          163,623          1.40***        1.34***         7.72***
Year Ended 8/31:
2008                                      (4.41)          1.23           183,943          1.33           1.26            6.73
2007                                       3.21            .49           191,466          1.30           1.22            6.28
2006                                       4.42           2.97           200,359          1.23           1.23            6.28
2005                                       9.66           8.89           204,692          1.23           1.23            6.22
2004                                       9.65          12.00           201,307          1.26           1.26            6.48

CALIFORNIA OPPORTUNITY (NCO)
----------------------------------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2010(b)                                   21.30           8.43           110,766          1.30***        1.26***         7.94***
2009(c)                                   12.83           6.85           105,482          1.48***        1.44***         8.00***
Year Ended 8/31:
2008                                      (5.15)          1.35           116,964          1.36           1.28            6.84
2007                                      (1.62)           .07           121,728          1.31           1.26            6.37
2006                                       4.02           2.47           127,792          1.26           1.26            6.43
2005                                      15.00           9.19           131,587          1.25           1.25            6.42
2004                                      10.63          12.86           127,743          1.28           1.28            6.72
==================================================================================================================================

                                                                           RATIOS/SUPPLEMENTAL DATA
                                                 ------------------------------------------------------------------------
                                                             RATIOS TO AVERAGE NET ASSETS
                                                              APPLICABLE TO COMMON SHARES
                                                                     AFTER CREDIT**
                                                 ---------------------------------------------------------
                                                       EXPENSES               EXPENSES                 NET      PORTFOLIO
                                                      INCLUDING              EXCLUDING          INVESTMENT       TURNOVER
                                                       INTEREST++(a)          INTEREST++(a)         INCOME++         RATE
--------------------------------------------------------------------------------------------------------------------------
CALIFORNIA PERFORMANCE PLUS (NCP)
--------------------------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2010(b)                                                    1.29%***               1.25%***            8.14%***          0%
2009(c)                                                    1.38***                1.32***             7.74***           6
Year Ended 8/31:
2008                                                       1.32                   1.25                6.74             11
2007                                                       1.28                   1.20                6.30             18
2006                                                       1.22                   1.22                6.29             11
2005                                                       1.22                   1.22                6.23              5
2004                                                       1.25                   1.25                6.49             16

CALIFORNIA OPPORTUNITY (NCO)
--------------------------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2010(b)                                                    1.30***                1.26***             7.94***           2
2009(c)                                                    1.46***                1.42***             8.02***           4
Year Ended 8/31:
2008                                                       1.35                   1.27                6.85              8
2007                                                       1.29                   1.24                6.39             10
2006                                                       1.24                   1.24                6.45             18
2005                                                       1.25                   1.25                6.43              7
2004                                                       1.28                   1.28                6.73             13
==========================================================================================================================

* Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

      Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

**    After custodian fee credit, where applicable.

***   Annualized.

+     The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; Net Investment Income ratios reflect income earned and expenses incurred on assets attributable to Preferred shares.

(a) Interest expense arises from the application of SFAS No. 140 to certain inverse floating rate transactions entered into by the Fund as more fully described in Footnote 1 - Inverse Floating Rate Securities.

(b)   For the six months ended August 31, 2009.

(c)   For the six months ended February 28, 2009.

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 73

| Financial
| Highlights (Unaudited) (continued)

Selected data for a Common share outstanding throughout each period:

                                                                                 INVESTMENT OPERATIONS
                                                     ----------------------------------------------------------------------------
                                                                                    DISTRIBUTIONS     DISTRIBUTIONS
                                                                                         FROM NET              FROM
                                         BEGINNING                                     INVESTMENT           CAPITAL
                                            COMMON                          NET         INCOME TO          GAINS TO
                                             SHARE           NET      REALIZED/         PREFERRED         PREFERRED
                                         NET ASSET    INVESTMENT     UNREALIZED            SHARE-            SHARE-
                                             VALUE        INCOME    GAIN (LOSS)           HOLDERS+          HOLDERS+        TOTAL
----------------------------------------------------------------------------------------------------------------------------------
CALIFORNIA INVESTMENT QUALITY (NQC)
----------------------------------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2010(b)                                     $12.65         $ .54          $ .70             $(.02)            $(.02)       $ 1.20
2009(c)                                      14.34           .49          (1.50)             (.11)             (.02)        (1.14)
Year Ended 8/31:
2008                                         14.81          1.00           (.47)             (.27)                -***        .26
2007                                         15.48           .97           (.59)             (.26)             (.02)          .10
2006                                         15.86           .96           (.24)             (.23)             (.01)          .48
2005                                         15.65           .98            .40              (.13)             (.01)         1.24
2004                                         15.09          1.00            .70              (.06)             (.01)         1.63

CALIFORNIA SELECT QUALITY (NVC)
----------------------------------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2010(b)                                      12.72           .55            .84              (.02)             (.02)         1.35
2009(c)                                      14.31           .50          (1.41)             (.11)             (.03)        (1.05)
Year Ended 8/31:
2008                                         14.75          1.01           (.42)             (.26)             (.02)          .31
2007                                         15.49           .98           (.64)             (.27)             (.01)          .06
2006                                         15.98           .99           (.27)             (.22)             (.02)          .48
2005                                         15.63          1.02            .53              (.13)             (.01)         1.41
2004                                         14.93          1.04            .77             (.06)              (.01)         1.74
==================================================================================================================================

                                              LESS DISTRIBUTIONS
                                    ---------------------------------------
                                               NET
                                        INVESTMENT     CAPITAL                                   ENDING
                                         INCOME TO    GAINS TO                                   COMMON
                                            COMMON      COMMON                                    SHARE         ENDING
                                            SHARE-      SHARE-                 OFFERING       NET ASSET         MARKET
                                          HOLDERS     HOLDERS         TOTAL       COSTS           VALUE          VALUE
-----------------------------------------------------------------------------------------------------------------------
CALIFORNIA INVESTMENT QUALITY (NQC)
-----------------------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2010(b)                                     $ (.40)     $    -      $  (.40)        $ -          $13.45         $12.47
2009(c)                                       (.36)       (.19)        (.55)          -           12.65          11.09
Year Ended 8/31:
2008                                          (.72)       (.01)        (.73)          -           14.34          13.08
2007                                          (.70)       (.07)        (.77)          -           14.81          13.74
2006                                          (.80)       (.06)        (.86)          -           15.48          14.63
2005                                          (.92)       (.11)       (1.03)          -           15.86          15.10
2004                                          (.97)       (.10)       (1.07)          -           15.65          14.80

CALIFORNIA SELECT QUALITY (NVC)
-----------------------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2010(b)                                       (.42)          -         (.42)          -           13.65          13.04
2009(c)                                       (.36)       (.18)        (.54)          -           12.72          10.78
Year Ended 8/31:
2008                                          (.70)       (.05)        (.75)          -           14.31          12.88
2007                                          (.75)       (.05)        (.80)          -           14.75          13.97
2006                                          (.85)       (.12)        (.97)          -           15.49          15.25
2005                                          (.96)       (.10)       (1.06)          -           15.98          15.69
2004                                          (.97)       (.07)       (1.04)          -           15.63          14.81
=======================================================================================================================

                                                               PREFERRED SHARES AT END OF PERIOD
                                                       ------------------------------------------------
                                                            AGGREGATE         LIQUIDATION
                                                               AMOUNT          AND MARKET         ASSET
                                                          OUTSTANDING               VALUE      COVERAGE
                                                                (000)           PER SHARE     PER SHARE
--------------------------------------------------------------------------------------------------------
CALIFORNIA INVESTMENT QUALITY (NQC)
--------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2010(b)                                                      $ 94,925             $25,000       $73,112
2009(c)                                                        94,925              25,000        70,256
Year Ended 8/31:
2008                                                          108,650              25,000        69,816
2007                                                          112,000              25,000        69,881
2006                                                          112,000              25,000        71,929
2005                                                          112,000              25,000        73,091
2004                                                          112,000              25,000        72,435

CALIFORNIA SELECT QUALITY (NVC)
--------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2010(b)                                                       158,025              25,000        74,865
2009(c)                                                       164,150              25,000        69,779
Year Ended 8/31:
2008                                                          176,375              25,000        71,905
2007                                                          192,000              25,000        69,414
2006                                                          192,000              25,000        71,632
2005                                                          192,000              25,000        73,058
2004                                                          192,000              25,000        71,997
========================================================================================================

74 Nuveen Investments

                                                                                  RATIOS/SUPPLEMENTAL DATA
                                                                --------------------------------------------------------------
                                                                       RATIOS TO AVERAGE NET ASSETS
                                                                        APPLICABLE TO COMMON SHARES
                                           TOTAL RETURNS                        BEFORE CREDIT
                                      -----------------------   --------------------------------------------
                                                        BASED          ENDING
                                                           ON             NET
                                          BASED        COMMON          ASSETS
                                             ON     SHARE NET      APPLICABLE      EXPENSES         EXPENSES               NET
                                         MARKET         ASSET       TO COMMON     INCLUDING        EXCLUDING        INVESTMENT
                                          VALUE*        VALUE*   SHARES (000)      INTEREST++(a)    INTEREST++(a)       INCOME++
------------------------------------------------------------------------------------------------------------------------------------
CALIFORNIA INVESTMENT QUALITY (NQC)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2010(b)                                   16.37%         9.64%       $182,682          1.32%****        1.25%****         8.27%****
2009(c)                                  (10.59)        (7.70)        171,836          1.47****         1.30****          7.87****
Year Ended 8/31:
2008                                        .53          1.78         194,772          1.39             1.24              6.77
2007                                      (1.03)          .57         201,067          1.34             1.22              6.32
2006                                       2.73          3.21         210,242          1.22             1.22              6.28
2005                                       9.33          8.18         215,446          1.21             1.21              6.24
2004                                       8.94         11.11         212,509          1.22             1.22              6.48

CALIFORNIA SELECT QUALITY (NVC)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2010(b)                                   25.23         10.76         315,197          1.28****         1.22****          8.45****
2009(c)                                  (11.80)         7.09         294,019          1.39****         1.28****          8.08****
Year Ended 8/31:
2008                                      (2.52)         2.07         330,915          1.32             1.22              6.90
2007                                      (3.40)          .29         341,102          1.28             1.19              6.36
2006                                       3.63          3.21         358,131          1.20             1.20              6.38
2005                                      13.70          9.33         369,087          1.19             1.19              6.44
2004                                      12.38         11.97         360,938          1.21             1.21              6.78
====================================================================================================================================

                                                                   RATIOS/SUPPLEMENTAL DATA
                                               -------------------------------------------------------------------
                                                          RATIOS TO AVERAGE NET ASSETS
                                                           APPLICABLE TO COMMON SHARES
                                                                   AFTER CREDIT**
                                               ---------------------------------------------------
                                                   EXPENSES           EXPENSES                 NET       PORTFOLIO
                                                  INCLUDING          EXCLUDING          INVESTMENT        TURNOVER
                                                   INTEREST++(a)      INTEREST++(a)         INCOME++          RATE
-------------------------------------------------------------------------------------------------------------------
CALIFORNIA INVESTMENT QUALITY (NQC)
-------------------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2010(b)                                                1.32%****          1.25%****           8.27%****          0%
2009(c)                                                1.46****           1.28****            7.88****           6
Year Ended 8/31:
2008                                                   1.38               1.24                6.78              15
2007                                                   1.32               1.20                6.33              12
2006                                                   1.21               1.21                6.29              11
2005                                                   1.20               1.20                6.25               5
2004                                                   1.22               1.22                6.49              20

CALIFORNIA SELECT QUALITY (NVC)
-------------------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2010(b)                                                1.28****           1.22****            8.45****           1
2009(c)                                                1.37****           1.25****            8.10****           0
Year Ended 8/31:
2008                                                   1.31               1.21                6.91              13
2007                                                   1.26               1.17                6.37              16
2006                                                   1.19               1.19                6.39              16
2005                                                   1.18               1.18                6.44               8
2004                                                   1.20               1.20                6.78              14
===================================================================================================================

* Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

      Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

**    After custodian fee credit, where applicable.

***   Rounds to less than $.01 per share.

****  Annualized.

+     The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; Net Investment Income ratios reflect income earned and expenses incurred on assets attributable to Preferred shares.

(a) Interest expense arises from the application of SFAS No. 140 to certain inverse floating rate transactions entered into by the Fund as more fully described in Footnote 1 - Inverse Floating Rate Securities.

(b)   For the six months ended August 31, 2009.

(c)   For the six months ended February 28, 2009.

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 75

| Financial
| Highlights (Unaudited) (continued)

Selected data for a Common share outstanding throughout each period:

                                                                                INVESTMENT OPERATIONS
                                                  --------------------------------------------------------------------------------
                                                                                    DISTRIBUTIONS     DISTRIBUTIONS
                                                                                         FROM NET              FROM
                                      BEGINNING                                        INVESTMENT           CAPITAL
                                         COMMON                              NET        INCOME TO          GAINS TO
                                          SHARE           NET          REALIZED/        PREFERRED         PREFERRED
                                      NET ASSET    INVESTMENT         UNREALIZED           SHARE-            SHARE-
                                          VALUE        INCOME        GAIN (LOSS)          HOLDERS+          HOLDERS+         TOTAL
-----------------------------------------------------------------------------------------------------------------------------------
CALIFORNIA QUALITY INCOME (NUC)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2010(b)                                  $13.29         $ .57           $    .59           $ (.02)            $(.02)        $ 1.12
2009(c)                                   14.73           .52              (1.28)            (.12)             (.03)          (.91)
Year Ended 8/31:
2008                                      14.93          1.04               (.23)            (.29)                -            .52
2007                                      15.60          1.01               (.59)            (.28)             (.01)           .13
2006                                      16.03          1.02               (.35)            (.23)               -***          .44
2005                                      15.49          1.04                .69             (.13)             (.01)          1.59
2004                                      14.85          1.05                .73             (.07)                -***        1.71
===================================================================================================================================

                                              LESS DISTRIBUTIONS
                                  -----------------------------------------
                                           NET
                                    INVESTMENT         CAPITAL                                       ENDING
                                     INCOME TO        GAINS TO                                       COMMON
                                        COMMON          COMMON                                         SHARE        ENDING
                                        SHARE-          SHARE-                       OFFERING      NET ASSET        MARKET
                                       HOLDERS         HOLDERS        TOTAL             COSTS          VALUE         VALUE
---------------------------------------------------------------------------------------------------------------------------
CALIFORNIA QUALITY INCOME (NUC)
---------------------------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2010(b)                                 $ (.43)         $    -      $  (.43)              $ -         $13.98        $13.55
2009(c)                                   (.37)           (.16)        (.53)                -          13.29         11.21
Year Ended 8/31:
2008                                      (.72)              -         (.72)                -          14.73         13.08
2007                                      (.77)           (.03)        (.80)                -          14.93         14.08
2006                                      (.84)           (.03)        (.87)                -          15.60         15.28
2005                                      (.97)           (.08)       (1.05)                -          16.03         15.73
2004                                     (1.02)           (.05)       (1.07)                -          15.49         15.00
===========================================================================================================================

                                                    PREFERRED SHARES AT END OF PERIOD

                                             ------------------------------------------------
                                                  AGGREGATE         LIQUIDATION
                                                     AMOUNT          AND MARKET         ASSET
                                                OUTSTANDING               VALUE      COVERAGE
                                                      (000)           PER SHARE     PER SHARE
----------------------------------------------------------------------------------------------
CALIFORNIA QUALITY INCOME (NUC)
----------------------------------------------------------------------------------------------
Year Ended 2/28:
2010(b)                                            $157,225             $25,000       $73,871
2009(c)                                             165,025              25,000        69,292
Year Ended 8/31:
2008                                                176,900              25,000        70,839
2007                                                185,000              25,000        69,427
2006                                                185,000              25,000        71,364
2005                                                185,000              25,000        72,669
2004                                                185,000              25,000        71,064
==============================================================================================

76 Nuveen Investments

                                                                                 RATIOS/SUPPLEMENTAL DATA
                                                             --------------------------------------------------------------
                                                                                       RATIOS TO AVERAGE NET ASSETS
                                                                                        APPLICABLE TO COMMON SHARES
                                         TOTAL RETURNS                                          BEFORE CREDIT
                                     ---------------------                    ---------------------------------------------
                                                     BASED          ENDING
                                                        ON             NET
                                        BASED       COMMON          ASSETS
                                           ON    SHARE NET      APPLICABLE       EXPENSES          EXPENSES             NET
                                       MARKET        ASSET       TO COMMON      INCLUDING         EXCLUDING      INVESTMENT
                                       VALUE*       VALUE*    SHARES (000)       INTEREST++(a)     INTEREST++(a)     INCOME++
---------------------------------------------------------------------------------------------------------------------------------
CALIFORNIA QUALITY INCOME (NUC)
---------------------------------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2010(b)                                 25.09%        8.52%       $307,351           1.27%****         1.22%****       8.34%****
2009(c)                                 (9.94)       (5.94)        292,373           1.37****          1.27****        8.00****
Year Ended 8/31:
2008                                    (2.12)        3.51         324,354           1.33              1.23            6.93
2007                                    (2.92)         .74         328,756           1.28              1.20            6.51
2006                                     2.90         2.96         343,096           1.21              1.21            6.54
2005                                    12.30        10.57         352,752           1.20              1.20            6.62
2004                                     9.67        11.76         340,873           1.22              1.22            6.89
=================================================================================================================================

                                                            RATIOS/SUPPLEMENTAL DATA
                                     ----------------------------------------------------------------------
                                                 RATIOS TO AVERAGE NET ASSETS
                                                  APPLICABLE TO COMMON SHARES
                                                        AFTER CREDIT**
                                     ------------------------------------------------------
                                              EXPENSES           EXPENSES               NET       PORTFOLIO
                                             INCLUDING          EXCLUDING        INVESTMENT        TURNOVER
                                              INTEREST++(a)      INTEREST++(a)       INCOME++          RATE
------------------------------------------------------------------------------------------------------------
CALIFORNIA QUALITY INCOME (NUC)
------------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2010(b)                                           1.27%****          1.22%****         8.34%****          4%
2009(c)                                           1.35****           1.25****          8.02****           6
Year Ended 8/31:
2008                                              1.32               1.22              6.94              10
2007                                              1.27               1.18              6.53              16
2006                                              1.20               1.20              6.55              12
2005                                              1.20               1.20              6.63               6
2004                                              1.21               1.21              6.89              16
============================================================================================================

* Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

      Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

**    After custodian fee credit, where applicable.

***   Rounds to less than $.01 per share.

****  Annualized.

+     The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; Net Investment Income ratios reflect income earned and expenses incurred on assets attributable to Preferred shares.

(a) Interest expense arises from the application of SFAS No. 140 to certain inverse floating rate transactions entered into by the Fund as more fully described in Footnote 1 - Inverse Floating Rate Securities.

(b)   For the six months ended August 31, 2009.

(c) For the six months ended February 28, 2009. See accompanying notes to financial statements.

                                                           Nuveen Investments 77

Annual Investment Management Agreement Approval Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board members, including by a vote of a majority of the board members who are not parties to the advisory agreement or "interested persons" of any parties (the "Independent Board Members"), cast in person at a meeting called for the purpose of considering such approval. In connection with such approvals, the fund's board members must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the advisory agreement. Accordingly, at a meeting held on May 27-29, 2009 (the "May Meeting"), the Boards of Trustees or Directors (as the case may be) (each a "Board" and each Trustee or Director, a "Board Member") of the Funds (other than the Nuveen California Municipal Value Fund 2 (the "Municipal Value Fund 2"), which is new), including a majority of the Independent Board Members, considered and approved the continuation of the advisory agreements (each an "Advisory Agreement") between each Fund (other than the Municipal Value Fund 2) and Nuveen Asset Management ("NAM") for an additional one-year period. In preparation for their considerations at the May Meeting, such Boards also held a separate meeting on April 21-22, 2009 (the "April Meeting"). Accordingly, the factors considered and determinations made regarding the renewals by the Independent Board Members include those made at the April Meeting. The initial Advisory Agreement between NAM and the Municipal Value Fund 2 was approved separately at meetings of the Board of such Fund held on February 27, 2009 and March 16, 2009.

The discussion of the approvals for the Funds other than the Municipal Value Fund 2 is set forth below in Section I, followed by the discussion in Section II of the approval for the Municipal Value Fund 2.

                                       I.
                  NUVEEN CALIFORNIA MUNICIPAL VALUE FUND, INC.
            NUVEEN CALIFORNIA PERFORMANCE PLUS MUNICIPAL FUND, INC.
           NUVEEN CALIFORNIA MUNICIPAL MARKET OPPORTUNITY FUND, INC.
           NUVEEN CALIFORNIA INVESTMENT QUALITY MUNICIPAL FUND, INC.
             NUVEEN CALIFORNIA SELECT QUALITY MUNICIPAL FUND, INC.
              NUVEEN CALIFORNIA QUALITY INCOME MUNICIPAL FUND, INC.

78 Nuveen Investments

With respect to the Funds listed above (for purposes of this Section I, the "Funds"), in evaluating the applicable Advisory Agreements (for purposes of this
Section I, the "Advisory Agreements"), the Independent Board Members reviewed a broad range of information relating to the Funds and NAM, including absolute performance, fee and expense information for the Funds as well as comparative performance, fee and expense information for a comparable peer group of funds, the performance information of recognized and/or customized benchmarks (as applicable) of the Funds, the profitability of Nuveen for its advisory activities (which includes its wholly owned subsidiaries other than Winslow Capital Management, Inc. ("Winslow Capital"), which was recently acquired in December 2008), and other information regarding the organization, personnel, and services provided by NAM. The Independent Board Members also met quarterly as well as at other times as the need arose during the year and took into account the information provided at such meetings and the knowledge gained therefrom. Prior to approving the renewal of the Advisory Agreements, the Independent Board Members reviewed the foregoing information with their independent legal counsel and with management, reviewed materials from independent legal counsel describing applicable law and their duties in reviewing advisory contracts, and met with independent legal counsel in private sessions without management present. The Independent Board Members considered the legal advice provided by independent legal counsel and relied upon their knowledge of NAM, its services and the Funds resulting from their meetings and other interactions throughout the year and their own business judgment in determining the factors to be considered in evaluating the Advisory Agreements. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund's Advisory Agreement. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members' considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. NATURE, EXTENT AND QUALITY OF SERVICES

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of NAM's services, including advisory services and administrative services. The Independent Board Members reviewed materials outlining, among other things, NAM's organization and business; the types of services that NAM or its affiliates provide and are expected to provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line.

                                                           Nuveen Investments 79

In reviewing the services provided and the initiatives undertaken during the past year, the Independent Board Members recognized the severe market turmoil experienced in the capital markets during recent periods, including sustained periods of high volatility, credit disruption and government intervention. The Independent Board Members considered NAM's efforts, expertise and other actions taken to address matters as they arose that impacted the Funds. The Independent Board Members recognized the role of the Investment Services group which, among other things, monitors the various positions throughout the Nuveen fund complex to identify and address any systematic risks. In addition, the Capital Markets Committee of NAM provides a multi-departmental venue for developing new policies to mitigate any risks. The Independent Board Members further recognized NAM's continuous review of the Nuveen funds' investment strategies and mandates in seeking to continue to refine and improve the investment process for the funds, particularly in light of market conditions. With respect to closed-end funds that issued auction rate preferred shares ("ARPs") or that otherwise utilize leverage, the Independent Board Members noted, in particular, NAM's efforts in refi-nancing the preferred shares of such funds frozen by the collapse of the auction rate market and managing leverage during a period of rapid market declines, particularly for the non-equity funds. Such efforts included negotiating and maintaining the availability of bank loan facilities and other sources of credit used for investment purposes or to satisfy liquidity needs, liquidating portfolio securities during difficult times to meet leverage ratios, and seeking alternative forms of debt and other leverage that may over time reduce financing costs associated with ARPs and enable the funds that have issued ARPs to restore liquidity to ARPs holders. The Independent Board Members also noted Nuveen's continued commitment and efforts to keep investors and financial advisers informed as to its progress with the ARPs through, among other things, conference calls, emails, press releases, information posted on its website, and telephone calls and in-person meetings with financial advisers. In addition to the foregoing, the Independent Board Members also noted the additional services that NAM or its affiliates provide to closed-end funds, including, in particular, Nuveen's continued commitment to supporting the secondary market for the common shares of its closed-end funds through a variety of programs designed to raise investor and analyst awareness and understanding of closed-end funds. These efforts include maintaining an investor relations program to provide timely information and education to financial advisers and investors; providing advertising and marketing for the closed-end funds; maintaining websites; and providing educational seminars.

As part of their review, the Independent Board Members also evaluated the background, experience and track record of NAM's investment personnel. In this regard, the Independent Board Members considered any changes in the personnel, and the impact on the level of services provided to the Funds, if any. The Independent Board Members also reviewed information regarding portfolio manager compensation arrangements to evaluate NAM's ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an incentive for taking undue risks.

80 Nuveen Investments

In addition to advisory services, the Independent Board Members considered the quality of administrative services provided by NAM and its affiliates including product management, fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support. Given the importance of compliance, the Independent Board Members considered NAM's compliance program, including the report of the chief compliance officer regarding the Funds' compliance policies and procedures.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the respective Funds under the Advisory Agreements were satisfactory.

B. THE INVESTMENT PERFORMANCE OF THE FUNDS AND NAM

The Board considered the investment performance of each Fund, including the Fund's historic performance as well as its performance compared to funds with similar investment objectives (the "Performance Peer Group") based on data provided by an independent provider of mutual fund data as well as recognized and/or customized benchmarks (as applicable). The Independent Board Members reviewed performance information including, among other things, total return information compared with the Fund's Performance Peer Group and recognized and/or customized benchmarks (as applicable) for the quarter-, one-, three- and five-year periods (as applicable) ending December 31, 2008 and for the same periods (as applicable) ending March 31, 2009. The Independent Board Members also reviewed performance information of the Nuveen municipal funds managed by NAM in the aggregate ranked by peer group and the performance of such funds, in the aggregate, relative to their benchmark. This information supplemented the Fund performance information provided to the Board at each of its quarterly meetings.

In comparing a fund's performance with that of its Performance Peer Group, the Independent Board Members took into account that the closest Performance Peer Group in certain instances may not adequately reflect the respective fund's investment objectives and strategies thereby hindering a meaningful comparison of the fund's performance with that of the Performance Peer Group. The Independent Board Members further considered the performance of the Funds in the context of the volatile market conditions during the past year, and their impact on various asset classes and the portfolio management of the Funds.

Based on their review and factoring in the severity of market turmoil in 2008, the Independent Board Members determined that each Fund's investment performance over time had been satisfactory.

                                                           Nuveen Investments 81

C. FEES, EXPENSES AND PROFITABILITY

      1. Fees and Expenses

      The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund's gross management fees, net management fees and total expense ratios (before and after expense reimbursements and/or waivers) in absolute terms as well as compared to the fee and expenses of a comparable universe of unaffiliated funds based on data provided by an independent fund data provider (the "Peer Universe") and in certain cases, to a more focused subset of funds in the Peer Universe (the "Peer Group").

      The Independent Board Members further reviewed data regarding the construction of the applicable Peer Universe and Peer Group. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as the asset level of a fund relative to peers, the size and particular composition of the Peer Universe or Peer Group, the investment objectives of the peers, expense anomalies, changes in the funds comprising the Peer Universe or Peer Group from year to year, levels of reimbursement and the timing of information used may impact the comparative data, thereby limiting the ability to make a meaningful comparison. In addition, the Independent Board Members also considered, among other things, the differences in the use and type of leverage compared to the peers. The Independent Board Members also considered the differences in the states reflected in the respective Peer Group. In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen (applicable, in particular, for certain closed-end funds launched since 1999).

      Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund's management fees and net total expense ratio were reasonable in light of the nature, extent and quality of services provided to the Fund.

      2. Comparisons with the Fees of Other Clients

      The Independent Board Members further reviewed information regarding the nature of services and fee rates offered by NAM to other clients. Such other clients include NAM's municipal separately managed accounts. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

82 Nuveen Investments

      3. Profitability of Nuveen

      In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen's wholly-owned affiliated sub-advisers other than Winslow Capital) and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen's advisory activities for the last two years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2008. In addition, the Independent Board Members reviewed information regarding the financial results of Nuveen for 2008 based on its Form 8-K filed on March 31, 2009. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they had also appointed an Independent Board Member as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen's revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with similar amounts of assets under management and relatively comparable asset composition prepared by Nuveen.

      In reviewing profitability, the Independent Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser's particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen's methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen's investment in its fund business.

      Based on their review, the Independent Board Members concluded that Nuveen's level of profitability for its advisory activities was reasonable in light of the services provided.

      In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to NAM by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) NAM and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds, if any. See Section E below for additional information on indirect benefits NAM may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

                                                           Nuveen Investments 83

      D. ECONOMIES OF SCALE AND WHETHER FEE LEVELS REFLECT THESE ECONOMIES OF SCALE

      With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase. In this regard, the Independent Board Members noted that although closed-end funds may from time-to-time make additional share offerings, the growth of their assets will occur primarily through the appreciation of such funds' investment portfolio. While economies of scale result when costs can be spread over a larger asset base, the Independent Board Members also recognized that the asset levels generally declined in 2008 due to, among other things, the market downturn. Accordingly, for funds with a reduction in assets under management, advisory fee levels may have increased as breakpoints in the fee schedule were no longer surpassed.

      In addition to fund-level advisory fee breakpoints, the Board also considered the Funds' complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex generally are reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen's costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. Generally, the complex-wide pricing reduces Nuveen's revenue because total complex fund assets have consistently grown in prior years. As noted, however, total fund assets declined in 2008 resulting in a smaller downward adjustment of revenues due to complex-wide pricing compared to the prior year.

      Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

      E.    INDIRECT BENEFITS

      In evaluating fees, the Independent Board Members received and considered information regarding potential "fall out" or ancillary benefits NAM or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered revenues received by affiliates of NAM for serving as agent at Nuveen's trading desk.

84 Nuveen Investments

      In addition to the above, the Independent Board Members considered whether NAM received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to NAM in managing the assets of the Funds and other clients. The Independent Board Members noted that NAM does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating "commissions," NAM intends to comply with the applicable safe harbor provisions.

      Based on their review, the Independent Board Members concluded that any indirect benefits received by NAM as a result of its relationship with the Funds were reasonable and within acceptable parameters.

      F.    OTHER CONSIDERATIONS

      The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the Advisory Agreements are fair and reasonable, that NAM's fees are reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

                                       II
                    NUVEEN CALIFORNIA MUNICIPAL VALUE FUND 2

      The Board is responsible for approving the advisory arrangement of the Municipal Value Fund 2 (for purposes of this Section II, the "Fund") and, at meetings held on February 27, 2009 and March 16, 2009 (collectively, for purposes of this Section II, the "Meeting"), the Board Members, including the Independent Board Members, considered and approved the investment advisory agreement (for purposes of this Section II, the "Advisory Agreement") between the Fund and NAM.

      To assist the Board in its evaluation of the Advisory Agreement at the Meeting, the Independent Board Members had received, in adequate time in advance of the Meeting or at prior meetings, materials which outlined, among other things:

      o the nature, extent and quality of services expected to be provided by NAM;

      o the organization of NAM, including the responsibilities of various departments and key personnel;

      o the expertise and background of NAM with respect to the Fund's investment strategy;

      o the performance records of NAM and of certain similar Nuveen funds (as described below);

      o the profitability of Nuveen Investments, Inc. ("Nuveen") (which incorporated Nuveen's wholly-owned affiliated sub-advisers);

      o the proposed management fees of NAM, including comparisons of such fees with the management fees of comparable, unaffiliated funds, as well as comparable, affiliated funds;

                                                           Nuveen Investments 85

      o the advisory fees NAM assesses to other types of investment products or clients;

      o the expected expenses of the Fund, including comparisons of the Fund's expected expense ratio with the expense ratios of comparable, unaffiliated funds, as well as comparable, affiliated funds; and

      o     the soft dollar practices of NAM, if any.

      At the Meeting, NAM made a presentation to and responded to questions from the Board. During the Meeting, the Independent Board Members also met privately with their legal counsel to review the Board's duties under the 1940 Act, the general principles of state law in reviewing and approving advisory contracts, the standards used by courts in determining whether investment company boards of directors have fulfilled their duties, factors to be considered in voting on advisory contracts and an adviser's fiduciary duty with respect to advisory agreements and compensation. It is with this background that the Independent Board Members considered the advisory agreement with NAM for the Fund. As outlined in more detail below, the Independent Board Members considered all factors they believed relevant with respect to the Fund, including the following: (a) the nature, extent and quality of the services to be provided by NAM; (b) investment performance, as described below; (c) the profitability of Nuveen and its affiliates; (d) the extent to which economies of scale would be realized; and (e) whether fee levels reflect these economies of scale for the benefit of Fund investors.

      A.    NATURE, EXTENT AND QUALITY OF SERVICES

      The Independent Board Members considered the nature, extent and quality of NAM's services, including advisory services and administrative services. As NAM already serves as adviser to other Nuveen funds overseen by the Board Members, the Board has a good understanding of NAM's organization, operations and personnel. As the Independent Board Members meet regularly throughout the year to oversee the Nuveen funds, including funds currently advised by NAM, the Independent Board Members have relied upon their knowledge from their meetings and any other interactions throughout the year of NAM and its services in evaluating the Advisory Agreement.

      At the Meeting and at prior meetings, the Independent Board Members reviewed materials outlining, among other things, Nuveen's organization and business; the types of services that NAM or its affiliates provide to the Nuveen funds and are expected to provide to the Fund; and NAM's experience with applicable investment strategies. The Independent Board Members further evaluated the professional experience, qualifications and credentials of NAM's investment personnel.

      In addition to advisory services, the Independent Board Members considered the quality of any administrative or non-advisory services to be provided. In this regard, NAM is expected to provide the Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by others for the Fund) and officers and other personnel as are necessary for the operations of the Fund. In addition to investment management services, NAM and its affiliates will provide the Fund with a wide range of services, including, among other things, product management, fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support.

86 Nuveen Investments

      In addition to the foregoing services, the Independent Board Members also noted the additional services that NAM or its affiliates provide to closed-end funds, including, in particular, its secondary market support activities and the costs of such activities. The Independent Board Members have recognized Nuveen's continued commitment to supporting the secondary market for the common shares of its closed-end funds through a variety of programs designed to raise investor and analyst awareness and understanding of closed-end funds. These efforts include maintaining an investor relations program to timely provide information and education to financial advisers and investors; providing advertising and marketing for the closed-end funds; maintaining its closed-end fund website; and providing educational seminars.

      Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services expected to be provided to the Fund under the Advisory Agreement were satisfactory.

      B.    INVESTMENT PERFORMANCE

      The Fund is new and therefore does not have its own performance history. However, the Independent Board Members are familiar with NAM's performance record on other Nuveen funds, and the Fund is expected to employ a substantially similar investment philosophy and strategies that have guided two other Nuveen state municipal closed-end funds (specifically, the Nuveen New York Municipal Value Fund, Inc. (NNY) and the Nuveen California Municipal Value Fund, Inc. (NCA)). Accordingly, the Board Members were provided with certain performance information for these comparable funds, including calendar year total returns for the years 2000 through 2008.

      C.    FEES, EXPENSES AND PROFITABILITY

            1. Fees and Expenses

            In evaluating the management fees and expenses that the Fund was expected to bear, the Independent Board Members considered, among other things, the Fund's proposed management fee structure and its expected expense ratios in absolute terms as well as compared with the fees and expense ratios of comparable, unaffiliated funds and comparable, affiliated funds. In this regard, the Independent Board Members noted the limited universe of municipal funds with an unleveraged capital structure, and the even more limited universe of state municipal funds with an unleveraged capital structure (i.e., none other than for the states of California and New York), which made it difficult to make peer group comparisons.

            In addition, the Fund was not expected to issue preferred shares or debt instruments; however, the Board Members noted that the Fund may make investments in inverse floating rate securities (including inverse floating rate securities representing interests in so-called "tender option bond trusts" formed by third-party sponsors for the purpose of holding municipal bonds). The Independent Board Members recognized that assets financed through the creation of tender option bond trusts in which the Fund may invest or other financial leverage used would be included in the amount of assets upon which the advisory fee is calculated. In this regard, the Independent Board Members noted that the advisory fee is based on a percentage of average daily "Managed Assets." "Managed Assets" generally means the total

                                                           Nuveen Investments 87
            assets of the Fund (including assets attributable to the Fund's use of financial leverage such as, but not limited to, proceeds from tender option bond trusts) minus the sum of accrued liabilities (other than Fund liabilities incurred for the express purpose of creating financial leverage). Accordingly, the advisory fees paid to NAM for investment advisory services will be higher if the Fund uses financial leverage, which may create a conflict of interest between NAM and the Fund's shareholders. This methodology is consistent with that used on Nuveen taxable leveraged funds and a Nuveen national municipal closed-end fund with a similar capital structure. The Independent Board Members also considered the fund-level breakpoint schedule and the complex-wide breakpoint schedule (described in further detail below) and any applicable expense reimbursements to be provided. Based on their review of the fee and expense information provided, the Independent Board Members determined that the Fund's management fees and net total expense ratio were reasonable in light of the nature, extent and quality of services to be provided to the Fund.

            2.    Comparisons with the Fees of Other Clients

            Due to their experience with other Nuveen funds, the Board Members were familiar with the fees NAM assesses to other clients of Nuveen or its affiliates, including NAM's municipal separately managed accounts. In evaluating the comparisons of fees, the Independent Board Members have noted, at the Meeting or at prior meetings, that the fee rates charged to a fund (such as the Fund) and charged to other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Fund. Accordingly, the Independent Board Members have considered the differences in the product types, including, but not limited to, the services to be provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members have noted, in particular, that the range of services as described above to be provided to a fund (such as the Fund) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services to be provided to a fund, the Independent Board Members believe such facts justify the different levels of fees.

            3.    Profitability of Nuveen

            In conjunction with its review of fees at prior meetings, the Independent Board Members have considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen's wholly-owned affiliated sub-advisers) and its financial condition. At the Meeting or prior meetings, the Independent Board Members reviewed the revenues and expenses of Nuveen's advisory activities and the allocation methodology used in preparing the profitability data.

88 Nuveen Investments

            The Independent Board Members have also considered, at the Meeting or at prior meetings, Nuveen's profitability compared with other fund sponsors prepared by two independent third party service providers as well as comparisons of the revenues, expenses and profit margins of various unaffiliated management firms with similar amounts of assets under management prepared by Nuveen.

            In reviewing profitability, the Independent Board Members have recognized the subjective nature of determining profitability, which may be affected by numerous factors, including the allocation of expenses. Further, the Independent Board Members have recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser's particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen's methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen's investment in its fund business. The Independent Board Members further received the Form 8-K of Nuveen for the quarter ending September 30, 2008. Based on its review, the Independent Board Members concluded that Nuveen's level of profitability for its advisory activities was reasonable in light of the services to be provided.

            In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other amounts expected to be paid to NAM as well as any indirect benefits (such as soft dollar arrangements, if any) NAM and its affiliates are expected to receive that are directly attributable to their management of the Fund, if any. See Section E below for additional information on indirect benefits NAM may receive as a result of its relationship with the Fund. Based on their review of the overall fee arrangements of the Fund, the Independent Board Members determined that the advisory fees and expected expenses of the Fund were reasonable.

                                                           Nuveen Investments 89

      D. ECONOMIES OF SCALE AND WHETHER FEE LEVELS REFLECT THESE ECONOMIES OF SCALE

      With respect to economies of scale, the Independent Board Members recognized the potential benefits resulting from the costs of the Fund being spread over a larger asset base. The Independent Board Members therefore considered whether the Fund could be expected to benefit from any economies of scale. In considering economies of scale, the Independent Board Members have recognized that economies of scale are difficult to measure and predict with precision. Notwithstanding the foregoing, one method to help ensure that shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Accordingly, the Independent Board Members received and reviewed the schedule of proposed advisory fees for the Fund, including the fund-level breakpoints thereto. In this regard, given that the Fund is a closed-end fund, the Independent Board Members recognized that although the Fund may from time to time make additional share offerings, the growth in its assets will occur primarily through appreciation of its investment portfolio.

      In addition to fund-level advisory fee breakpoints, the Board also considered the Fund's complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex, including the Fund, are reduced as the assets in the fund complex reach certain levels. In evaluating the complex-wide fee arrangement, the Independent Board Members have considered that the complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen's costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. Based on their review, the Independent Board Members concluded that the breakpoint schedule and complex-wide fee arrangement were acceptable and desirable in providing benefits from economies of scale to shareholders of the Fund.

90 Nuveen Investments

      E.    INDIRECT BENEFITS

      In evaluating fees, the Independent Board Members also considered information regarding potential "fall out" or ancillary benefits NAM or its affiliates may receive as a result of its relationship with the Fund. In this regard, the Independent Board Members considered the revenues received by affiliates of NAM for serving as agent at Nuveen's preferred trading desk and for serving as a co-manager in the initial public offering of new closed-end exchange traded funds.

      In addition to the above, the Independent Board Members considered whether NAM will receive any benefits from soft dollar arrangements whereby a portion of the commissions paid by the Fund for brokerage may be used to acquire research that may be useful to NAM in managing the assets of the Fund and other clients. The Independent Board Members noted that NAM does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating "commissions," NAM intends to comply with the applicable safe harbor provisions.

      Based on their review, the Independent Board Members concluded that any indirect benefits received by NAM as a result of its relationship with the Fund were reasonable and within acceptable parameters.

      F.    APPROVAL

      The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including a majority of the Independent Board Members, concluded that the terms of the Advisory Agreement were fair and reasonable, that NAM's fees are reasonable in light of the services to be provided to the Fund and that the Advisory Agreement should be and was approved on behalf of the Fund.

                                                           Nuveen Investments 91

Reinvest Automatically Easily and Conveniently

      NUVEEN MAKES REINVESTING EASY. A PHONE CALL IS ALL IT TAKES TO SET UP YOUR REINVESTMENT ACCOUNT.

      NUVEEN CLOSED-END FUNDS DIVIDEND REINVESTMENT PLAN

      Your Nuveen Closed-End Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional Fund shares.

      By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

      It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

      EASY AND CONVENIENT

      To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

      HOW SHARES ARE PURCHASED

      The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day immediately prior to the purchase date. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price

92 Nuveen Investments
      per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

      FLEXIBLE

      You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

      You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

      The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

      CALL TODAY TO START REINVESTING DIVIDENDS AND/OR DISTRIBUTIONS

      For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

                                                           Nuveen Investments 93

Glossary of Terms Used in this Report

      o AUCTION RATE BOND: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have "failed," with current holders receiving a formula-based interest rate until the next scheduled auction.

      o AVERAGE ANNUAL TOTAL RETURN: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

      o AVERAGE EFFECTIVE MATURITY: The average of the number of years to maturity of the bonds in a Fund's portfolio, computed by weighting each bond's time to maturity (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions unless an escrow account has been established to redeem the bond before maturity. The market value weighting for an investment in an inverse floating rate security is the value of the portfolio's residual interest in the inverse floating rate trust, and does not include the value of the floating rate securities issued by the trust.

      o INVERSE FLOATERS: Inverse floating rate securities, also known as inverse floaters, are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond's par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an "inverse floater") to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates' holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond's downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond's value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

94 Nuveen Investments

      o LEVERAGE-ADJUSTED DURATION: Duration is a measure of the expected period over which a bond's principal and interest will be paid, and consequently is a measure of the sensitivity of a bond's or bond Fund's value to changes when market interest rates change. Generally, the longer a bond's or Fund's duration, the more the price of the bond or Fund will change as interest rates change. Leverage-adjusted duration takes into account the leveraging process for a Fund and therefore is longer than the duration of the Fund's portfolio of bonds.

      o MARKET YIELD (ALSO KNOWN AS DIVIDEND YIELD OR CURRENT YIELD): An investment's current annualized dividend divided by its current market price.

      o NET ASSET VALUE (NAV): A Fund's NAV per common share is calculated by subtracting the liabilities of the Fund (including any Preferred shares issued in order to leverage the Fund) from its total assets and then dividing the remainder by the number of common shares outstanding. Fund NAVs are calculated at the end of each business day.

      o TAXABLE-EQUIVALENT YIELD: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.

      o ZERO COUPON BOND: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

                                                           Nuveen Investments 95

Notes

96 Nuveen Investments

Other Useful Information

BOARD OF DIRECTORS/TRUSTEES

John P. Amboian
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone
Terence J. Toth

FUND MANAGER

Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN

State Street Bank & Trust
Company
Boston, MA

TRANSFER AGENT AND SHAREHOLDER SERVICES

State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

LEGAL COUNSEL

Chapman and Cutler LLP
Chicago, IL

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
Chicago, IL

QUARTERLY PORTFOLIO OF INVESTMENTS AND PROXY VOTING INFORMATION

You may obtain (i) each Fund's quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the twelve-month period ended June 30, 2009, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public References Section at 100 F Street NE, Washington, D.C. 20549.

CEO CERTIFICATION DISCLOSURE

Each Fund's Chief Executive Officer has submitted to the New York Stock Exchange
(NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

COMMON AND PREFERRED SHARE INFORMATION

Each Fund intends to repurchase and/or redeem shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. During the period covered by this report, the Funds repurchased and/or redeemed shares of their common and/or preferred stock as shown in the accompanying table.

                                         COMMON SHARES          PREFERRED SHARES
FUND                                       REPURCHASED                  REDEEMED
NCA                                                 --                       N/A
NCB                                                 --                       N/A
NCP                                             11,800                        --
NCO                                             18,300                       405
NQC                                                 --                        --
NVC                                             21,200                       245
NUC                                             22,100                       312
N/A - Fund is unleveraged.
Any future repurchases and/or redemptions will be reported to shareholders in the next annual or semi-annual report.

                                                           Nuveen Investments 97

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility. Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

WE OFFER MANY DIFFERENT INVESTING SOLUTIONS FOR OUR CLIENTS' DIFFERENT NEEDS.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets its growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, the Company managed $128 billion of assets on June 30, 2009.

FIND OUT HOW WE CAN HELP YOU REACH YOUR FINANCIAL GOALS.

To learn more about the products and services Nuveen Investments offers, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Be sure to obtain a prospectus, where applicable. Investors should consider the investment objective and policies, risk considerations, charges and expenses of the Fund carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. For a prospectus, please contact your securities representative or NUVEEN INVESTMENTS, 333 W. WACKER DR., CHICAGO, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: WWW.NUVEEN.COM/CEF

o     Share prices

o     Fund details

o     Daily financial news

o     Investor education

o     Interactive planning tools

Distributed by
Nuveen Investments, LLC
333 West Wacker Drive                                    It's not what you earn,
Chicago, IL 60606                                         it's what you keep.(R)
www.nuveen.com

ESA-A-0809D

ITEM 2. CODE OF ETHICS.

Not applicable to this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this filing.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)  See Portfolio of Investments in Item 1.

(b)  Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Period*                    (a)                   (b)          (c)                         (d)*
                           TOTAL NUMBER OF       AVERAGE      TOTAL NUMBER OF SHARES      MAXIMUM NUMBER (OR
                           SHARES (OR            PRICE        (OR UNITS) PURCHASED AS     APPROXIMATE DOLLAR VALUE) OF
                           UNITS)                PAID PER     PART OF PUBLICLY            SHARES (OR UNITS) THAT MAY YET
                           PURCHASED             SHARE (OR    ANNOUNCED PLANS OR          BE PURCHASED UNDER THE PLANS OR
                                                 UNIT)        PROGRAMS                    PROGRAMS
MARCH 1-31, 2009           22,100                $10.65       22,100                      2,160,000

APRIL 1-30, 2009                0                                  0                      2,160,000

MAY 1-31, 2009                  0                                  0                      2,160,000

JUNE 1-30, 2009                 0                                  0                      2,160,000

JULY 1-31, 2009                 0                                  0                      2,160,000

AUGUST 1-31, 2008               0                                  0                      2,160,000

TOTAL                      22,100

* The registrant's repurchase program, which authorized the repurchase of 2,200,000 shares, was announced August 7, 2008. Any repurchases made by the registrant pursuant to the program were made through open-market transactions.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Directors or Trustees implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")(17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See Ex-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: See Ex-99.906 CERT attached hereto.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen California Quality Income Municipal Fund, Inc.
            -----------------------------------------------------------

By (Signature and Title)  /s/ Kevin J. McCarthy
                         ----------------------------------------------
                          Kevin J. McCarthy
                          (Vice President and Secretary)

Date: November 6, 2009
    -------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)  /s/ Gifford R. Zimmerman
                         ----------------------------------------------
                          Gifford R. Zimmerman
                          Chief Administrative Officer
                          (principal executive officer)

Date: November 6, 2009
    -------------------------------------------------------------------

By (Signature and Title)  /s/ Stephen D. Foy
                         ----------------------------------------------
                          Stephen D. Foy
                          Vice President and Controller
                          (principal financial officer)

Date: November 6, 2009
    -------------------------------------------------------------------